As filed with the Securities and Exchange Commission on December 17, 1997

                                              1933 Act Registration No. 33-10438
                                              1940 Act Registration No. 811-4919

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                   FORM N-lA

         REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933   [X]

                     Pre-Effective Amendment No.       [_]

                     Post-Effective Amendment No. 25   [X]

     REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940   [X]

                              Amendment No.  24
                                              --


                       (Check appropriate box or boxes.)

                         MITCHELL HUTCHINS SERIES TRUST
                      (formerly PaineWebber Series Trust)
               (Exact name of registrant as specified in charter)

                          1285 Avenue of the Americas
                           New York, New York  10019
                    (Address of principal executive offices)
       Registrant's telephone number, including area code: (212) 713-2000

                           DIANNE E. O'DONNELL, Esq.
                    Mitchell Hutchins Asset Management Inc.
                          1285 Avenue of the Americas
                           New York, New York  10019
                    (Name and address of agent for service)

                                   Copies to:
                             ELINOR W. GAMMON, Esq.

                            BENJAMIN J. HASKIN, Esq.
                           Kirkpatrick & Lockhart LLP
                                  Second Floor
                        1800 Massachusetts Avenue, N.W.
                          Washington, D.C.  20036-1800
                           Telephone: (202) 778-9000

It is proposed that this filing will become effective:

[_]    Immediately upon filing pursuant to Rule 485(b)
[_]    On           pursuant to Rule 485(b)
[_]    60 days after filing pursuant to Rule 485(a)(i)
[_]    On           pursuant to Rule 485(a)(i)

[X]    75 days after filing pursuant to Rule 485(a)(ii)
[_]    On           pursuant to Rule 485(a)(ii)

If appropriate, check the following box:

[_]    This post-effective amendment designates a new effective date for a previously filed post-effective amendment

Title of Securities Being Registered:  Shares of Beneficial Interest.

                                      Mitchell Hutchins Series Trust
                                      Contents of Registration Statement

This registration statement consists of the following papers and documents:

Cover Sheet

Contents of Registration Statement

Cross Reference Sheet

Part A - Prospectus

Part B - Statement of Additional Information

Part C - Other Information

Signature Page

Exhibits

                         Mitchell Hutchins Series Trust
                        Form N-1A Cross Reference Sheet


     Part A Item No. and Caption            Prospectus Caption
     -----------------------------------    -----------------------------------------------------------
1.   Cover Page                             Cover Page
2.   Synopsis                               Not Applicable
3.   Condensed Financial Information        Financial Highlights
4.   General Description of Registrant      Investment Objectives and Policies; Description of
                                            Securities, Related Risks and Investment Techniques;
                                            General Information
5.   Management of the Fund                 Management; General Information
5A.  Management's Discussion of Fund        Financial Highlights
     Performance
6.   Capital Stock and Other Securities     Cover Page; Dividends, Other Distributions and Federal
                                            Tax; General Information
7.   Purchase of Securities Being Offered   Purchases, Redemptions and Exchanges; Valuation of Shares
8.   Redemption or Repurchase               Purchases, Redemptions and Exchanges
9.   Pending Legal Proceedings              Not Applicable

     Part B - Item No. and Caption          Statement of Additional Information Caption
     -------------------------------------  ------------------------------------------------------------
10.  Cover Page                             Cover Page
11.  Table of Contents                      Table of Contents
12.  General Information and History        Other Information
13.  Investment Objective and Policies      Investment Policies and Limitations; Hedging and Related
                                            Strategies Using Derivative Instruments; Portfolio
                                            Transactions
14.  Management of the Fund                 Trustees and Officers; Principal Holders of Securities
15.  Control Persons and Principal          Trustees and Officers; Principal Holders of Securities
     Holders of Securities
16.  Investment Advisory and Other          Investment Advisory Services; Other Information
     Services

17.  Brokerage Allocation                   Portfolio Transactions
18.  Capital Stock and Other Securities     Dividends; Other Information
19.  Purchase, Redemption and Pricing of    Additional Purchase and Redemption Information; Valuation
     Securities Being Offered               of Shares
20.  Tax Status                             Taxes
21.  Underwriters                           Not Applicable
22.  Calculation of Performance Data        Not Applicable
23.  Financial Statements                   Financial Statements


Part C
------

   Information required to be included in Part C is set forth under the appropriate item, so numbered, in Part C of this Registration Statement.

                      MITCHELL HUTCHINS SERIES TRUST
                          1285 Avenue of the Americas
                            New York, New York 10019

Mitchell Hutchins Series Trust ("Fund") is a professionally managed, open-end investment company that offers shares in the Portfolios listed below. All the Portfolios except Strategic Income Portfolio and Global Income Portfolio are diversified, and each has its own investment objective and policies. Shares of each Portfolio are offered only to insurance company separate accounts ("Accounts") that fund benefits under variable annuity contracts and/or variable life insurance contracts (collectively, "Contracts").

  * MONEY MARKET PORTFOLIO invests in high grade money market instruments and repurchase agreements secured by such instruments. An investment in the Portfolio is neither insured nor guaranteed by the U.S. government. While the Portfolio seeks to maintain a stable net asset value of $1.00 per share, there can be no assurance that it will be able to do so.

  * HIGH GRADE FIXED INCOME PORTFOLIO invests primarily in U.S. government bonds, including those backed by mortgages, and high quality corporate bonds and mortgage-backed and asset-backed securities of private issuers.


  * STRATEGIC FIXED INCOME PORTFOLIO invests primarily in bonds and other fixed income securities of varying maturities with a dollar-weighted average portfolio duration between three and eight years.

  * STRATEGIC INCOME PORTFOLIO strategically allocates its investments among three bond market categories: U.S. government and investment grade corporate bonds; U.S. high yield, high risk corporate bonds; and foreign and emerging market bonds.

  * GLOBAL INCOME PORTFOLIO invests principally in high quality bonds of foreign and U.S. issuers.

  * HIGH INCOME PORTFOLIO invests primarily in a diversified range of high yield, high risk, U.S. and foreign corporate bonds.

  * BALANCED PORTFOLIO invests primarily in a combination of equity securities, investment grade bonds and money market instruments.

  * GROWTH AND INCOME PORTFOLIO invests primarily in dividend-paying equity securities believed to have the potential for rapid earnings growth.


  * TACTICAL ALLOCATION PORTFOLIO follows a disciplined investment strategy that allocates its assets between common stocks and U.S. Treasury notes or U.S. Treasury bills.

  * GROWTH PORTFOLIO invests primarily in equity securities of companies believed to have substantial potential for capital growth.


  * AGGRESSIVE GROWTH PORTFOLIO invests primarily in the common stocks of U.S. companies expected to grow faster in assets and stock prices than the average rate of companies in the S&P 500 Composite Stock Price Index.

  * SMALL CAP PORTFOLIO invests primarily in equity securities of small capitalization ("small cap") companies.

  * GLOBAL GROWTH PORTFOLIO invests primarily in common stocks of companies based in the United States, Europe, Japan and the Pacific Basin.


This Prospectus concisely sets forth information about the Fund that a prospective investor should know before investing. Investors are advised to read this Prospectus and the applicable Contract prospectus and retain them for future reference. A Statement of Additional Information dated March 1, 1998 (which is incorporated by reference herein) has been filed with the Securities and Exchange Commission. The Statement of Additional Information can be obtained without charge and further inquiries can be made by contacting the Fund or your PaineWebber investment executive or by calling toll free 1-800-986-0088.

  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

               The date of this Prospectus is March 1, 1998.

                                      PW 1

                               TABLE OF CONTENTS

                                                                           PAGE
Financial Highlights...................................................... PW  3
Investment Objectives and Policies........................................ PW 12
Description of Securities, Related Risks and Investment Techniques........ PW 20
Purchases, Redemptions and Exchanges...................................... PW 29
Dividends, Other Distributions and Federal Income Tax..................... PW 29
Valuation of Shares....................................................... PW 31
Management................................................................ PW 31
General Information....................................................... PW 35
Appendix.................................................................. PW 36

                                      PW 2

                             FINANCIAL HIGHLIGHTS

The tables below provide data and ratios for one share of each Portfolio that had operations during the periods shown. This information is supplemented by the financial statements, accompanying notes and the report of Ernst & Young LLP, independent auditors, which appear in the Fund's Annual Report to Shareholders for the fiscal year ended December 31, 1997, and are incorporated by reference into the Statement of Additional Information. The financial statements and notes, as well as the information in the tables appearing below relating to each of the five years in the period ended December 31, 1997, have been audited by Ernst & Young LLP. Further information about the performance of each Portfolio is also included in the Annual Report to Shareholders, which may be obtained without charge by calling 1-800-986-0088. The information appearing below for periods prior to the year ended December 31, 1993 also has been audited by Ernst & Young LLP, whose reports thereon were unqualified.


The financial highlights information pertains to the Portfolios and does not reflect charges related to the separate accounts that fund the Contracts. You should refer to the appropriate Account prospectus for additional information regarding such charges.

                                                   MONEY MARKET PORTFOLIO
                          ---------------------------------------------------------------------------------
                                              FOR THE YEARS ENDED DECEMBER 31,
                          ---------------------------------------------------------------------------------
                          1997  1996     1995     1994     1993     1992     1991     1990    1989    1988
                          ---- -------  -------  -------  -------  -------  -------  ------  ------  ------
Net asset value,
 beginning
 of period..............       $  1.00  $  1.00  $  1.00  $  1.00  $  1.00  $  1.00  $ 1.00  $ 1.00  $ 1.00
                          ---  -------  -------  -------  -------  -------  -------  ------  ------  ------
Net investment income...          0.04     0.05     0.03     0.02     0.03     0.05    0.05    0.08    0.06
                          ---  -------  -------  -------  -------  -------  -------  ------  ------  ------
Dividends from net
 investment income......         (0.04)  (0.05)    (0.03)   (0.02)   (0.03)   (0.05)  (0.05)  (0.08)  (0.06)
                          ---  -------  -------  -------  -------  -------  -------  ------  ------  ------
Net asset value, end of
 period.................       $  1.00  $  1.00  $  1.00  $  1.00  $  1.00  $  1.00  $ 1.00  $ 1.00  $ 1.00
                          ===  =======  =======  =======  =======  =======  =======  ======  ======  ======
Total investment return
 (1)....................          4.32%    5.22%    3.43%    2.45%    3.00%    5.00%   5.00%   8.00%   6.00%
                          ===  =======  =======  =======  =======  =======  =======  ======  ======  ======
Ratios/Supplemental
 Data:
Net assets, end of
 period (000's).........       $12,287  $21,974  $25,042  $15,468  $19,383  $20,249  $8,720  $4,367  $3,278
Expenses to average net
 assets**...............          1.17%    0.79%    0.88%    0.86%    0.81%    1.00%   2.02%   1.55%   1.56%
Net investment income to
 average net assets**...          4.27%    5.23%    3.56%    2.43%    3.13%    4.92%   6.13%   7.62%   5.74%

-------
 *  Annualized
** During certain periods presented above, Mitchell Hutchins agreed to reimburse the Portfolio for a portion of its operating expenses and waived all or a portion of its advisory fee. If such reimbursements and waivers had not been made, the annualized ratio of expenses to average net assets and the annualized ratio of net investment income to average net assets would have been 2.04% and 6.11%, 2.17% and 6.99%, 2.36% and 4.94%, and 4.60% and
    2.34%, respectively, for the years ending December 31, 1990, 1989 and 1988 and for the period ended December 31, 1987.
 +  Commencement of operations

(1) Total investment return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends at net asset value on the payable dates, and a sale at net asset value on the last day of each period reported. The figures do not include additional Contract level charges; results would be lower if such charges were included. Total investment returns for periods of less than one year have not been annualized.

                                     PW 3

                                            HIGH GRADE FIXED INCOME
                                                   PORTFOLIO
                                    --------------------------------------------
                                          FOR THE YEARS           FOR THE PERIOD
                                              ENDED                NOVEMBER 8,
                                          DECEMBER 31,               1993+ TO
                                    ---------------------------    DECEMBER 31,
                                    1997  1996    1995    1994         1993
                                    ---- ------  ------  ------   --------------
Net asset value, beginning of
 period...........................       $ 9.49  $ 8.71  $ 9.61       $10.00
                                    ---  ------  ------  ------       ------
Net investment income (loss)......         1.04    0.56    0.26         0.02
Net realized and unrealized gains
 (losses) from investments........        (0.91)   0.79   (0.89)       (0.39)
                                    ---  ------  ------  ------       ------
Total income (loss) from
 investment operations............         0.13    1.35   (0.63)       (0.37)
                                    ---  ------  ------  ------       ------
Dividends from net investment
 income...........................        (0.52)  (0.57)  (0.27)       (0.02)
Distributions from net realized
 gains from investments...........          --      --      --           --
                                    ---  ------  ------  ------       ------
Total dividends and distributions.        (0.52)  (0.57)  (0.27)       (0.02)
                                    ---  ------  ------  ------       ------
Net asset value, end of period....       $ 9.10  $ 9.49  $ 8.71       $ 9.61
                                    ===  ======  ======  ======       ======
Total investment return (1).......         1.41%  15.44%  (6.56)%      (3.73)%
                                    ===  ======  ======  ======       ======
Ratios/Supplemental Data:
Net assets, end of period (000's).       $7,902  $9,147  $7,638       $1,480
Expenses to average net assets**..         1.62%   1.01%   1.56%        0.00%
Net investment income (loss) to
 average net assets**.............         5.04%   5.56%   4.61%        3.90%*
Portfolio turnover................          282%    136%     36%           0%
Average commission rate paid (2)..          --      --      --           --

--------
 *  Annualized
** During the period ended December 31, 1993, Mitchell Hutchins agreed to reimburse the Portfolio for all of its operating expenses and waived all of its advisory fees. If such reimbursements and waivers had not been made, the annualized ratio of expenses to average net assets and the annualized ratio of net investment income (loss) to average net assets would have been 23.52% and (19.62)%, respectively.
 +  Commencement of operations
(1) Total investment return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the payable dates, and a sale at net asset value on the last day of each period reported. The figures do not include additional contract level charges; results would be lower if such charges were included. Total investment return for periods of less than one year have not been annualized.
(2) Effective for fiscal years beginning on or after September 1, 1995, the Portfolio is required to disclose the average commission rate paid per share of common stock investments purchased or sold.

                                     PW 4

                                              STRATEGIC FIXED INCOME PORTFOLIO
                          --------------------------------------------------------------------------------
                                                                                                FOR THE
                                                                                                 PERIOD
                                                                                                JULY 5,
                                       FOR THE YEARS ENDED DECEMBER 31,                         1989+ TO
                          ------------------------------------------------------------------  DECEMBER 31,
                          1997  1996     1995     1994      1993     1992     1991     1990       1989
                          ---- -------  -------  -------   -------  -------  -------  ------  ------------
Net asset value,
 beginning of period....       $ 10.61  $ 10.34  $ 11.93   $ 11.58  $ 11.61  $ 10.49  $10.17     $10.00
                          ---  -------  -------  -------   -------  -------  -------  ------     ------
Net investment income...          1.40     0.88     0.85      0.87     0.74     0.47    0.45       0.10
Net realized and
 unrealized gains
 (losses) from
 investments............         (1.01)    1.03    (1.49)     0.48     0.05     1.12    0.32       0.17
                          ---  -------  -------  -------   -------  -------  -------  ------     ------
Total income (loss) from
 investment operations..          0.39     1.91    (0.64)     1.35     0.79     1.59    0.77       0.27
                          ---  -------  -------  -------   -------  -------  -------  ------     ------
Dividends from net
 investment income......         (0.70)   (0.88)   (0.85)    (0.87)   (0.74)   (0.47)  (0.45)     (0.10)
Distributions from net
 realized gains from
 investments............         (0.09)   (0.76)   (0.10)    (0.13)   (0.08)     --      --         --
                          ---  -------  -------  -------   -------  -------  -------  ------     ------
Total dividends and
 distributions..........         (0.79)   (1.64)   (0.95)    (1.00)   (0.82)   (0.47)  (0.45)     (0.10)
                          ---  -------  -------  -------   -------  -------  -------  ------     ------
Net asset value, end of
 period.................       $ 10.21  $ 10.61  $ 10.34   $ 11.93  $ 11.58  $ 11.61  $10.49     $10.17
                          ===  =======  =======  =======   =======  =======  =======  ======     ======
Total investment return
 (1)....................          3.79%   18.51%   (5.34)%   11.66%    6.76%   15.17%   7.58%      2.70%
                          ===  =======  =======  =======   =======  =======  =======  ======     ======
Ratios/Supplemental
 Data:
Net assets, end of
 period (000's).........       $10,689  $13,741  $17,020   $22,354  $24,103  $15,690  $5,192     $1,294
Expenses to average net
 assets**...............          1.52%    0.99%    0.89%     0.79%    0.76%    1.25%   1.55%      1.55%*
Net investment income to
 average
 net assets**...........          5.88%    6.35%    6.64%     6.13%    6.59%    6.43%   6.80%      6.17%*
Portfolio turnover......           317%     234%      54%        8%      23%       1%     66%         0%

--------
 *  Annualized
** During certain periods presented above, Mitchell Hutchins agreed to reimburse the Portfolio for a portion of its operating expenses and waived all or a portion of its advisory fee. If such reimbursements and waivers had not been made, the annualized ratio of expenses to average net assets and the annualized ratio of net investment income (loss) to average net assets would have been 1.28% and 6.40%, 3.14% and 5.20% and 13.87% and (6.15)%,
    respectively, for the years ending December 31, 1991 and 1990, and for the period ended December 31, 1989.
 +  Commencement of operations
(1) Total investment return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the payable dates, and a sale at net asset value on the last day of each period reported. The figures do not include additional contract level charges; results would be lower if such charges were included. Total investment returns for periods of less than one year have not been annualized.

                                     PW 5

                                                      GLOBAL INCOME PORTFOLIO
                          -----------------------------------------------------------------------------------------
                                                                                                         FOR THE
                                                                                                          PERIOD
                                                                                                          MAY 1,
                                           FOR THE YEARS ENDED DECEMBER 31,                              1988+ TO
                          ---------------------------------------------------------------------------  DECEMBER 31,
                          1997  1996     1995     1994      1993     1992     1991     1990     1989       1988
                          ---- -------  -------  -------   -------  -------  -------  -------  ------  ------------
Net asset value,
 beginning of period....       $ 11.20  $ 10.88  $ 11.72   $ 11.17  $ 11.65  $ 11.16  $ 10.19  $10.67     $10.00
                          ---  -------  -------  -------   -------  -------  -------  -------  ------     ------
Net investment income
 (loss).................          0.87    (0.05)    0.97      0.96     0.80     0.75     0.52    0.94       0.28
Net realized and
 unrealized gains
 (losses) from
 investments............         (0.13)    1.52    (1.60)     0.90    (0.65)    0.40     1.00   (0.22)      0.39
                          ---  -------  -------  -------   -------  -------  -------  -------  ------     ------
Total income (loss) from
 investment operations..          0.74     1.47    (0.63)     1.86     0.15     1.15     1.52    0.72       0.67
                          ---  -------  -------  -------   -------  -------  -------  -------  ------     ------
Dividends from net
 investment income......         (0.79)   (1.15)   (0.21)    (0.94)   (0.56)   (0.65)   (0.52)  (1.06)       --
Distributions in excess
 of net investment
 income.................           --       --       --      (0.16)     --       --       --      --         --
Distributions from net
 realized gains on
 investments............         (0.01)     --       --      (0.21)   (0.07)   (0.01)   (0.03)  (0.14)       --
                          ---  -------  -------  -------   -------  -------  -------  -------  ------     ------
Total dividends and
 distributions..........         (0.80)   (1.15)   (0.21)    (1.31)   (0.63)   (0.66)   (0.55)  (1.20)       --
                          ---  -------  -------  -------   -------  -------  -------  -------  ------     ------
Net asset value, end of
 period.................       $ 11.14  $ 11.20  $ 10.88   $ 11.72  $ 11.17  $ 11.65  $ 11.16  $10.19     $10.67
                          ===  =======  =======  =======   =======  =======  =======  =======  ======     ======
Total investment return
 (1)....................          6.62%   13.58%   (5.56)%   16.65%    1.29%   10.30%   14.92%   6.80%      6.70%
                          ===  =======  =======  =======   =======  =======  =======  =======  ======     ======
Ratios/Supplemental
 Data:
Net assets, end of
 period (000's).........       $24,436  $35,700  $52,688   $64,610  $63,172  $51,988  $30,778  $7,425     $7,298
Expenses to average net
 assets**...............          1.56%    1.19%    1.17%     0.98%    1.07%    1.20%    1.72%   1.86%      1.86%*
Net investment income to
 average net assets**...          6.56%    7.21%    7.23%     7.47%    7.20%    7.59%    8.64%   9.00%      6.35%*
Portfolio turnover .....           134%     160%      97%       69%      75%      14%     110%     32%       136%

--------
 *  Annualized
** During certain periods presented above, Mitchell Hutchins agreed to reimburse the Portfolio for a portion of its operating expenses and waived all or a portion of its advisory fee. If such reimbursements and waivers had not been made, the annualized ratio of expenses to average net assets and the annualized ratio of net investment income to average net assets would have been 1.75% and 8.61%, 2.59% and 8.27% and 3.30% and 4.91%, respectively, for the years ended December 31, 1990 and 1989, and for the period ended December 31, 1988.
 +  Commencement of operations
(1) Total investment return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the payable dates, and a sale at net asset value on the last day of each period reported. The figures do not include additional contract level charges; results would be lower if such charges were included. Total investment returns for periods of less than one year have not been annualized.

                                     PW 6

                                                         BALANCED PORTFOLIO*
                          ------------------------------------------------------------------------------------------
                                                                                                          FOR THE
                                                                                                           PERIOD
                                                                                                          JUNE 1,
                                            FOR THE YEARS ENDED DECEMBER 31,                              1988+ TO
                          ----------------------------------------------------------------------------  DECEMBER 31,
                          1997  1996     1995     1994      1993     1992     1991     1990     1989        1988
                          ---- -------  -------  -------   -------  -------  -------  -------  -------  ------------
Net asset value,
 beginning
 of period..............       $ 10.70  $ 9.54   $ 11.95   $ 11.63  $ 11.39  $  9.99  $ 10.37  $ 10.54    $ 10.00
                          ---  -------  -------  -------   -------  -------  -------  -------  -------    -------
Net investment income...          0.57     0.35     0.30      0.33     0.35     0.47     0.65     0.66       0.28
Net realized and
 unrealized gains
 (losses) from
 investments............          1.21     1.88    (1.44)     1.48     0.24     1.40    (0.38)    0.52       0.26
                          ---  -------  -------  -------   -------  -------  -------  -------  -------    -------
Total income (loss) from
 investment operations..          1.78     2.23    (1.14)     1.81     0.59     1.87     0.27     1.18       0.54
                          ---  -------  -------  -------   -------  -------  -------  -------  -------    -------
Dividends from net
 investment income......         (0.28)   (0.35)   (0.30)    (0.33)   (0.35)   (0.47)   (0.65)   (0.94)       --
Distributions from net
 realized gains on
 investments............         (1.25)   (0.72)   (0.97)    (1.16)     --       --       --     (0.41)       --
                          ---  -------  -------  -------   -------  -------  -------  -------  -------    -------
Total dividends and
 distributions..........         (1.53)   (1.07)   (1.27)    (1.49)   (0.35)   (0.47)   (0.65)   (1.35)       --
                          ---  -------  -------  -------   -------  -------  -------  -------  -------    -------
Net asset value, end of
 period.................       $ 10.95  $ 10.70  $  9.54   $ 11.95  $ 11.63  $ 11.39  $  9.99  $ 10.37    $ 10.54
                          ===  =======  =======  =======   =======  =======  =======  =======  =======    =======
Total investment return
 (1)....................         16.82%   23.27%   (9.59)%   15.76%    5.18%   18.73%    2.63%   11.10%      5.40%
                          ===  =======  =======  =======   =======  =======  =======  =======  =======    =======
Ratios/Supplemental
 Data:
Net assets, end of
 period (000's).........       $29,224  $23,413  $23,263   $33,367  $38,583  $33,327  $25,681  $26,851    $22,845
Expenses to average net
 assets***..............          1.24%    1.09%    1.03%     0.95%    0.93%    0.94%    1.48%    1.25%      1.24%**
Net investment income to
 average net assets***..          2.29%    2.88%    2.30%     2.27%    3.11%    4.64%    5.71%    6.54%      6.11%**
Portfolio turnover......           235%     171%     112%       60%      31%     101%     169%     230%        70%
Average commission rate
 paid (2)...............       $0.0616      --       --        --       --       --       --       --         --

-------
 * Prior to January 26, 1996, Balanced Portfolio was known as Asset Allocation Portfolio.
**  Annualized

*** During certain periods presented above, Mitchell Hutchins agreed to reimburse the Portfolio for a portion of its operating expenses and waived all or a portion of its advisory fee. If such reimbursements and waivers had not been made, the annualized ratio of expenses to average net assets and the annualized ratio of net investment income to average net assets would have been 1.50% and 5.69%, 1.39% and 6.40% and 1.44% and 5.91%, respectively, for the years ending December 31, 1990 and 1989 and for the period ended December 31, 1988.
 +  Commencement of operations
(1) Total investment return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends and capital gain distributions at net asset value on the payable dates, and a sale at net asset value on the last day of each period reported. The figures do not include additional contract level charges; results would be lower if such charges were included. Total investment return for periods of less than one year have not been annualized.
(2) Effective for fiscal years beginning on or after September 1, 1995, the Portfolio is required to disclose the average commission rate paid per share of common stock investments purchased or sold.

                                     PW 7

                                       GROWTH AND INCOME PORTFOLIO
                          -------------------------------------------------------------
                                  FOR THE YEARS ENDED                   FOR THE PERIOD
                                      DECEMBER 31,                     JANUARY 2, 1992+
                          ------------------------------------------   TO DECEMBER 31,
                          1997  1996      1995      1994      1993           1992
                          ---- -------   -------   -------   -------   ----------------
Net asset value,
 beginning of period....       $ 11.83   $  9.16   $  9.87   $ 10.26       $ 10.00
                          ---  -------   -------   -------   -------       -------
Net investment income...          0.13      0.10      0.10      0.16          0.08
Net realized and
 unrealized gains
 (losses) from
 investments............          2.46      2.70     (0.71)    (0.39)         0.26
                          ---  -------   -------   -------   -------       -------
Total income (loss) from
 investment operations..          2.59      2.80     (0.61)    (0.23)         0.34
                          ---  -------   -------   -------   -------       -------
Dividends from net
 investment income......         (0.06)    (0.10)    (0.10)    (0.16)        (0.08)
Distributions from net
 realized gains from
 investments............         (2.09)    (0.03)      --        --            --
                          ---  -------   -------   -------   -------       -------
Total dividends and
 distributions..........         (2.15)    (0.13)    (0.10)    (0.16)        (0.08)
                          ---  -------   -------   -------   -------       -------
Net asset value, end of
 period.................       $ 12.27   $ 11.83   $  9.16   $  9.87       $ 10.26
                          ===  =======   =======   =======   =======       =======
Total investment return
 (1)....................         22.12 %   30.52 %   (6.18)%   (2.26)%        3.40 %
                          ===  =======   =======   =======   =======       =======
Ratios/Supplemental
 Data:
Net assets, end of
 period (000's).........       $14,520   $14,797   $12,872   $16,281       $20,037
Expenses to average net
 assets.................          1.58 %    1.37 %    1.35 %    1.12 %        1.29 %*
Net investment income to
 average net assets.....          0.49 %    0.94 %    1.06 %    1.37 %        1.21 %*
Portfolio turnover......            99 %     134 %     150 %      52 %          14 %
Average commission rate
 paid (2)...............       $0.0598       --        --        --            --

--------
*   Annualized
+   Commencement of operations

(1) Total investment return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the payable dates, and a sale at net asset value on the last day of each period reported. The figures do not include additional contract level charges; results would be lower if such charges were included. Total investment return for periods of less than one year have not been annualized.
(2) Effective for fiscal years beginning on or after September 1, 1995, the Portfolio is required to disclose the average commission rate paid per share of common stock investments purchased or sold.

                                     PW 8

                                                        GROWTH PORTFOLIO
                          ---------------------------------------------------------------------------------------
                                                FOR THE YEARS ENDED DECEMBER 31,
                          ---------------------------------------------------------------------------------------
                           1997   1996      1995     1994      1993     1992     1991     1990      1989    1988
                          ------ -------   -------  -------   -------  -------  -------  -------   ------  ------
Net asset value,
 beginning
 of period..............          $17.57   $ 14.56  $ 18.06   $ 15.68  $ 14.92  $ 10.57  $ 11.66   $10.38  $ 8.76
                          ------ -------   -------  -------   -------  -------  -------  -------   ------  ------
Net investment income
 (loss).................           (0.06)     0.04     0.01      0.00     0.11     0.10     0.14     0.09    0.21
Net realized and
 unrealized gains
 (losses) from
 investments............            3.29      4.68    (2.13)     3.08     0.76     4.35    (1.09)    3.90    1.41
                          ------ -------   -------  -------   -------  -------  -------  -------   ------  ------
Total income (loss) from
 investment operations..            3.23      4.72    (2.12)     3.08     0.87     4.45    (0.95)    3.99    1.62
                          ------ -------   -------  -------   -------  -------  -------  -------   ------  ------
Dividends from net
 investment income......             --      (0.08)   (0.01)      --     (0.11)   (0.10)   (0.14)   (0.30)    --
Distributions from net
 realized gains from
 investments............           (3.32)    (1.63)   (1.37)    (0.70)     --       --       --     (2.41)    --
                          ------ -------   -------  -------   -------  -------  -------  -------   ------  ------
Total dividends and
 distributions..........           (3.32)    (1.71)   (1.38)    (0.70)   (0.11)   (0.10)   (0.14)   (2.71)    --
                          ------ -------   -------  -------   -------  -------  -------  -------   ------  ------
Net asset value, end of
 period.................          $17.48   $ 17.57  $ 14.56   $ 18.06  $ 15.68  $ 14.92  $ 10.57   $11.66  $10.38
                          ====== =======   =======  =======   =======  =======  =======  =======   ======  ======
Total investment
 return (1).............           18.70%    32.50%  (11.65)%   19.61%    5.83%   42.10%   (8.15)%  38.44%  18.49%
                          ====== =======   =======  =======   =======  =======  =======  =======   ======  ======
Ratios/Supplemental
 Data:
Net assets, end of
 period (000's).........         $36,357   $42,784  $39,135   $51,696  $46,479  $37,470  $12,283   $4,264  $  802
Expenses to average net
 assets**...............            1.14%     1.02%    1.00%     0.92%    0.94%    1.13%    1.85%    1.76%   1.80%
Net investment income
 (loss) to average net
 assets**...............           (0.29)%    0.23%    0.04%     0.00%    0.78%    1.07%    1.90%    1.53%   0.63%
Portfolio turnover......              53%       41%      27%       35%      29%      28%      35%      68%    190%
Average commission rate
 paid (2)...............         $0.0600       --       --        --       --       --       --       --      --

--------
 *  Annualized
** During certain periods presented above, Mitchell Hutchins agreed to reimburse the Portfolio for a portion of its operating expenses and waived all or a portion of its advisory fee. If such reimbursements and waivers had not been made, the annualized ratio of expenses to average net assets and the annualized ratio of net investment income (loss) to average net assets would have been 1.91% and 1.84%, 3.61% and (0.31)%, 3.58% and (1.15)%, and
    5.44% and (0.64)%, respectively, for the years ending December 31, 1990, 1989 and 1988 and for the period ended December 31, 1987.
 +  Commencement of operations
(1) Total investment return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the payable dates, and a sale at net asset value on the last day of each period reported. The figures do not include additional contract level charges; results would be lower if such charges were included. Total investment returns for periods of less than one year have not been annualized.
(2) Effective for fiscal years beginning on or after September 1, 1995, the Portfolio is required to disclose the average commission rate paid per share of common stock investments purchased or sold.

                                     PW 9

                                                   GLOBAL GROWTH PORTFOLIO
                          -------------------------------------------------------------------------------------
                                               FOR THE YEARS ENDED DECEMBER 31,
                          -------------------------------------------------------------------------------------
                          1997  1996     1995      1994      1993     1992      1991     1990     1989    1988
                          ---- -------  -------   -------   -------  -------   -------  -------  ------  ------
Net asset value,
 beginning
 of period..............       $ 12.00  $ 12.44   $ 14.97   $ 11.10  $ 12.06   $ 11.76  $ 11.43  $10.49  $ 8.35
                          ---  -------  -------   -------   -------  -------   -------  -------  ------  ------
Net investment income
 (loss).................          0.14     0.01     (0.03)     0.03     0.10      0.23     0.19    0.07    0.07
Net realized and
 unrealized gains
 (losses) from
 investments............          1.68    (0.45)    (1.76)     4.42    (1.01)     0.35     0.67    1.94    2.07
                          ---  -------  -------   -------   -------  -------   -------  -------  ------  ------
Total income (loss) from
 investment operations..          1.82    (0.44)    (1.79)     4.45    (0.91)     0.58     0.86    2.01    2.14
                          ---  -------  -------   -------   -------  -------   -------  -------  ------  ------
Dividends from net
 investment income......         (0.08)     --      (0.01)      --     (0.05)    (0.23)   (0.19)  (0.07)    --
Excess of net investment
 income.................           --       --        --        --       --        --       --    (0.19)    --
Distributions from net
 realized gains from
 investments............           --       --      (0.73)    (0.58)     --      (0.05)   (0.34)  (0.81)    --
                          ---  -------  -------   -------   -------  -------   -------  -------  ------  ------
Total dividends and
 distributions..........         (0.08)    0.00     (0.74)    (0.58)   (0.05)    (0.28)   (0.53)  (1.07)    --
                          ---  -------  -------   -------   -------  -------   -------  -------  ------  ------
Net asset value, end of
 period.................       $ 13.74  $ 12.00   $ 12.44   $ 14.97  $ 11.10   $ 12.06  $ 11.76  $11.43  $10.49
                          ===  =======  =======   =======   =======  =======   =======  =======  ======  ======
Total investment
 return (1).............         15.14%   (3.54)%  (11.94)%   40.02%   (7.55)%    4.93%    7.53%  19.18%  25.63%
                          ===  =======  =======   =======   =======  =======   =======  =======  ======  ======
Ratios/Supplemental
 Data:
Net assets, end of
 period (000's).........       $25,701  $28,507   $40,493   $38,035  $21,493   $24,308  $16,149  $3,806  $3,250
Expenses to average net
 assets**...............          1.10%    1.96%     1.48%     1.40%    1.46%     1.53%    2.07%   2.10%   2.08%
Net investment income
 (loss) to average
 net assets**...........          0.46%    0.10%    (0.13)%    0.38%    0.82%     2.12%    3.29%   0.71%   0.68%
Portfolio turnover......            44%     157%      175%      267%     127%       89%     120%    201%     33%
Average commission rate
 paid (2)...............       $0.0110      --        --        --       --        --       --      --      --

--------
 *  Annualized
** During certain periods presented above, Mitchell Hutchins agreed to reimburse the Portfolio for a portion of its operating expenses and waived all or a portion of its advisory fee. If such reimbursements and waivers had not been made, the annualized ratio of expenses to average net assets and the annualized ratio of net investment income (loss) to average net assets would have been 2.19% and 3.17%, 4.35% and (1.54)%, 4.55% and (1.79)% and
    4.87% and (1.68)%, respectively, for the years ended December 31, 1990, 1989, and 1988 and for the period ended December 31, 1987.
 +  Commencement of operations
(1) Total investment return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the payable dates, and a sale at net asset value on the last day of each period reported. The figures do not include additional contract level charges; results would be lower if such charges were included. Total investment returns for periods of less than one year have not been annualized.
(2) Effective for fiscal years beginning on or after September 1, 1995, the Portfolio is required to disclose the average commission rate paid per share of common stock investments purchased or sold.

                                     PW 10

                                            AGGRESSIVE GROWTH
                                                PORTFOLIO
                               ------------------------------------------------
                                      FOR THE YEARS              FOR THE PERIOD
                                          ENDED                   NOVEMBER 2,
                                       DECEMBER 31,                 1993+ TO
                               -------------------------------    DECEMBER 31,
                               1997  1996      1995     1994          1993
                               ---- -------   -------  -------   --------------
Net asset value, beginning of
 period.......................      $ 11.34   $  9.65  $  9.95       $10.00
                               ---  -------   -------  -------       ------
Net investment income (loss)..        (0.10)     0.03     0.01         0.01
Net realized and unrealized
 gains (losses) from
 investments..................         2.93      2.00    (0.30)       (0.05)
                               ---  -------   -------  -------       ------
Total income (loss) from
 investment operations........         2.83      2.03    (0.29)       (0.04)
                               ---  -------   -------  -------       ------
Dividends from net investment
 income.......................          --      (0.02)   (0.01)       (0.01)
Distributions from net
 realized gains from
 investments..................        (1.08)    (0.32)     --           --
                               ---  -------   -------  -------       ------
Total dividends and
 distributions................        (1.08)    (0.34)   (0.01)       (0.01)
                               ---  -------   -------  -------       ------
Net asset value, end of
 period.......................      $ 13.09   $ 11.34  $  9.65       $ 9.95
                               ===  =======   =======  =======       ======
Total investment return (1)...        25.23%    21.04%   (2.90)%      (0.36)%
                               ===  =======   =======  =======       ======
Ratios/Supplemental Data:
Net assets, end of period
 (000's)......................      $19,167   $17,660  $13,600       $2,814
Expenses to average net
 assets**.....................         1.52%     1.29%    1.59%        0.00%
Net investment income (loss)
 to average net assets**......        (0.74)%    0.23%    0.07%        3.31%*
Portfolio turnover............          115%      119%      90%           0%
Average commission rate paid
 (2)..........................      $0.0593       --       --           --

--------
 *  Annualized
** During the period ended December 31, 1993, Mitchell Hutchins agreed to reimburse the Portfolio for all of its operating expenses and waived all of their advisory fees. If such reimbursements and waivers had not been made, the annualized ratio of expenses to average net assets and the annualized ratio of net investment income (loss) to average net assets would have been 12.28% and (8.97)%, respectively.
 +  Commencement of operations
(1) Total investment return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the payable dates, and a sale at net asset value on the last day of each period reported. The figures do not include additional contract level charges; results would be lower if such charges were included. Total investment return for periods of less than one year have not been annualized.
(2) Effective for fiscal years beginning on or after September 1, 1995, the Portfolio is required to disclose the average commission rate paid per share of common stock investments purchased or sold.

                                     PW 11

                       INVESTMENT OBJECTIVES AND POLICIES

The Fund is a professionally managed mutual fund that offers the Portfolios listed on the cover page and described in greater detail below. Each Portfolio represents a segregated, separately managed portfolio of securities with its own investment objective and its own investment policies. There can be no assurance that any Portfolio's investment objective will be met. Strategic Income Portfolio and Global Income Portfolio are managed as non-diversified investment companies; the other Portfolios are all managed as diversified investment companies. The following Portfolios are newly organized and have no operating history: Strategic Income Portfolio, High Income Portfolio, Tactical Allocation Portfolio and Small Cap Portfolio.

Mitchell Hutchins Asset Management Inc. ("Mitchell Hutchins"), a wholly owned subsidiary of PaineWebber Incorporated ("PaineWebber"), provides investment advisory and asset management administrative services to the Fund. Certain Portfolios, as indicated below, have sub-advisers ("Sub-Advisers").

Shares of each Portfolio are offered only to Accounts that fund benefits under variable annuity contracts and/or variable life insurance contracts (collectively, "Contracts") issued by those insurance companies. An insurance company separate account's interest is limited to the Portfolio(s) in which the separate account invests. Not all Portfolios may be available for all Contracts funded by a particular insurance company separate account. Separate accounts may purchase or redeem shares at net asset value without any sales or redemption charge. Fees and charges imposed by the separate account, however, will affect the actual return to the holder of a Contract. A separate account may also impose certain restrictions or limitations on the allocation of purchase payments or Contract value to one or more Portfolios, and not all Portfolios may be available in connection with a particular Contract. Prospective investors should consult the applicable Contract prospectus for information regarding fees and expenses of the Contract and separate account and any applicable restrictions or limitations.


Shares of the Portfolios may serve as the underlying investments for separate accounts of unaffiliated insurance companies ("shared funding") and may serve as the underlying investments for both annuity and life insurance Contracts ("mixed funding"). Due to differences in tax treatment or other considerations, the interests of various Contract owners might at some time be in conflict. The Fund currently does not foresee any such conflict. However, the Fund's board of trustees ("board") intends to monitor events to identify any material irreconcilable conflict that may arise and to determine what action, if any, should be taken in response to such conflict. If such a conflict were to occur, one or more insurance companies' separate accounts might be required to withdraw its investments in one or more Portfolios. This might force a Portfolio to sell securities at disadvantageous prices.

MONEY MARKET PORTFOLIO has an investment objective of maximum current income consistent with liquidity and conservation of capital. This Portfolio invests in high grade money market instruments, with remaining maturities of 13 months or less, and repurchase agreements secured by such instruments and maintains a dollar-weighted average portfolio maturity of 90 days or less. These instruments include (1) U.S. government securities (which may or may not be backed by the full faith and credit of the United States), (2) obligations (including certificates of deposit, bankers' acceptances, time deposits maturing in seven days or less and similar obligations) of U.S. and foreign banks having total assets in excess of $1.5 billion at the time of purchase,
(3) interest-bearing savings deposits in U.S. commercial and savings banks having total assets of $1.5 billion or less, provided that the principal amounts at each such bank are fully insured by the Federal Deposit Insurance Corporation and the aggregate amount of such deposits (plus interest earned) does not exceed 5% of the Portfolio's asset value and (4) commercial paper and other short-term corporate obligations of U.S. and foreign issuers, including variable and floating rate securities and participation interests.

                                     PW 12

Participation interests are pro rata interests in securities held by others. The Portfolio may purchase only U.S. dollar-denominated obligations of foreign issuers. The Portfolio may invest up to 10% of its net assets in illiquid securities.

The commercial paper and other short-term corporate obligations purchased by Money Market Portfolio consist only of obligations that Mitchell Hutchins determines, pursuant to procedures adopted by the board, present minimal credit risks and are either (1) rated in the highest short-term rating category by at least two nationally recognized statistical rating organizations ("NRSROs"),
(2) rated in the highest short-term rating category by a single NRSRO if only that NRSRO has assigned the obligations a short-term rating or (3) unrated, but determined by Mitchell Hutchins to be of comparable quality ("First Tier Securities"). Money Market Portfolio generally may invest no more than 5% of its total assets in the securities of a single issuer (other than securities issued by the U.S. government, its agencies or instrumentalities).

HIGH GRADE FIXED INCOME PORTFOLIO has a primary investment objective of current income consistent with the preservation of capital and a secondary investment objective of capital appreciation. This Portfolio invests in U.S. government bonds, including those backed by mortgages. The Portfolio may also invest in corporate bonds and may invest up to 25% of its total assets in mortgage- and asset-backed securities of private issuers. The corporate bonds in which the Portfolio may invest consist primarily of bonds that are, at the time of purchase, rated within one of the two highest grades assigned by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"), or Moody's Investors Service Inc. ("Moody's"), except that the Portfolio may invest up to 35% of its total assets in investment grade bonds that are rated at the time of purchase lower than the two highest grades assigned by S&P or Moody's. The Portfolio may invest in bonds that are assigned comparable ratings by another NRSRO and may invest in unrated bonds that Mitchell Hutchins determines are of comparable quality to rated securities in which the Portfolio may invest. The Portfolio may invest up to 15% of its total assets in U.S. dollar-denominated bonds sold in the United States by foreign issuers if the securities are traded on recognized U.S. exchanges or in the U.S. over-the-counter ("OTC") market. No more than 55% of the total assets of the Portfolio may be represented by U.S. Treasury obligations to assure the Portfolio's compliance with the diversification requirements imposed by the Internal Revenue Code on segregated asset accounts used to fund variable annuity and/or life insurance contracts. Mitchell Hutchins will seek to vary the average maturity of the Portfolio's securities depending on its perception of future interest rate movements, so that the average maturity will be shortened when Mitchell Hutchins believes that interest rates may rise and will be lengthened when Mitchell Hutchins anticipates a decline in interest rates. The Portfolio may invest up to 10% of its net assets in illiquid securities.



STRATEGIC FIXED INCOME PORTFOLIO has an investment objective of total return with low volatility. This Portfolio invests in bonds and other fixed income securities of varying maturities with a dollar-weighted average portfolio duration between three and eight years. Portfolio holdings are invested in areas of the bond market (based on quality, sector, coupon or maturity) that its Sub-Adviser, Pacific Investment Management Company ("PIMCO"), believes to be relatively undervalued. Under normal circumstances, the Portfolio invests at least 65% of its total assets in fixed income securities, which include U.S. government and foreign government bonds (including bonds issued by supranational and quasi-governmental entities and mortgage-backed securities of private issuers), corporate bonds of U.S. and foreign issuers (including mortgage- and asset-backed securities), convertible securities, foreign currency exchange-related securities, loan participations and assignments and money market instruments. All securities purchased for the Portfolio are investment grade, except that the Portfolio may invest up to 20% of its total assets in securities that are not investment grade, but rated at least B by S&P or Moody's, assigned a comparable rating by another NRSRO or, if unrated,

                                     PW 13
determined by the Sub-Adviser to be of comparable quality. Securities rated below investment grade are commonly known as "junk bonds." The Portfolio may invest up to 20% of its total assets in a combination of U.S. dollar-denominated bonds of any foreign issuer, Yankee bonds, Eurodollar bonds and bonds denominated in foreign currencies, except that not more than 10% of the Portfolio's total assets may be invested in bonds denominated in foreign currencies. Yankee bonds are U.S. dollar-denominated obligations of foreign issuers, and Eurodollar bonds are U.S. dollar-denominated obligations of issuers that are held outside the United States, primarily in Europe. The Portfolio's investments in mortgage-backed securities of private issuers are limited to 35% of its total assets. The Portfolio also may invest up to 5% of its net assets in loan participations and assignments and may invest up to 15% of its net assets in illiquid securities.

STRATEGIC INCOME PORTFOLIO has a primary investment objective of high current income and a secondary investment objective of capital appreciation. This Portfolio strategically allocates its investments among three distinct bond market categories: (1) U.S. government and investment grade corporate bonds, including mortgage- and asset-backed securities; (2) U.S. high yield, high risk corporate bonds, including convertible bonds, and preferred stock; and (3) foreign and emerging market bonds. A portion of the Portfolio's assets normally is invested in each of these investment sectors. However, the Portfolio has the flexibility at any time to invest all or substantially all of its assets in any one sector. The Portfolio may invest without limit in bonds rated below investment grade (commonly known as "junk bonds"), including high yield, high risk bonds that are rated as low as D by S&P or C by Moody's. The foreign and emerging market bonds in which the Portfolio may invest include: (1) government bonds, including Brady bonds and other sovereign debt, and bonds issued by multinational institutions such as the International Bank for Reconstruction and Development and the International Monetary Fund; (2) corporate bonds and preferred stock issued by entities located in foreign countries, or denominated in or indexed to foreign currencies; and (3) interests in securitized or reconstructed foreign loans, bonds or preferred stock. The Portfolio may invest without limit in securities of issuers located in any country in the world, including both industrialized and emerging market countries. The Portfolio generally is not restricted in the portion of its assets that may be invested in a single country or region, but the Portfolio's assets normally are invested in issuers located in at least three countries. No more than 25% of the Portfolio's total assets are invested in securities issued or guaranteed by any single government. The Portfolio may invest in foreign and emerging market bonds that do not meet any minimum credit rating standard or that are unrated. The Portfolio may invest up to 10% of its total assets in preferred stock of U.S. and foreign issuers. It also may acquire equity securities when attached to bonds or as part of a unit including bonds or in connection with a conversion or exchange of bonds. The Portfolio may invest without limit in certificates of deposit issued by banks and savings associations and in banker's acceptances. The Portfolio also may invest in loan participations and assignments, zero coupon bonds, original issue discount and payment-in-kind securities. The Portfolio may invest up to 15% of its net assets in illiquid securities.

Mitchell Hutchins believes that Strategic Income Portfolio's strategy of sector allocation should be less risky than investing in only one sector of the bond market. Data from the Lehman Aggregate Bond Index, the Salomon Brothers High Yield Index, the Merrill Lynch High Yield Index and the Salomon Brothers World Government Bond Index indicate that these sectors are not closely correlated. If successful, the Portfolio's strategy should enable the Portfolio to achieve a higher level of investment return than if the Portfolio invested exclusively in any one investment or allocated a fixed proportion of its assets to each investment sector. The Portfolio is, however, more dependent on the ability of Mitchell Hutchins to evaluate successfully the relative values of the Portfolio's three investment sectors that is the case with a fund that does not seek to adjust market sector allocations over time.

Strategic Income Portfolio is "non-diversified" as that term is defined in the Investment Company Act of 1940 ("1940 Act"). That term and the associated risks are described under "Description of Securities, Related Risks and Investment Techniques--Risks--Non-Diversified Status" below.

                                     PW 14

GLOBAL INCOME PORTFOLIO has a primary investment objective of high current income and a secondary investment objective of capital appreciation. This Portfolio invests principally in high quality bonds of foreign and U.S. issuers. Bonds are considered high quality if they are assigned one of S&P's or Moody's two highest ratings. The Portfolio may invest in bonds that are assigned comparable ratings by another NRSRO and may invest in unrated bonds that Mitchell Hutchins determines are of comparable quality to rated securities in which the Portfolio may invest. Normally, at least 65% of the Portfolio's total assets are invested in high quality bonds (and receivables from the sale of such securities), denominated in foreign currencies or U.S. dollars, that are issued or guaranteed by foreign and U.S. governments or by supranational organizations such as the International Bank for Reconstruction and Development, or that are issued by foreign and U.S. companies, banks and bank holding companies. Such issuers will be located in at least three of the following countries: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, South Africa, Spain, Sweden, Switzerland, Thailand, the United Kingdom and the United States. No more than 40% of the Portfolio's total assets will be invested in securities of issuers located in any one country. There is no limit on the amount of assets that may be invested in securities of U.S. issuers. Up to 35% of the Portfolio's total assets may be invested in bonds rated below the two highest grades assigned by a NRSRO. Except as noted below, these securities must be rated at least BBB by S&P, Baa by Moody's or comparatively rated by another NRSRO or, if unrated, determined by Mitchell Hutchins to be of comparable quality. Within this 35% limitation, the Portfolio may invest up to 20% of its total assets in debt securities rated as low as D by S&P, C by Moody's or comparably rated by another NRSRO or, in the case of such securities assigned a short-term debt rating, as low as D by S&P or comparably rated by another NRSRO or, if not so rated, determined by Mitchell Hutchins to be of comparable quality. Mitchell Hutchins will purchase securities rated below investment grade for the Portfolio only when it concludes that the anticipated return to the Portfolio on such investment warrants exposure to the additional level of risk. Fundamental economic strength, credit quality and currency and interest rate trends are the principal determinants of the various country, geographic and industry sector weightings within the Portfolio. Up to 20% of the Portfolio's total assets may be invested in debt securities that are not paying current income. The Portfolio may purchase these securities if Mitchell Hutchins believes that they have a potential for capital appreciation. Up to 5% of the Portfolio's total assets may be invested in bonds convertible into equity securities. The Portfolio also may invest up to 10% of its net assets in illiquid securities.



Global Income Portfolio is "non-diversified" as that term is defined in the 1940 Act. That term and the associated risks are described under "Description of Securities, Related Risks and Investment Techniques--Risks--Non-Diversified Status" below.

HIGH INCOME PORTFOLIO has an investment objective of high income. This Portfolio may invest without limit in bonds rated below investment grade (commonly known as "junk bonds") and normally invests at least 65% of its total assets in high yield, high risk, income producing corporate bonds of U.S. and foreign issuers that, at the time of purchase, are rated B or better by S&P or Moody's, comparably rated by another NRSRO or, if unrated, are considered to be of comparable quality by Mitchell Hutchins. The Portfolio may include in this 65% of its total assets any equity securities (including common stocks and rights and warrants for equity securities) that are attached to corporate bonds or are part of a unit including corporate bonds, so long as the corporate bonds meet these quality requirements. The Portfolio also may invest up to 35% of its total assets in bonds that are rated below B (and rated as low as D by S&P or C by Moody's) or comparable unrated bonds, U.S. government bonds, equity securities and money market instruments. Up to 25% of the Portfolio's total assets may be invested in bonds and equity securities that are not paying current income. The Portfolio may purchase these securities if Mitchell Hutchins believes that they have a potential for capital appreciation. Up to 35% of the Portfolio's net assets may be invested in securities

                                     PW 15
of foreign issuers. However, no more than 10% of the Portfolio's net assets may be invested in securities of foreign issuers that are denominated and traded in currencies other than the U.S. dollar. The Portfolio may invest in bonds that are indexed to specific foreign currency exchange rates and may invest up to 5% of its net assets in loan participations and assignments. The Portfolio also may invest in zero coupon bonds, original issue discount and payment-in-kind securities. The Portfolio may invest up to 15% of its net assets in illiquid securities.

BALANCED PORTFOLIO has an investment objective of high total return with low volatility. This Portfolio invests primarily in a combination of three asset classes: stocks (equity securities), bonds (investment grade bonds) and cash (money market instruments) and maintains a fixed income allocation (including bonds and cash) of at least 25%. The Portfolio may invest in a broad range of equity securities issued by companies believed by Mitchell Hutchins to have the potential for rapid earnings growth; investment grade bonds; U.S. government securities, convertible securities and money market instruments. The Portfolio may invest in U.S. dollar-denominated securities of foreign issuers that are traded on recognized U.S. exchanges or in the U.S. OTC market. The Portfolio may invest up to 10% of its assets in convertible securities rated below investment grade but at least B by S&P or Moody's, comparably rated by another NRSRO or determined by Mitchell Hutchins to be of comparable quality. Securities rated below investment grade are commonly known as "junk bonds." The Portfolio may invest up to 10% of its net assets in illiquid securities.

Mitchell Hutchins believes that returns on stocks and bonds reflect the consensus expectations for key economic variables, such as interest rates, profit growth and inflation, and that superior performance can be obtained by reallocating assets from time to time before changes in the consensus outlook have been fully discounted by the market. To implement this strategy, Mitchell Hutchins regularly surveys key investment advisors and generates a consensus forecast of economic variables affecting returns on equity securities, bonds and money market instruments. Mitchell Hutchins then applies fundamental valuation techniques to the consensus data to determine what it believes is the optimal asset allocation for the Portfolio. Portfolio managers specializing in each asset class then select specific securities for their allocated portions of the portfolio. Mitchell Hutchins regularly monitors market outlooks and changes asset allocations when there are significant changes in expected returns. Mitchell Hutchins uses the following investment process to determine the individual securities for each portion of the Portfolio:

Equity Securities. Mitchell Hutchins uses its proprietary Factor Valuation Model to identify stocks providing a combination of value and price momentum. Refer to "Investment Techniques and Strategies" below, for a more detailed discussion of the Factor Valuation Model.


Bonds. Mitchell Hutchins selects bonds based on its analysis of their maturity and risk structures (comparing yields on U.S. Treasury securities to yields on riskier types of debt securities).

Money Market Instruments. Mitchell Hutchins' decision to use these securities is based on its judgment of how they can further the Portfolio's investment objective.


GROWTH AND INCOME PORTFOLIO has an investment objective of current income and capital growth. This Portfolio, under normal circumstances, invests at least 65% of its total assets in dividend-paying equity securities believed by Mitchell Hutchins to have the potential for rapid earnings growth. In seeking to balance capital growth with current income, Mitchell Hutchins follows a disciplined investment process that relies on its Equity Research Team and its proprietary Factor Valuation Model to identify stocks providing a combination of value and price momentum. Refer to "Investment Techniques and Strategies" below, for a more detailed discussion of the Factor Valuation Model. The

                                     PW 16

Portfolio may invest up to 35% of its total assets in equity securities not meeting these selection criteria, as well as in U.S. government bonds, corporate bonds and money market instruments, including up to 10% of its total assets in convertible securities rated below investment grade but no lower than B by S&P or Moody's, comparably rated by another NRSRO or, if unrated, determined by Mitchell Hutchins to be of comparable quality. Securities rated below investment grade are commonly known as "junk bonds." The Portfolio may invest up to 25% of its total assets in U.S. dollar-denominated equity securities and bonds of foreign issuers that are traded on recognized U.S. exchanges or in the U.S. OTC market. The Portfolio may invest in bonds for purposes of seeking capital appreciation when, for example, Mitchell Hutchins anticipates that market interest rates may decline or credit factors or ratings affecting particular issuers may improve. The Portfolio may invest up to 10% of its net assets in illiquid securities.



TACTICAL ALLOCATION PORTFOLIO has an investment objective of total return, consisting of long-term capital appreciation and current income. In seeking total return, the Portfolio uses a systematic investment strategy that allocates its investments between an equity portion designed to track the performance of the S&P 500 Composite Stock Price Index ("S&P 500 Index") and a fixed income portion which generally will be comprised of either five-year U.S. Treasury notes or 30-day U.S. Treasury bills. The Portfolio seeks to achieve total return during all economic and financial market cycles, with lower volatility than that of the S&P 500 Index. Mitchell Hutchins allocates the Portfolio's assets based on the Tactical Allocation Model's quantitative assessment of the projected rates of return for each asset class. The Model attempts to track the S&P 500 Index in periods of strongly positive market performance but attempts to take a more defensive posture by reallocating assets to bonds or cash when the Model signals a potential bear market, prolonged downturn in stock prices or significant loss in value.

The basic premise of the Tactical Allocation Model is that investors accept the risk of owning stocks, measured as volatility of return, because they expect a return advantage. This expected return advantage of owning stocks is called the equity risk premium ("ERP"). The Model projects the stock market's expected ERP based on several factors, including the current price of stocks and their expected future dividends; three- to-five-year, "bottom-up" company earnings projections; and the yield-to-maturity of the one-year U.S. Treasury bill. When the stock market's ERP is high, the Model signals the Portfolio to invest 100% in stocks. Conversely, when the ERP decreases below certain threshold levels, the Model signals the Portfolio to reduce its exposure to stocks. The Model can recommend stock allocations of 100%, 75%, 50%, 25% or 0%.

If the Tactical Allocation Model recommends a stock allocation of less than 100%, the Model also recommends a fixed income allocation for the remainder of the Portfolio's assets. The Model will recommend either bonds (five-year Treasury notes) or cash (30-day U.S. Treasury bills), but not both. To make this determination, the Model calculates the risk premium available for the notes. This bond risk premium ("BRP") is calculated based on the yield-to-maturity of the five-year U.S. Treasury note and the one-year U.S. Treasury bill. The Portfolio may invest up to 15% of its net assets in illiquid securities.




Tactical Allocation Portfolio deviates from the recommendations of the Tactical Allocation Model only to the extent necessary to

  . Maintain an amount in cash, not expected to exceed 2% of its total assets under normal market conditions, to pay Portfolio operating expenses, dividends and other distributions on its shares and to meet anticipated redemptions of shares;

  . Qualify as a regulated investment company for federal income tax purposes; and

                                     PW 17

  . Meet the diversification requirements imposed by the Internal Revenue
    Code on segregated asset accounts used to fund variable annuity and/or life insurance contracts, which means, among other things, that the Portfolio may not invest more than 55% of its total assets in U.S. Treasury obligations.

As a result, if the Tactical Allocation Model recommends more than a 50% allocation to bonds or cash, Tactical Allocation Portfolio must invest a portion of its assets in bonds or money market instruments that are not U.S. Treasury obligations and, even if the Model does not recommend an allocation to cash, the Portfolio still may hold cash.


In its stock portion, Tactical Allocation Portfolio attempts to duplicate, before the deduction of operating expenses, the investment results of the S&P 500 Index. Securities in the S&P 500 Index are selected, and may change from time, based on a statistical analysis of such factors as the issuer's market capitalization (the Index emphasizes large capitalization stocks), the security's trading activity and its adequacy as a representative of stocks in a particular industry section. The Portfolio's investment results for its stock portion will not be identical to those of the S&P 500 Index. Deviations from the performance of the S&P 500 Index may result from purchases and redemptions of Portfolio shares that may occur daily, as well as from expenses borne by the Portfolio. Instead, the Portfolio attempts to achieve a correlation of at least
0.95 between the performance of the Portfolio's stock portion, before the deduction of operating expenses, and that of the S&P 500 Index (a correlation of 1.00 would mean that the net asset value of the stock portion increased or decreased in exactly the same proportion as changes in the Index). [Once its
assets have reached $    million,] the Portfolio expects to hold approximately
450 of the 500 stocks in the S&P 500 Index.

Asset reallocations are made on the first business day of each month. In addition to any reallocation of assets directed by the Tactical Allocation Model, any material amounts resulting from appreciation or receipt of dividends, distributions, interest payments and proceeds from securities maturing in each of the asset classes are reallocated (or "rebalanced") to the extent practicable to establish the Model's recommended asset allocation mix.



GROWTH PORTFOLIO has an investment objective of long-term capital appreciation. This Portfolio invests primarily in equity securities issued by companies believed by Mitchell Hutchins to have substantial potential for capital growth. Under normal circumstances, at least 65% of the Portfolio's total assets is invested in equity securities. The Portfolio may invest up to 35% of its total assets in U.S. government bonds and in corporate bonds, including up to 10% of its total assets in convertible debt securities that are rated below investment grade but no lower than B by S&P or Moody's, comparably rated by another NRSRO or, if unrated, determined by Mitchell Hutchins to be of comparable quality. Securities rated below investment grade are commonly known as "junk bonds." The Portfolio may invest up to 25% of its total assets in U.S. dollar-denominated equity securities and bonds of foreign issuers if the securities are traded on recognized U.S. exchanges or in the U.S. OTC market. The Portfolio may invest in bonds for purposes of seeking capital appreciation when, for example, Mitchell Hutchins anticipates that market interest rates may decline or credit factors or ratings affecting particular issuers may improve. The Portfolio may invest up to 10% of its net assets in illiquid securities.


In selecting equity securities with the potential for above-average growth in earnings, cash flow and/or book value that are selling at a reasonable value relative to that growth, Mitchell Hutchins follows a disciplined investment process that relies on its Equity Research Team and combines a "bottom-up" stock-by-stock approach with the proprietary Factor Valuation Model. The Portfolio may invest in companies of large market capitalizations, medium-sized companies and smaller companies that are aggressively expanding their businesses. This flexibility allows the Portfolio to invest more of its assets in companies that have greater earnings growth potential regardless of their market capitalizations. When investing in small cap companies, the Team places more emphasis on

                                     PW 18
the trading volume of the company's stock. The Model, which the Team generally uses as part of the stock selection process, is described in greater detail below under the discussion of "Investment Techniques and Strategies."


AGGRESSIVE GROWTH PORTFOLIO has an investment objective of maximizing long-term capital appreciation. This Portfolio invests primarily in common stocks of U.S. companies the assets and stock prices of which are expected by the Portfolio's Sub-Adviser, Nicholas-Applegate Capital Management ("Nicholas-Applegate"), to grow faster than the average rate of companies in the S&P 500 Index. Companies in which the Portfolio invests are diversified over a cross-section of industries and may be growth companies, cyclical companies or companies believed to be undergoing a basic change in operations or markets that, in the opinion of Nicholas-Applegate, would result in a significant improvement in earnings. The securities of such companies may be subject to more volatile market movements than securities of larger, more established companies. The Portfolio is not restricted to investments in companies of any particular size. Under normal market conditions, Aggressive Growth Portfolio invests at least 75% of its total assets in common stocks. The Portfolio may invest up to 25% of its total assets in preferred and convertible securities issued by similar growth companies, U.S. government bonds and investment grade corporate bonds. The Portfolio may invest up to 15% of its net assets in illiquid securities.

In making decisions with respect to common stocks for Aggressive Growth Portfolio, Nicholas-Applegate uses a proprietary investment methodology that consists of investment techniques and processes designed to identify companies with attractive earnings growth potential and to evaluate their investment prospects.

Aggressive Growth Portfolio may invest up to 25% of its total assets in U.S. dollar-denominated equity securities and bonds of foreign issuers that are traded on recognized U.S. exchanges or in the U.S. OTC market.

SMALL CAP PORTFOLIO has an investment objective of long-term capital appreciation. This Portfolio invests, under normal circumstances, at least 65% of its total assets in equity securities of small capitalization ("small cap") companies, which are defined as companies having market capitalizations of up to $1 billion. In selecting small cap equity securities with the potential for capital appreciation, Mitchell Hutchins follows a disciplined investment process that relies on its Equity Research Team and its proprietary Factor Valuation Model to identify stocks providing a combination of value and price momentum. Refer to "Investment Techniques and Strategies" below for a more detailed discussion of the Factor Valuation Model. The Portfolio may invest up to 35% of its total assets in equity securities of companies that are larger than small cap companies, as well as in U.S. government bonds, corporate bonds and money market instruments, including up to 10% of total assets in convertible bonds rated below investment grade but no lower than B by S&P or Moody's, comparably rated by another NRSRO or, if unrated, determined by Mitchell Hutchins to be of comparable quality. Securities rated below investment grade are commonly known as "junk bonds." Up to 25% of the Portfolio's total assets may be invested in U.S. dollar-denominated equity securities of foreign issuers that are traded on recognized U.S. exchanges or in the U.S. OTC market. The Portfolio may invest up to 15% of its net assets in illiquid securities.

GLOBAL GROWTH PORTFOLIO has an investment objective of long-term capital appreciation. This Portfolio invests primarily in the common stocks of companies based in the United States, Europe, Japan and the Pacific Basin. Under normal conditions, at least 65% of the Portfolio's total assets is invested in common stocks and securities convertible into common stocks. The Portfolio's Sub-Adviser, GE Investment Management Incorporated ("GEIM"), seeks to identify companies that have potential for growth and whose value has not been fully recognized by the marketplace. GEIM concentrates primarily on medium to large-size companies that it believes meet this undervalued growth criterion. The Portfolio may also hold other types of securities, including non-convertible

                                     PW 19
investment grade bonds, government bonds and money market securities of U.S. and foreign issuers, and cash (foreign currencies or U.S. dollars), in such proportions as, in the opinion of GEIM, prevailing market, economic or political conditions warrant. The Portfolio may invest up to 10% of its net assets in illiquid securities.


    DESCRIPTION OF SECURITIES, RELATED RISKS AND INVESTMENT TECHNIQUES


EQUITY SECURITIES include common stocks, preferred stocks and securities that are convertible into them, including common stock purchase warrants and rights, equity interests in trusts, partnerships, joint ventures or similar enterprises and depository receipts. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. Preferred stock has certain fixed-income features, like a bond, but is actually equity in a company, like common stock. Depository receipts typically are issued by banks or trust companies and evidence ownership of underlying securities.

BONDS are fixed or variable rate debt obligations, including notes, debentures and similar debt instruments and securities. Mortgage- and asset-backed securities are types of bonds. Corporations, governments and other issuers use bonds to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and must repay the amount borrowed at or before maturity. Bonds have varying degrees of investment risk and varying levels of sensitivity to changes in interest rates.

U.S. GOVERNMENT BONDS include direct obligations of the U.S. government (such as U.S. Treasury bills, notes and bonds) and obligations issued or guaranteed by the U.S. government, its agencies or its instrumentalities. U.S. government bonds include mortgage-backed securities issued or guaranteed by government agencies or government-sponsored enterprises. Other U.S. government bonds may be backed by the full faith and credit of the U.S. government or supported primarily or solely by the creditworthiness of the government-related issuer, such as the Resolution Funding Corporation, the Student Loan Marketing Association ("Sallie Mae"), the Federal Home Loan Banks and the Tennessee Valley Authority.

CORPORATE BONDS are bonds issued by corporations, banks, partnerships, trusts or other non-governmental entities.

MONEY MARKET INSTRUMENTS are high grade debt obligations with maturities of 13 months or less and include government obligations, obligations of banks (including certificates of deposit, bankers' acceptances, time deposits and similar obligations, commercial paper and other short-term bonds of corporate and other non-governmental issuers, including variable rate and floating rate securities, participation interests and repurchase agreements secured by any of these instruments. Global Growth Portfolio's investments in money market instruments may be made indirectly through investments in a cash management investment fund established and managed by GEIM at no additional cost to the Fund.

MORTGAGE- AND ASSET-BACKED SECURITIES are bonds backed by specific types of assets. Mortgage-backed securities represent direct or indirect interests in pools of underlying mortgage loans that are secured by real property. U.S. government mortgage-backed securities are issued or guaranteed as to principal and interest (but not as to market value) by the Government National Mortgage Association ("Ginnie Mae"), Fannie Mae (also known as the Federal National Mortgage Association) and Freddie Mac (also known as the Federal Home Loan Mortgage Corporation) or other government-sponsored entities. Other mortgage-backed securities are sponsored or issued by private entities, including investment banking firms and mortgage originators. The growth of mortgage-backed securities and the secondary mortgage market in which they are traded has helped to keep mortgage money available for home financing.

                                     PW 20

Mortgage-backed securities may be composed of one or more classes and may be structured either as pass-through securities or collateralized debt obligations. Multiple-class mortgage-backed securities are referred to in this Prospectus as "CMOs." Some CMOs are directly supported by other CMOs, which in turn are supported by mortgage pools. Investors typically receive payments out of the interest and principal on the underlying mortgages. The portions of these payments that investors receive, as well as the priority of their rights to receive payments, are determined by the specific terms of the CMO class. CMOs involve special risks and evaluating them requires special knowledge.

When interest rates go down and homeowners refinance their mortgages, mortgage-backed bonds may be paid off more quickly than investors expect. When interest rates rise, mortgage-backed bonds may be paid off more slowly than originally expected. Changes in the rate or "speed" of these prepayments can cause the value of mortgage-backed securities to fluctuate rapidly.

Other asset-backed securities are similar to mortgage-backed securities, except that the underlying assets are different. These underlying assets may be nearly any type of financial asset or receivable, such as motor vehicle installment sales contracts, home equity loans, leases of various types of real and personal property and receivables from credit cards.

CONVERTIBLE SECURITIES include bonds, preferred stock or other securities that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or dividends paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Convertible securities have unique investment characteristics in that they generally (1) have higher yields than common stocks, but lower yields than comparable non-convertible securities, (2) are less subject to fluctuation in value than the underlying stock because they have fixed income characteristics, and (3) provide the potential for capital appreciation if the market price of the underlying common stock increases. While no securities investment is without some risk, investments in convertible securities generally entail less risk than the issuer's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security.

LOAN PARTICIPATIONS AND ASSIGNMENTS are investments in fixed and floating rate loans arranged through private negotiations with a U.S. or foreign borrower. These investments normally are participations in or assignments of all or a portion of loans made by banks. Participations typically will result in a Portfolio's having a contractual relationship only with the lender, not with the borrower. In a participation, the Portfolio is entitled to receive payments of principal, interest and any loan fees by the lender only when and if these fees are received. Also, the Portfolio may not directly benefit from any collateral supporting the underlying loan. As a result, the Portfolio assumes the credit risk of both the borrower and the lender that is selling the participation. If the lender becomes insolvent, the Portfolio may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower. In a loan assignment, the Portfolio is entitled to receive payments directly from the borrower and, therefore, does not depend on the selling bank to pass these payments on to the Portfolio.

CURRENCY-LINKED INVESTMENTS are bonds that are indexed to specific foreign currency exchange rates. The principal amount of these bonds may be adjusted up or down (but not below zero) at maturity to reflect changes in the exchange rate between two currencies. A Portfolio may experience loss of principal due to these adjustments.

                                     PW 21

RISKS

EQUITY SECURITIES. While past performance does not guarantee future results, equity securities historically have provided the greatest long-term growth potential in a company. However, their prices generally fluctuate more than other securities, and reflect changes in a company's financial condition and in overall market and economic conditions. Common stocks generally represent the riskiest investment in a company. It is possible that a Portfolio may experience a substantial or complete loss on an individual equity investment.


INTEREST RATE RISK. Interest rate risk is the risk that interest rates will rise and that, as a result, bond prices will fall, lowering the value of a Portfolio's investments. In general, bonds having longer durations are more sensitive to interest rate changes than are bonds with shorter durations. "Duration" is a measure of the expected life of a fixed income security on a present value basis.

CREDIT RISK. Credit risk is the risk the issuer or guarantor may be unable to pay interest or repay principal on the bond. This can be affected by many factors, including adverse changes in the issuer's own financial condition or in economic conditions.

CREDIT RATINGS; BONDS RATED BELOW INVESTMENT GRADE. Credit ratings attempt to evaluate the safety of principal and interest payments, but they do not evaluate the volatility of the security's value or its liquidity and do not guarantee the performance of the issuer. Rating agencies may fail to make timely changes in credit ratings in response to subsequent events, so that an issuer's current financial condition may be better or worse than the rating indicates. There is a risk that rating agencies may downgrade bonds.

Investment grade bonds are rated in one of the four highest rating categories by a nationally recognized rating agency, such as S&P or Moody's or, if unrated, are considered to be of comparable quality by Mitchell Hutchins or the applicable Sub-Adviser. Moody's considers bonds rated Baa (its lowest investment grade rating) to have speculative characteristics. This means that changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case for higher-rated bonds.

Debt rated D by S&P is in payment default or such rating is assigned upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized Debt rated C by Moody's is in the lowest rated class and can be regarded as having extremely poor prospects of attaining any real investment standing.

Debt securities that are not rated by an NRSRO but that Mitchell Hutchins or the applicable Sub-Advisor determines to be of comparable quality to that of rated securities in which the Fund may invest are included in the computation of any percentage limitations applicable to the comparatively rated securities.


High yield, high risk bonds are rated below investment grade and are commonly referred to as "junk bonds." High yield, high risk bonds are considered predominantly speculative with respect to the issuer's ability to pay interest and repay principal. A Portfolio's investments in these lower rated bonds entail greater risk than its investments in investment grade bonds. Lower rated bonds may involve major risk exposure to adverse market conditions. During an economic downturn or period of rising interest rates, their issuers may experience financial stress that adversely affects their ability to pay interest and repay principal and may increase the possibility of default. Lower rated bonds are frequently unsecured by collateral and will not receive payment until more senior claims are paid in full. The market for these bonds is thinner and less active, which may limit a Portfolio's ability to sell them at fair value in response to changes in the economy or financial markets.


                                     PW 22

During the fiscal year ended December 31, 1997,        Portfolio,
Portfolio and        Portfolio each invested at least 5% of its average annual
net assets in securities rated below investment grade. These Portfolios invested their average annual net assets as follows:

     % OF AVERAGE ANNUAL NET
     ASSETS INVESTED IN
     -----------------------                                                 ---
     Debt Securities rated by S&P or Moody's................................
     Debt Securities not so rated...........................................
     Securities rated AAA/Aaa (including cash items)........................
     Securities rated AA/Aa.................................................
     Securities rated A/A...................................................
     Securities rated BBB/Baa...............................................
     Securities rated BB/Ba.................................................
     Securities rated B/B...................................................
     Securities rated CCC/Caa...............................................

It should be noted that this information reflects the average composition of the assets of each Portfolio during the fiscal year ended December 31, 1997, and is not necessarily representative of the Portfolio's assets as of the end of the fiscal year, the current fiscal year or at any time in the future.

MORTGAGE- AND ASSET-BACKED SECURITIES. The yield characteristics of mortgage- and asset-backed securities differ from those of traditional bonds. Among the major differences are that interest and principal payments are made more frequently (usually monthly) and that principal may be prepaid at any time because the underlying mortgage loans or other assets generally may be prepaid at any time. Generally, prepayments on fixed rate mortgage loans will increase during a period of falling interest rates and decrease during a period of rising interest rates. Mortgage- and asset-backed securities may also decrease in value as a result of increases in interest rates and, because of prepayments, may benefit less than other bonds from declining interest rates. Reinvestments of prepayments may occur at lower interest rates than the original investment, thus adversely affecting a Portfolio's yield. Actual prepayment experience may cause the yield of a mortgage-backed security to differ from what was assumed when the Portfolio purchased the security.

The market for privately issued mortgage- and asset-backed securities is smaller and less liquid than the market for U.S. government mortgage-backed securities. CMO classes may be specially structured in a manner that provides any of a wide variety of investment characteristics, such as yield, effective maturity and interest rate sensitivity. As market conditions change, however, and especially during periods of rapid or unanticipated changes in market interest rates, the attractiveness of the CMO classes and the ability of the structure to provide the anticipated investment characteristics may be significantly reduced. These changes can result in volatility in the market value, and in some instances reduced liquidity, of the CMO class.

Certain classes of CMOs are structured in a manner that makes them extremely sensitive to changes in prepayment rates. Interest-only ("IO") and principal-only ("PO") classes are examples of this. IOs are entitled to receive all or a portion of the interest, but none (or only a nominal amount) of the principal payments, from the underlying mortgage assets. If the mortgage assets underlying an IO experience greater than anticipated principal prepayments, then the total amount of interest payments allocable to the IO class, and therefore the yield to investors, generally will be reduced. In some instances, an investor in an IO may fail to recoup all of his or her initial investment, even if the security is government-issued or guaranteed or considered to be of the highest quality, or is rated AAA or the equivalent. Conversely, PO classes are entitled to receive all or a portion of the principal payments, but none of the interest, from the underlying mortgage assets. PO classes are purchased at substantial discounts from par, and the yield to investors will be reduced if principal payments are slower than expected. Some IOs and POs, as well as other CMO classes, are structured to have special protections against the effects of prepayments. These structural protections, however, normally are effective only within certain ranges of prepayment rates and thus will not protect investors in all circumstances.

                                     PW 23

Inverse floating rate CMO classes also may be extremely volatile. These classes pay interest at a rate that decreases when a specified index of market rates increases.

During 1994, the value and liquidity of many mortgage-backed securities declined sharply due primarily to increases in interest rates. There can be no assurance that such declines will not recur. The market value of certain mortgage-backed securities, including IO and PO classes of mortgage-backed securities and inverse floating rate securities, can be extremely volatile and these securities may become illiquid. Mitchell Hutchins or the applicable Sub-Adviser seeks to manage each Portfolio's investments in mortgage-backed securities so that the volatility of its portfolio, taken as a whole, is consistent with the Portfolio's investment objective. If market interest rates or other factors that affect the volatility of securities held by a Portfolio change in ways that Mitchell Hutchins or the applicable Sub-Adviser does not anticipate, the Portfolio's ability to meet its investment objective may be reduced.

FOREIGN SECURITIES. Investing in foreign securities involves more risks than investing in securities of U.S. companies. Their value is subject to economic and political developments in the countries where the companies operate and to changes in foreign currency values. Values may also be affected by foreign tax laws, changes in foreign economic or monetary policies, exchange control regulations and regulations involving prohibitions on the repatriation of foreign currencies. Investments in foreign countries could be affected by other factors not present in the United States, including expropriation, confiscatory taxation, lack of uniform accounting and auditing standards and potential difficulties in enforcing contractual obligations and could be subject to extended clearance and settlement periods.

In general, less information may be available about foreign companies than about U.S. companies, and foreign companies are generally not subject to the same accounting, auditing and financial reporting standards as are U.S. companies. Foreign securities markets may be less liquid and subject to less regulation than the U.S. securities markets. The costs of investing outside the United States frequently are higher than those in the United States. These costs include relatively higher brokerage commissions and foreign custody expenses.

INVESTING IN EMERGING MARKETS. Investing in securities issued by companies located in emerging markets involves additional risks. These countries typically have economic and political systems that are relatively less mature, and can be expected to be less stable, than those of developed countries. Emerging market countries may have policies that restrict investment by foreigners in those countries, and there is a risk of government expropriation or nationalization of private property. Similarly, for debt issued by governments of emerging market countries, there is the risk that the issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to pay interest or repay principal when due in accordance with the terms of the debt, and a Portfolio may have limited legal recourse in the event of default. The possibility of low or nonexistent trading volume in the securities of companies in emerging markets may also result in a lack of liquidity and in price volatility. Issuers in emerging markets typically are subject to a greater degree of change in earnings and business prospects than are companies in developed markets.

CURRENCY RISK. Currency risk is the risk that changes in foreign exchange rates may reduce the U.S. dollar value of a Portfolio's foreign investments. A Portfolio's share value may change significantly when investments are denominated in foreign currencies. Generally, currency exchange rates are determined by supply and demand in the foreign exchange markets and the relative merits of investments in different countries. Currency exchange rates can also be affected by the intervention of the U.S. and foreign governments or central banks, the imposition of currency controls, speculation or other political or economic developments inside and outside the United States.


                                     PW 24

SOVEREIGN DEBT, BRADY BONDS AND STRUCTURED FOREIGN INVESTMENTS. Sovereign debt includes bonds that are issued or guaranteed by foreign governments or their agencies, instrumentalities or political subdivisions or by foreign central banks. Sovereign debt also may be issued by quasi-governmental entities that are owned by foreign governments but are not backed by their full faith and credit or general taxing powers. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to pay interest or repay principal when due in accordance with the terms of such debt, and a Portfolio may have limited legal recourse in the event of default. Political conditions, especially a sovereign entity's willingness to meet the terms of its debt obligations, are of considerable significance. Foreign government securities also include debt obligations of supranational entities such as international organizations designated or supported by governmental entities to promote reconstruction or development, international banking institutions and related government agencies.

Brady bonds are sovereign debt securities issued under a 1989 plan (named for former Secretary of the Treasury Nicholas F. Brady) that allows emerging market countries to restructure their outstanding debt to U.S. and other banks. Although Brady Bonds are collateralized by U.S. government securities, payment of interest and repayment of principal is not guaranteed by the U.S. government.

Strategic Income Portfolio may invest in structured foreign investments. These are securities backed by or representing interests in underlying securities or instruments, such as commercial bank loans, Brady bonds or preferred stock. The cash flow on these underlying instruments may be reapportioned among several classes of the structured foreign investments so that the classes may have different maturities, payment priorities and interest rate provisions. Strategic Income Portfolio receives interest and principal payments on structured foreign investments only to the extent that the underlying instruments produce sufficient cash flow.

SMALL CAP COMPANIES. Small cap companies may be more vulnerable than larger companies to adverse business or economic developments. Small cap companies may also have limited product lines, markets or financial resources, and may be dependent on a relatively small management group. Securities of such companies may be less liquid and more volatile than securities of larger companies or the market averages in general and, therefore, may involve greater risk than investing in larger companies. In addition, small cap companies may not be well-known to the investing public, may not have institutional ownership and may have only cyclical, static or moderate growth prospects.

DERIVATIVES. Some of the instruments in which the Portfolios may invest may be referred to as "derivatives," because their value depends on (or "derives" from) the value of an underlying asset, reference rate or index. These instruments include options, futures contracts, forward currency contracts, interest rate protection contracts and similar instruments that may be used in hedging and related strategies. There is limited consensus as to what constitutes a "derivative" security. However, in Mitchell Hutchins' view, derivative securities also include "stripped" securities, specially structured types of mortgage- and asset-backed securities, such as IOs, POs or inverse floaters, and dollar-denominated securities whose value is linked to foreign currencies. The market value of derivative instruments and securities sometimes is more volatile than that of other investments, and each type of derivative instrument may pose its own special risks. Mitchell Hutchins and the applicable Sub-Advisers take these risks into account in their management of the Portfolios.

COUNTERPARTIES. The Portfolios may be exposed to the risk of financial failure or insolvency of another party. To help lessen those risks, Mitchell Hutchins and the applicable Sub-Advisers, subject to the supervision of the board, monitor and evaluate the creditworthiness of the parties with which each Portfolio does business.


                                     PW 25

RISKS OF ZERO COUPON, OID AND PIK BONDS. Zero coupon bonds are Treasury bills, notes and bonds that have been stripped of their unmatured interest coupons, and receipts or certificates representing interest in such stripped debt obligations and coupons. A zero coupon security pays no cash interest to its holder prior to maturity. The buyer of a zero coupon bond receives a rate of return from the gradual appreciation of the securities that occurs because it will be redeemed at face value on a specified maturity date. Federal tax law requires that the holder of a zero coupon security and other securities issued with original issue discount ("OID") include in gross income each year the OID that accrues on the security for the year.

Because zero coupon bonds bear no interest, they usually trade at a substantial discount from their face or par value and they are generally more sensitive to changes in interest rates than other bonds. This means that when interest rates fall, the value of zero coupon bonds rises more rapidly than bonds paying interest on a current basis. However, when interest rates rise, their value falls more dramatically.

Interest or dividends on payment in kind ("PIK") securities are paid in additional securities. PIK securities often trade at a discount from their face or par value and also are subject to greater fluctuations in market value in response to changing interest rates than comparable securities that pay interest or dividends in cash.


NON-DIVERSIFIED STATUS. Strategic Income Fund and Global Income Fund are "non-diversified" as that term is defined in the 1940 Act. This means, in general, that more than 5% of the total assets of each Portfolio may be invested in securities of one issuer (including a foreign government), but only if, at the close of each quarter of the Portfolio's taxable year, the aggregate amount of such holdings does not exceed 50% of the value of its total assets and no more than 25% of the value of its total assets is invested in the securities of a single issuer. When a Portfolio's portfolio is comprised of securities of a smaller number of issuers than if it were "diversified," the Portfolio will be subject to greater risk because changes in the financial condition or market assessment of a single issuer may have a greater effect on the Portfolio's total return and the price of its shares.








INVESTMENT TECHNIQUES AND STRATEGIES

FACTOR VALUATION MODEL. In managing the Balanced, Growth and Income, Growth and Small Cap Portfolios, Mitchell Hutchins uses its proprietary Factor Valuation Model to identify stocks that provide a combination of value and price momentum. This model screens a universe of small-to-large- capitalization companies in ten different business sectors to identify undervalued companies with strong earnings momentum that rank well in terms of value, momentum and economic sensitivity measures. The equity securities ranking in the top 20% of the Model's universe are screened twice a month to identify those that rank higher based on value and momentum. Finally, Mitchell Hutchins Equity Research Team applies traditional analysis and may speak to the management of these companies, as well as those of their competitors. Mitchell Hutchins places the Team's findings in the context of Mitchell Hutchins' economic forecast, in deciding whether to purchase or sell equity securities for the Portfolios.

HEDGING AND OTHER STRATEGIES USING DERIVATIVES. Each Portfolio except Money Market Portfolio may use derivatives, which may include options (both exchange traded and OTC) and futures contracts, in strategies intended to reduce the overall risk of its investments ("hedge") or, in the case of some Portfolios, to enhance income or return (including reallocating exposure to different asset classes) or realize gains. Use of these derivatives solely to enhance income or realize gains may be considered a form of speculation. Portfolios that invest in securities that are denominated in foreign currencies may use derivatives, including forward currency contracts, to hedge exposure to currency

                                     PW 26
risks. Portfolios that invest substantially in bonds also may use interest rate swaps and similar contracts to preserve a return or spread on a particular investment or portion of their portfolios or to protect against an increase in the price of securities that a Portfolio anticipates purchasing at a later date or to manage the Portfolio's duration. New financial products and risk management techniques continue to be developed, and may be used by a Portfolio if consistent with its investment objective and policies. The Statement of Additional Information contains further information on these derivative contracts and related strategies.

The Portfolios might not use any derivative instruments or strategies, and there can be no assurance that using them will succeed. If Mitchell Hutchins or the applicable Sub-Adviser is incorrect in its judgment on market values, interest rates or other economic factors in using a derivative strategy, a Portfolio may have lower net income and a net loss on the investment. Each of these strategies involves certain risks, which include:

  . the fact that the skills needed to implement a strategy using derivative contracts are different from those needed to select securities for the Portfolios;

  . the possibility of imperfect correlation, or even no correlation, between price movements of derivative contracts used in hedging strategies and price movements of the securities or currencies being hedged;

  . possible constraints placed on a Portfolio's ability to purchase or sell portfolio investments at advantageous times due to the need for the Portfolio to maintain "cover" or to segregate securities; and

  . the possibility that a Portfolio is unable to close out or liquidate its hedged position.

DURATION. Duration is a measure of the expected life of a bond on a present value basis. Duration incorporates a bond's yield, coupon interest payments, final maturity and call features into one measure and is one of the fundamental tools used in portfolio selection and yield curve positioning for the Portfolios that invest in bonds.

Duration takes the length of the time intervals between the present time and the time that the interest and principal payments are scheduled or, in the case of a callable bond, expected to be made, and weights them by the present values of the cash to be received at each future point in time. For any bond with interest payments occurring prior to the payment of principal, duration is always less than maturity.

Duration allows Mitchell Hutchins or the applicable Sub-Adviser to make certain predictions as to the effect that changes in the level of interest rates will have on the value of a Portfolio's investments. For example when the level of interest rates increases by 1%, a fixed income security having a positive duration of three years generally will decrease by approximately 3%. Thus, if the duration of a Portfolio is calculated at three years, the Portfolio normally would be expected to change in value by approximately 3% for every 1% change in the level of interest rates. However, various factors, such as changes in anticipated prepayment rates, qualitative considerations and market supply and demand, can cause particular securities to respond somewhat differently to changes in interest rates than indicated in the above example. Moreover, in the case of mortgage-backed and other complex securities, duration calculations are estimates and are not precise. This is particularly true during periods of market volatility. Accordingly, the net asset value of a Portfolio's investments may vary in relation to interest rates by a greater or lesser percentage than indicated the above example.

LENDING OF PORTFOLIO SECURITIES. Each Portfolio is authorized to lend up to 33 1/3% of its total assets to broker-dealers or institutional investors that Mitchell Hutchins deems qualified. Lending securities enables a Portfolio to earn additional income, but could result in a loss or delay in recovering the Portfolio's securities.

                                     PW 27

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. Each Portfolio may purchase securities on a "when-issued" basis or may purchase or sell securities for delayed delivery. In when-issued or delayed delivery transactions, delivery of the securities occurs beyond normal settlement periods, but a Portfolio would not pay for such securities or start earning interest on them until they are delivered. However, when a Portfolio purchases securities on a when-issued or delayed delivery basis, it immediately assumes the risks of ownership, including the risk of price fluctuation.

REPURCHASE AGREEMENTS. Each Portfolio may enter into repurchase agreements. Repurchase agreements are transactions in which a Portfolio purchases securities from a bank or recognized securities dealer and simultaneously commits to resell the securities to the bank or dealer at an agreed-upon date or upon demand and at a price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased securities. Repurchase agreements carry certain risks not associated with direct investments in securities, including possible decline in the market value of the underlying securities and delays and costs to a Portfolio if the other party to the repurchase agreement becomes insolvent. Each Portfolio intends to enter into repurchase agreements only with banks and dealers in transactions believed by Mitchell Hutchins to present minimal credit risks in accordance with guidelines established by the board.

BORROWINGS, REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLLS. Each Portfolio may borrow money for temporary purposes, but not in excess of the percentage of its total assets indicated below:

Money Market Portfolio............................................. 10%
High Grade Fixed Income Portfolio.................................. 33 1/3%
Strategic Fixed Income Portfolio................................... 33 1/3%
Strategic Income Portfolio......................................... 33 1/3%
Global Income Portfolio............................................ 10%
High Income Portfolio.............................................. 33 1/3%
Balanced Portfolio................................................. 10%
Growth and Income Portfolio........................................ 10%
Tactical Allocation Portfolio...................................... 33 1/3%
Growth Portfolio................................................... 10%
Aggressive Growth Portfolio........................................ 20%
Small Cap Portfolio................................................ 33 1/3%
Global Growth Portfolio............................................ 10%

Strategic Fixed Income, Strategic Income and Global Income Portfolios each may invest in "arbitraged" reverse repurchase transactions and Strategic Fixed Income and Strategic Income Portfolios may invest in dollar rolls. In a dollar roll, the Portfolio sells mortgage-backed or other securities for delivery on the next regular settlement date and, simultaneously, contracts to purchase substantially identical securities for delivery on a later settlement date. In a reverse repurchase agreement, the Portfolio sells securities to a bank or dealer and agrees to repurchase them on demand or on a specified future date and at a specified price. In "arbitraged" transactions, the Portfolio maintains an offsetting position in cash or in U.S. government or investment grade bonds that mature on or before the settlement date of the related dollar roll or reverse repurchase agreement. Mitchell Hutchins and PIMCO believes that these "arbitraged" transactions do not present the risks that are normally associated with leverage. Strategic Fixed Income Portfolio may invest up to 5% of its total assets in dollar rolls that are not arbitraged. The other Portfolios may invest up to 5% of their total assets (10% for High Income Portfolio, and Small Cap Portfolio) in reverse repurchase agreements. These dollar rolls and reverse repurchase transactions are subject to each Portfolio's limitation on borrowings.

DEFENSIVE POSITIONS; CASH RESERVES. When Mitchell Hutchins or the applicable Sub-Adviser believes that unusual market or economic circumstances warrant a defensive posture, each Portfolio may temporarily commit all or any portion of its assets to cash or money market instruments of U.S. issuers (and foreign issuers for some Portfolios). Each Portfolio may invest up to 35% of its total assets in cash or money market instruments of U.S. issuers (and foreign issuers for some Portfolios) for liquidity purposes or pending investment in other securities.


                                     PW 28

ILLIQUID SECURITIES. Each Portfolio may invest up to 10% (15% for Strategic Fixed Income Portfolio and Aggressive Growth Portfolio) of its net assets in illiquid securities, including certain cover for OTC options and securities whose disposition is restricted under the federal securities laws. The Portfolios do not consider securities that are eligible for resale pursuant to SEC Rule 144A to be illiquid securities if Mitchell Hutchins or the Sub-Adviser, as applicable, has determined such securities to be liquid, based upon the trading markets for the securities under procedures approved by the board.


PORTFOLIO TURNOVER. Portfolio turnover rates may vary greatly from year to year and will not be a limiting factor when Mitchell Hutchins or a Sub-Adviser deems portfolio changes appropriate. A higher turnover rate may involve correspondingly greater transaction costs, which will be borne directly by the affected Portfolio and may increase the potential for short-term capital gains.

OTHER INFORMATION. Each Portfolio's investment objective and certain investment limitations, as described in the Statement of Additional Information, are fundamental policies that may not be changed without shareholder approval. All other investment policies may be changed by the board without shareholder approval.

New types of mortgage- and asset-backed securities, derivative securities, hedging instruments and risk management techniques are developed and marketed from time to time. Each Portfolio may invest in these securities and instruments and use these techniques to the extent consistent with its investment objective and limitations and with regulatory and tax considerations.

                      PURCHASES, REDEMPTIONS AND EXCHANGES


Shares of the Portfolios are offered only to the insurance company separate accounts that fund the Contracts. Shares may be purchased or redeemed by the separate accounts without any sales or redemption charge at net asset value. Proceeds from redemptions of shares in any of the Portfolios will be paid on or before the seventh day following the request for redemption by a Contract holder.

A separate account may exchange shares of one Portfolio for shares of another Portfolio at their relative net asset values per share.

The Fund reserves the right to reject any purchase order and to suspend the offering of a Portfolio's shares for a period of time.

             DIVIDENDS, OTHER DISTRIBUTIONS AND FEDERAL INCOME TAX

DIVIDENDS AND OTHER DISTRIBUTIONS. With the exception of Money Market Portfolio, each Portfolio pays an annual dividend from its net investment income and net short-term gain and, for certain portfolios, net gains from foreign currency translations, if any. Each Portfolio also annually distributes substantially all of its net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any. Each Portfolio may make additional distributions, if necessary, to avoid a 4% excise tax on certain undistributed income and capital gain.

Money Market Portfolio declares as dividends on each Business Day all of its net investment income, payable to shareholders of record as of the close of regular trading on the New York Stock Exchange ("NYSE") (currently 4:00 p.m., Eastern time) on the preceding Business Day; those dividends are paid monthly. A "Business Day" is any day, Monday through Friday, on which the NYSE is open for business. Net investment income of Money Market Portfolio consists of accrued interest and earned discount (including both OID and market discount), less amortization of premium and accrued expenses. The Portfolio generally distributes to its shareholders any net short-term capital gain annually but may make more frequent distributions of that gain if necessary to maintain its net asset

                                     PW 29
value per share at $1.00 or to avoid income or excise taxes. The Portfolio does not expect to realize long-term capital gain and thus does not anticipate payment of any net capital gain distributions.

Dividends and other distributions from a Portfolio are paid in additional shares of that Portfolio at net asset value per share, unless the Fund's transfer agent is instructed otherwise. See the applicable Contract prospectus for information regarding the federal income tax treatment of distributions to the Accounts.

FEDERAL INCOME TAX. Each Portfolio intends to qualify or continue to qualify for treatment as a regulated investment company under Subchapter M of the Internal Revenue Code so that it will not have to pay federal income tax on that part of its investment company taxable income and net capital gain that it distributes to its shareholders. Investment company taxable income generally consists of net investment income, net gains from certain foreign currency transactions and net short-term capital gain (the excess of gains from the sale or exchange of capital assets held for not more than one year over loss therefrom).

Dividends and other distributions declared by a Portfolio in October, November or December of any year and payable to shareholders of record on a date in any of those months will be deemed to have been paid by the Portfolio and received by the shareholders on December 31 of that year if the distributions are paid by the Portfolio during the succeeding January.

Portfolio shares are offered only to Accounts that fund the Contracts. Under the Internal Revenue Code, no tax is imposed on an insurance company with respect to income of a qualifying separate account properly allocable to the value of eligible variable annuity or variable life insurance contracts. See the applicable Contract prospectus for a discussion of the federal income tax status of (1) the Accounts that purchase and hold shares of the Portfolios and
(2) the holders of Contracts funded through those Accounts.

Each Portfolio intends to comply or continue to comply with the diversification requirements imposed by section 817(h) of the Internal Revenue Code and the regulations thereunder. These requirements, which are in addition to the diversification requirements imposed on the Portfolios by the 1940 Act and Subchapter M, place certain limitations on the assets of each Account--and, because section 817(h) and those regulations treat the assets of each Portfolio as assets of the related Account, of each Portfolio--that may be invested in securities of a single issuer. Specifically, the regulations provide that, except as permitted by the "safe harbor" described below, as of the end of each calendar quarter or within 30 days thereafter no more than 55% of the total assets of a Portfolio may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments and no more than 90% by any four investments. For this purpose, all securities of the same issuer are considered a single investment, and each U.S. government agency and instrumentality is considered a separate issuer. Section 817(h) provides, as a safe harbor, that a separate account will be treated as being adequately diversified if the diversification requirements under Subchapter M are satisfied and no more than 55% of the value of the account's total assets are cash and cash items, government securities and securities of other regulated investment companies. Failure of a Portfolio to satisfy the section 817(h) requirements would result in taxation of the insurance company issuing the Contracts and treatment of the Contract holders other than as described in the applicable Contract prospectus.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting the Portfolios and their shareholders; see the Statement of Additional Information for a more detailed discussion. Prospective shareholders are urged to consult their tax advisers.

                                     PW 30

                              VALUATION OF SHARES

The net asset value of each Portfolio's shares, other than Money Market Portfolio, fluctuates and is determined separately of the close of regular trading on the NYSE (currently 4:00 p.m., Eastern time) on each Business Day. For each Portfolio other than Money Market Portfolio, net asset value per share is computed by dividing the value of the securities held by the Portfolio plus any cash or other assets minus all liabilities by the total number of Portfolio shares outstanding. Except for Money Market Portfolio, each Portfolio values its assets based on the current market value where market quotations are readily available. If such value cannot be established, the assets are valued at fair value as determined in good faith by or under the direction of the board. The amortized cost method of valuation generally is used to value debt obligations with 60 days or less remaining to maturity, unless the board determines that this does not represent fair value. All investments denominated in foreign currency are valued daily in U.S. dollars on the basis of the then-prevailing exchange rates. It should be recognized that judgment plays a greater role in valuing lower rated debt securities because there is less reliable, objective data available.

Money Market Portfolio intends to use its best efforts to maintain its net asset value at $1.00 per share. The value of each share of this Portfolio is computed by dividing its net assets by the number of its outstanding shares. "Net assets" equals the value of the investments and other assets minus its liabilities. Money Market Portfolio values its portfolio securities using the amortized cost method of valuation, under which market value is approximated by amortizing the difference between the acquisition cost and value at maturity of the instrument on a straight-line basis over its remaining life. All cash, receivables and current payables are generally carried at their face value. Other assets are valued at fair value as determined in good faith by or under the direction of the board. All investments denominated in foreign currencies are valued daily in U.S. dollars based on the then-prevailing exchange rate.

                                  MANAGEMENT

The board, as part of its overall management responsibility, oversees various organizations responsible for each Portfolio's day-to-day management. Mitchell Hutchins, the investment adviser and administrator for each Portfolio, makes and implements all investment decisions and supervises all aspects of the operations of all the Portfolios except Strategic Fixed Income, Aggressive Growth and Global Growth Portfolios. The Sub-Advisers for these Portfolios, make and implement all investment decisions for these Portfolios. Mitchell Hutchins supervises the activities of the Sub-Advisers and supervises all other aspects of these Portfolios' operations. In accordance with procedures adopted by the board, brokerage transactions for the Portfolios may be conducted through PaineWebber or its affiliates and the Portfolios may pay fees, including fees calculated as a percentage of earnings, to PaineWebber for its services as lending agent in their portfolio securities lending programs.

For advisory and administrative services, the Fund pays Mitchell Hutchins a fee, computed daily and paid monthly, at the annual rates set forth below for each Portfolio. The Portfolios also incur other expenses in their operations such as the management fee paid to Mitchell Hutchins, custody and transfer agency fees, brokerage commissions, professional fees, expenses of board and shareholder meetings, fees and expenses relating to the registration of their shares, taxes and governmental fees, fees and expenses of trustees, costs of obtaining insurance, expenses of printing and distributing shareholder materials, organizational expenses and extraordinary expenses, including costs or losses

                                     PW 31
in any litigation. For those Portfolios that had operations during the fiscal year ended December 31, 1996, total expenses for each Portfolio, stated as a percentage of average net assets, were as set forth below.

                                                       ANNUAL EXPENSES
                                       ANNUAL RATE     AS A PERCENTAGE
                                     OF ADVISORY FEE       OF EACH
                                     AS A PERCENTAGE     PORTFOLIO'S
                                   OF EACH PORTFOLIO'S     AVERAGE
PORTFOLIO                          AVERAGE NET ASSETS    NET ASSETS
---------                          ------------------- ---------------
Money Market Portfolio                    0.50%             1.17%
High Grade Fixed Income Portfolio         0.50              1.62
Strategic Fixed Income Portfolio          0.50              1.52
Global Income Portfolio                   0.75              1.56
High Income Portfolio                     0.50               n/a
Balanced Portfolio                        0.75              1.24
Growth and Income Portfolio               0.70              1.58
Tactical Allocation Portfolio             0.50               n/a
Growth Portfolio                          0.75              1.14
Aggressive Growth Portfolio               0.80              1.52
Small Cap Portfolio                       1.00               n/a
Global Growth Portfolio                   0.75              1.10

Mitchell Hutchins is located at 1285 Avenue of the Americas, New York, New York 10019. It is a wholly owned asset management subsidiary of PaineWebber, which is in turn wholly owned by Paine Webber Group Inc., a publicly owned financial services holding company. At January 31, 1998 Mitchell Hutchins was adviser or
sub-adviser to    investment companies with separate portfolios and aggregate
assets of approximately $   billion.

Mitchell Hutchins (not the Fund) pays PIMCO a fee for its services as sub-adviser for Strategic Fixed Income Portfolio at the annual rate of 0.25% of the Portfolio's average daily net assets. PIMCO is located at 840 Newport Center Drive, Suite 360, Newport Beach, California 92660. PIMCO is a subsidiary partnership of PIMCO Advisers L.P. ("PIMCO Advisers"), a publicly held investment advisory firm. A majority interest in PIMCO Advisers is held by PIMCO Partners, G.P. ("PIMCO Partners"), a general partnership between Pacific Financial Asset Management Corporation, an indirect wholly owned subsidiary of Pacific Mutual Life Insurance Company, and PIMCO Partners, L.P., a limited partnership controlled by the PIMCO Managing Directors. As of January 31, 1998,
PIMCO had approximately $   billion in assets under management and was adviser
or sub-adviser of    pooled fund accounts with aggregate assets of
approximately $ billion. PIMCO is one of the largest fixed income management firms in the nation. Included among PIMCO's institutional clients are many "Fortune 500" companies.

Mitchell Hutchins (not the Fund) pays GEIM a fee for its services as sub-adviser for Global Growth Portfolio at an annual rate of 0.29% of the Fund's average daily net assets. GEIM is located at 3003 Summer Street, P.O. Box 7900, Stamford, Connecticut 06904-7900 and is a wholly owned subsidiary of General Electric Company. GEIM is a registered investment adviser, and its principal officers and directors serve in similar capacities with respect to General Electric Investment Corporation ("GEIC"), also a registered investment adviser and a wholly owned subsidiary of General Electric Company. GEIM and GEIC provide investment management services to various institutional accounts with total assets exceeding $ billion as of January 31, 1998.


                                     PW 32

Mitchell Hutchins (not the Fund) pays Nicholas-Applegate a fee for its services as sub-adviser for Aggressive Growth Portfolio in the amount of 0.50% of the Portfolio's average daily net assets. Nicholas-Applegate is located at 600 West Broadway, 29th Floor, San Diego, California 92101 and is a California limited partnership. Nicholas-Applegate's general partner is Nicholas-Applegate Capital Management Holdings, L.P., a California limited partnership controlled by Arthur E. Nicholas. He and 15 other partners manage a staff of approximately 350 employees. As of January 31, 1998, Nicholas-Applegate managed a total of approximately $ billion in assets for its client accounts, which include employee benefit plans of corporations, public retirement systems and unions, university endowments and other institutional investors.

William C. Powers, a PIMCO Managing Director, has been primarily responsible for the day-to-day management of Strategic Fixed Income Portfolio since September 1996. Mr. Powers has been associated with PIMCO for more than five years as a senior member of the fixed income portfolio management group.

James F. Keegan shares responsibility for the day-to-day management of the U.S. government and investment grade securities sector of Strategic Income Portfolio. Prior to joining Mitchell Hutchins in March 1996, Mr. Keegan was a director with Merrion Group, L.P. From 1987 to 1994, he was a vice president of global investment management of Bankers Trust Company. Mr. Keegan has held his responsibilities for Strategic Income Portfolio since its inception.

Stuart Waugh is primarily responsible for the day-to-day management of Global Income Portfolio. Stuart Waugh and William King are primarily responsible for the day-to-day management of the Global Income Portfolio and Mr. Waugh is the sector manager responsible for the day-to-day management of Strategic Income Portfolio's foreign and emerging market bonds. Mr. Waugh has been involved with Global Income Portfolio since its inception, first as an analyst and, since 1993, as portfolio manager. Mr. Waugh is a vice president of Mitchell Hutchins Series Trust and a managing director of global fixed income investments of Mitchell Hutchins. He has been with Mitchell Hutchins since 1983. Mr. King joined Mitchell Hutchins in November 1995. Previously, he was at IBM Corporation where he was responsible for the management of IBM Pension Fund's global bond portfolio. Both Mr. Waugh and Mr. King are Chartered Financial Analysts.

Other members of Mitchell Hutchins' international fixed income group provide input on market outlook, interest rate forecasts and other considerations relating to global fixed income investments.

Thomas J. Libassi, a senior vice president of Mitchell Hutchins, is responsible for the day-to-day management of High Income Portfolio and is the sector manager responsible for the day-to-day management of Strategic Income Portfolio's U.S. high yield, high risk securities. Prior to May 1994, Mr. Libassi was a vice president of Keystone Custodian Funds Inc. with portfolio management responsibility for approximately $900 million in assets primarily invested in high yield, high risk bonds. Mr. Libassi has held his day-to-day portfolio management responsibilities for each Portfolio since its inception.


Mark A. Tincher is primarily responsible for the day-to-day management of Growth and Income Portfolio. Mr. Tincher is a managing director and chief investment officer of equities of Mitchell Hutchins, responsible for overseeing the management of equity investments. Prior to joining Mitchell Hutchins in March 1995, Mr. Tincher worked for Chase Manhattan Private Bank, where he was vice president and directed the U.S. funds management and equity research area. At Chase since 1988, Mr. Tincher oversaw the management of all Chase equity funds (the Vista Funds and Trust Investment Funds). Mr. Tincher has held his Growth and Income Portfolio responsibilities since April 1995.

                                     PW 33

Ellen R. Harris is primarily responsible for the day-to-day management of Growth Portfolio. Mrs. Harris is a managing director of Mitchell Hutchins. She has held her Growth Portfolio responsibilities since its inception in May 1987 and has been employed by Mitchell Hutchins as a portfolio manager since 1983.


The Systems Driven Internal Research team at Nicholas-Applegate, which is primarily responsible for the day-to-day management of Aggressive Growth Portfolio, has been under the supervision of Arthur E. Nicholas since February 1994. Mr. Nicholas has been the chief investment officer and managing partner of Nicholas-Applegate since its organization in 1984. The Research team at Nicholas-Applegate has held its Aggressive Growth Portfolio responsibilities since the Portfolio's inception in November 1993.

Donald R. Jones is primarily responsible for the day-to-day management of Small Cap Portfolio. Mr. Jones has been a first vice president of Mitchell Hutchins since February 1996. Prior to joining Mitchell Hutchins, Mr. Jones was a vice president in the Asset Management Group of First Fidelity Bancorporation, which he joined in 1983.

Ralph R. Layman and Michael J. Solecki are primarily responsible for the day-to-day management of Global Growth Portfolio. Mr. Layman is a Chartered Financial Analyst and an executive vice president and a senior investment manager of GEIM. From 1989 to 1991, Mr. Layman served as executive vice president, partner and portfolio manager of Northern Capital Management Co., and prior thereto, served as vice president and portfolio manager of Templeton Investment Counsel, Inc., and vice president of the Templeton Emerging Markets Fund. Mr. Solecki has more than six years investment experience and has held positions with GEIM since 1990. He is currently a Vice President of GEIM. Mr. Layman has held his Global Growth Portfolio responsibilities since March 1995 and Mr. Solecki has held his Global Growth Portfolio responsibilities since May 1997.


T. Kirkham Barneby is responsible for the asset allocation decisions for both Balanced Portfolio and Tactical Allocation Portfolio and is responsible for the day-to-day management of Tactical Allocation Fund. Mr. Barneby is a managing director and chief investment officer--quantitative investments of Mitchell Hutchins. Mr. Barneby rejoined Mitchell Hutchins in 1994, after being with Vantage Global Management for one year. During the eight years that Mr. Barneby was previously with Mitchell Hutchins, he was senior vice president responsible for quantitative management and asset allocation models. Mr. Barneby has held his Balanced Portfolio responsibilities since August 1995 and his Tactical Allocation Portfolio responsibilities since inception.

Mark A. Tincher is responsible for the day-to-day management of the equity portion of Balanced Portfolio. Please refer to Mr. Tincher's prior experience provided under the "Growth and Income Portfolio" above. Mr. Tincher has held his Balanced Portfolio responsibilities since August 1995.

Dennis L. McCauley is primarily responsible for the day-to-day management of High Grade Fixed Income Portfolio and the fixed income portion of Balanced Portfolio and has been Strategic Income Portfolio's allocation manager since its inception. Mr. McCauley is a managing director and chief investment officer--fixed income of Mitchell Hutchins responsible for overseeing all active fixed income investments, including domestic and global taxable and tax-exempt mutual funds. Prior to joining Mitchell Hutchins in 1994, Mr. McCauley worked for IBM Corporation, where he was director of fixed income investments responsible for developing and managing investment strategy for all fixed income and cash management investments of IBM's pension fund and self-insured medical funds. Mr. McCauley has also served as vice president of IBM Credit Corporation's mutual funds and as a member of the Retirement Fund Investment Committee. Mr. McCauley has held his High Grade Fixed Income Portfolio responsibilities since July 1995 and his Balanced Portfolio responsibilities since August 1995.


                                     PW 34

Nirmal Singh, Craig Varrelman and Mr. Keegan assist Mr. McCauley in managing High Grade Fixed Income Portfolio and Messrs. Singh and Varrelman and Susan Ryan assist Mr. McCauley in managing Balanced Portfolio's fixed income investments. Messrs. Singh and Varrelman are both first vice presidents of Mitchell Hutchins. Prior to joining Mitchell Hutchins in 1993, Mr. Singh was with Merrill Lynch Asset Management, Inc., where he was a member of the portfolio management team. From 1990 to 1993, Mr. Singh was a senior portfolio manager at Nomura Mortgage Fund Management Corporation. Mr. Varrelman has been with Mitchell Hutchins as a portfolio manager since 1988 and manages fixed income portfolios with an emphasis on U.S. government securities. Prior to joining Mitchell Hutchins in March 1996, Mr. Keegan was a director with Merrion Group, L.P. From 1987 to 1994, he was a vice president of global investment management of Bankers Trust Company. From 1987 to 1994, he was vice president of global investment management of Bankers Trust Company. Ms. Ryan is a senior vice president of Mitchell Hutchins and has been with Mitchell Hutchins since 1982.

Messrs. Singh and Varrelman first assumed responsibility for High Grade Fixed Income Portfolio in July 1995 and Mr. Keegan assumed his responsibility for this Portfolio in April 1996. Messrs. Singh and Varrelman and Ms. Ryan first assumed their responsibilities for Balanced Portfolio in August 1995.

Ms. Ryan is responsible for the day-to-day management of Money Market Portfolio and the cash portion of all the other Portfolios except Aggressive Growth, Strategic Fixed Income and Global Growth Portfolios. She has held her Money Market Portfolio responsibilities since its inception in May 1987.

Investment personnel of Mitchell Hutchins and the Sub-Advisers may engage in securities transactions for their own accounts pursuant to each firm's code of ethics, which establishes procedures for personal investing and restricts certain transactions.

                              GENERAL INFORMATION

The Fund is registered with the SEC as an open-end management investment company and was organized as a business trust under the laws of the Commonwealth of Massachusetts by Declaration of Trust dated November 21, 1986. The Fund commenced operations as an investment company on May 4, 1987. The trustees have authority to issue an unlimited number of shares of beneficial interest of separate series, par value $.001 per share. Shares of 14 series are authorized.

The Fund does not hold annual meetings of shareholders. There normally will be no meetings of shareholders to elect trustees unless fewer than a majority of the trustees holding office have been elected by shareholders. Shareholders of record of no less than two-thirds of the outstanding shares of the Fund may remove a trustee by votes cast in person or by proxy at a meeting called for that purpose. The trustees are required to call a meeting of shareholders for the purpose of voting upon the question of removal of any trustee when so requested in writing by the shareholders of record of not less than 10% of the Fund's outstanding shares. Each share of a Portfolio has equal voting, dividend and liquidation rights. The shares of each Portfolio will be voted separately except when an aggregate vote of all series is required by the 1940 Act.

CUSTODIAN AND TRANSFER AGENT. Brown Brothers Harriman & Co., 40 Water Street, Boston, Massachusetts 02109, is custodian of the assets of Global Income Portfolio. State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts 02171, is custodian of the assets of the other Portfolios. Both custodians employ foreign sub-custodians approved by the board of trustees to provide custody of the foreign assets of the Portfolios that invest outside the United States. PFPC Inc., a subsidiary of PNC Bank, N.A., whose principal business address is 400 Bellevue Parkway, Wilmington, Delaware 19809, is the Fund's transfer and dividend disbursing agent.

CONFIRMATIONS AND STATEMENTS. Shareholders receive confirmations of purchases and redemptions of Portfolio shares. Monthly statements sent to each separate account report that account's Portfolio activity.

                                     PW 35

                                 APPENDIX

DESCRIPTION OF MOODY'S CORPORATE BOND RATINGS

AAA. Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as a "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues; AA. Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities; A. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future; BAA. Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well; BA. Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments my be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class; B. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small; CAA. Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest; CA. Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings; C. Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's apply numerical modifiers, 1, 2 and 3 in each generic rating classification from AA through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category, the modifier 2 indicates a mid-range ranking, and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

DESCRIPTION OF S&P CORPORATE DEBT RATINGS

AAA. An obligation rated AAA has the highest rating assigned by S&P. The obligor's capacity to pay interest and repay principal is extremely strong; AA. An obligation rated AA differs from the highest rated issues only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong; A. An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories, however, the obligor's capacity to meet its financial commitment on the obligation is still strong; BBB. An obligation rated BBB exhibits adequate protection parameters, however adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to meet its financial commitment on the obligation; BB, B, CCC, CC, C. Obligations rated BB, B, CCC,CC and C are regarded, as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major risk exposures to adverse conditions.

                                     PW 36

"BB" An obligation rated "BB" is less vulnerable to nonpayment that other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

"B" An obligation rated "B' is more vulnerable to nonpayment than obligations rated "BB", but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

"CCC" An obligation rated "CCC" is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

"CC" An obligation rated "CC" is currently highly vulnerable to nonpayment.


"C" The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on the obligation are being continued.

"D" An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due over the applicable grace period has not expired unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or Minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

                                     PW 37

                                                              MARCH 1, 1998

                      MITCHELL HUTCHINS SERIES TRUST

                          1285 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10019

                      STATEMENT OF ADDITIONAL INFORMATION

  Mitchell Hutchins Series Trust ("Fund") is a professionally managed, open-end investment company that offers shares in the Portfolios listed below. All the Portfolios except Strategic Income Portfolio and Global Income Portfolio are diversified, and each has its own investment objective and policies. Shares of each Portfolio are offered only to insurance company separate accounts that fund certain variable contracts ("Contracts"). Advisory and administrative services are provided to the Fund by Mitchell Hutchins Asset Management Inc. ("Mitchell Hutchins"), a wholly owned subsidiary of PaineWebber Incorporated ("PaineWebber"), and certain Portfolios have sub-advisers ("Sub-Advisers").

    *MONEY MARKET PORTFOLIO invests in high grade money market instruments and repurchase agreements secured by such instruments.

    *HIGH GRADE FIXED INCOME PORTFOLIO invests primarily in U.S. government bonds, including those backed by mortgages, and high quality corporate bonds and mortgage-backed and asset-backed securities of private issuers.

    *STRATEGIC FIXED INCOME PORTFOLIO invests primarily in bonds and other fixed income securities of varying maturities with a dollar-weighted average portfolio duration between three and eight years.

    *STRATEGIC INCOME PORTFOLIO strategically allocates its investments among three bond market categories: U.S. government and investment grade corporate bonds; U.S. high yield, high risk, corporate bonds; and foreign and emerging market bonds.

    *HIGH INCOME PORTFOLIO invests primarily in a diversified range of high yield, high risk U.S. and foreign corporate bonds.

    *GLOBAL INCOME PORTFOLIO invests principally in high quality bonds of foreign and U.S. issuers.

    *BALANCED PORTFOLIO invests primarily in a combination of equity securities, investment grade bonds and money market instruments.

    *GROWTH AND INCOME PORTFOLIO invests primarily in dividend-paying equity securities believed to have the potential for rapid earnings growth.

    *TACTICAL ALLOCATION PORTFOLIO follows a disciplined investment strategy that allocates its assets between common stocks and U.S. Treasury notes or U.S. Treasury bills.

    *GROWTH PORTFOLIO invests primarily in equity securities of companies believed to have substantial potential for capital growth.

    *AGGRESSIVE GROWTH PORTFOLIO invests primarily in the common stocks of U.S. companies expected to grow faster in assets and stock prices than the average rate of companies in the S&P 500 Composite Stock Price Index.

    *SMALL CAP PORTFOLIO invests primarily in equity securities of small capitalization ("small cap") companies.

    *GLOBAL GROWTH PORTFOLIO invests primarily in common stocks of companies based in the United States, Europe, Japan and the Pacific Basin.

  This Statement of Additional Information is not a prospectus and should be read only in conjunction with the Fund's current Prospectus, dated March 1, 1998. A copy of the Prospectus may be obtained by contacting the Fund or your PaineWebber investment executive or by calling toll free 1-800-986-0088.

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
Investment Policies and Limitations........................................   3
Hedging and Related Strategies Using Derivative Instruments................  21
Trustees and Officers; Principal Holders of Securities.....................  30
Investment Advisory Services...............................................  37
Portfolio Transactions.....................................................  39
Additional Purchase and Redemption Information.............................  42
Valuation of Shares........................................................  43
Taxes......................................................................  44
Dividends..................................................................  46
Other Information..........................................................  46
Financial Statements.......................................................  47
Description of Commercial Paper and Bond Ratings...........................  47

                      INVESTMENT POLICIES AND LIMITATIONS

  The following supplements the information contained in the Fund's Prospectus concerning the investment policies and limitations of its nine Portfolios. Except as otherwise indicated in the Prospectus or the Statement of Additional Information, there are no policy limitations on a Portfolio's ability to use the investments or techniques discussed in these documents.

  FOREIGN SECURITIES. An investment in securities of foreign issuers or securities denominated in foreign currency may involve risks relating to political, social and economic developments abroad as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject. These risks include expropriation, confiscatory taxation, withholding taxes, political or social instability or diplomatic developments. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments positions. Securities of foreign issuers may not be registered with the Securities and Exchange Commission ("SEC"), and the issuers thereof may not be subject to its reporting requirements. Accordingly, there may be less publicly available information concerning foreign issuers of securities held by the Portfolios than is available concerning U.S. companies. Foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards or to other regulatory requirements comparable to those applicable to U.S. companies. Securities of many foreign companies may be less liquid and their prices more volatile than those of securities of comparable U.S. companies. Transactions in foreign securities may be subject to less efficient settlement practices. Legal remedies for defaults and disputes may have to be pursued in foreign courts, whose procedures differ substantially from those of U.S. courts. Foreign securities trading practices, including those involving securities settlement where a Portfolio's assets may be released prior to receipt of payment, may expose that Portfolio to increased risk in the event of a failed trade or the insolvency of a foreign broker-dealer.

  If the value of a foreign currency rises against the value of the U.S. dollar, the value of a Portfolio's assets denominated in that currency or linked to that currency will increase; correspondingly, if the value of a foreign currency declines against the value of the U.S. dollar, the value of a Portfolio's assets denominated in that currency or linked to that currency will decrease. The exchange rate between the U.S. dollar and other currencies are determined by supply and demand in the currency exchange markets, international balances of payments, governmental intervention, speculation and other economic and political conditions.

  The Portfolios may purchase depository receipts, including American Depository Receipts ("ADRs"), European Depository Receipts ("EDRs"), global depository receipts ("GDRs") or other securities convertible into securities of companies based in foreign countries. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. Generally, ADRs, in registered form, are denominated in U.S. dollars and are designed for use in the U.S. securities markets and EDRs, in bearer form, may be denominated in other currencies and are designed for use in European securities markets. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. EDRs are European receipts evidencing a similar arrangement, may be denominated in other currencies and are designed for use in European securities markets. GDRs are similar to EDRs and are designed for use in several international financial markets. For purposes of the Fund's investment policies, ADRs, EDRs or GDRs are deemed to have the same classification as the underlying securities they represent. Thus, an ADR, EDR or GDR evidencing ownership of common stock will be treated as common stock.

  The Portfolios that may invest outside the United States each anticipates that its brokerage transactions involving securities of companies headquartered in countries other than the United States will be conducted primarily on the principal exchanges of such countries. There is generally less government supervision and regulation of exchanges and brokers in foreign countries than in the United States.

  The costs attributable to foreign investing frequently are higher than those attributable to domestic investing; this is particularly true with respect to emerging capital markets. For example, the cost of maintaining custody of foreign securities exceeds custodian costs for domestic securities, and transaction and settlement costs of foreign investing also frequently are higher than those attributable to domestic investing. Costs associated with the exchange of currencies also make foreign investing more expensive than domestic investing.

  Investment income on certain foreign securities may be subject to foreign withholding or other taxes that could reduce the return on these securities. Tax treaties between the United States and foreign countries, however, may reduce or eliminate the amount of foreign taxes to which a Portfolio would be subject.

  All or a substantial portion of High Income Portfolio's or Strategic Income Portfolio's investments in foreign and emerging market securities may be rated below investment grade or may be unrated securities with credit characteristics that are comparable to securities that are rated below investment grade. Strategic Income Portfolio may invest without limit in securities of issuers in emerging market countries and in non-U.S. dollar-denominated fixed income securities, including securities denominated in the local currencies of emerging market countries.

SPECIAL CHARACTERISTICS OF FOREIGN AND EMERGING MARKET SECURITIES

  EMERGING MARKET SECURITIES. Many foreign and emerging market securities are not registered with the SEC, nor are the issuers thereof subject to SEC reporting requirements. Accordingly, there may be less publicly available information concerning foreign issuers of securities held by a Portfolio than is available concerning U.S. companies. Disclosure and regulatory standards in many respects are less stringent in emerging market countries than in the U.S. and other major markets. There also may be a lower level of monitoring and regulation of emerging markets and the activities of investors in such markets, and enforcement of existing regulations may be extremely limited. Foreign companies and, in particular, companies in smaller and emerging capital markets are not generally subject to uniform accounting, auditing and financial reporting standards or to other regulatory requirements comparable to those applicable to U.S. companies. A Portfolio net investment income and capital gains from its foreign investment activities may be subject to non-U.S. withholding taxes.

  Foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have failed to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in the temporary periods when assets of a Portfolio are uninvested and no return is earned thereon. The inability of a Portfolio to make intended security purchases due to settlement problems could cause the Portfolio to miss attractive investment opportunities. Inability to dispose of a portfolio security due to settlement problems could result either in losses to the Portfolio due to subsequent declines in the value of such portfolio security or, if the Portfolio has entered into a contract to sell the security, could result in possible liability to the purchaser.

  SOVEREIGN DEBT. Investment in debt securities issued by foreign governments and their political subdivisions or agencies ("Sovereign Debt") involves special risks. Sovereign Debt differs from debt obligations issued by private entities in that, generally, remedies for defaults must be pursued in the courts of the defaulting party. Legal recourse is, therefore, limited. Political conditions, especially a sovereign entity's willingness to meet the terms of its debt obligations, are of considerable significance. Also, there can be no assurance that the holders of commercial bank debt issued by the same sovereign entity may not contest payments to the holders of Sovereign Debt in the event of default under commercial bank loan agreements.

  A sovereign debtor's willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor's policy toward principal international lenders and the political constraints to which a sovereign debtor may be subject. Increased protectionism on the part of a country's trading partners, or political changes in those countries, could also adversely affect its exports. Such events could diminish a country's trade account surplus, if any, or the credit standing of a particular local government or agency.

  The occurrence of political, social or diplomatic changes in one or more of the countries issuing Sovereign Debt could adversely affect a Portfolio's investments. Political changes or a deterioration of a country's domestic economy or balance of trade may affect the willingness of countries to service their Sovereign Debt. While Mitchell Hutchins or the applicable Sub-Adviser manages the Portfolios' investments in a manner that is intended to minimize the exposure to such risks, there can be no assurance that adverse political changes will not cause a Portfolio to suffer a loss of interest or principal on any of its holdings.

  Another factor bearing on the ability of a country to repay sovereign debt is the level of the country's international reserves. Fluctuations in the level of these reserves can affect the amount of foreign exchange readily available for external debt payments and, thus, could have a bearing on the capacity of the country to make payments on its sovereign debt.

  To the extent that a country has a current account deficit (generally when exports of merchandise and services are less than the country's imports of merchandise and services plus net transfers (e.g., gifts of currency and goods) to foreigners), it will need to depend on loans from foreign governments, multilateral organizations or private commercial banks, aid payments from foreign governments and inflows of foreign investment. The access of a country to these forms of external funding may not be certain, and a withdrawal of external funding could adversely affect the capacity of a government to make payments on its obligations. In addition, the cost of servicing debt obligations can be affected by a change in international interest rates, since the majority of these obligations carry interest rates that are adjusted periodically based upon international rates.

  With respect to sovereign debt of emerging market issuers, investors should be aware that certain emerging market countries are among the largest debtors to commercial banks and foreign governments. At times certain emerging market countries have declared moratoria on the payment of principal and interest on external debt; such moratoria are currently in effect in certain Latin American countries.

  Certain emerging market countries have experienced difficulty in servicing their sovereign debt on a timely basis which led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds (discussed below), and obtaining new credit to finance interest payments. Holders of sovereign debt, including the Portfolios, may be requested to participate in the rescheduling of such debt and to extend further loans to sovereign debtors. The interests of holders of sovereign debt could be adversely affected in the course of restructuring arrangements or by certain other factors referred to below. Furthermore, some of the participants in the secondary market for sovereign debt may also be directly involved in negotiating the terms of these arrangements and may, therefore, have access to information not available to other market participants. Obligations arising from past restructuring agreements may affect the economic performance and political and social stability of certain issuers of sovereign debt. There is no bankruptcy proceeding by which sovereign debt on which a sovereign has defaulted may be collected in whole or in part.

  Foreign investment in certain sovereign debt is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude foreign investment in such sovereign debt and increase the costs and expenses of a Portfolio. Certain countries in which a Portfolio may invest require governmental approval prior to investments by foreign persons, limit the amount of investment by foreign persons in a particular issuer, limit the investment by foreign persons only to a specific class of securities of an issuer that may have less advantageous rights than the classes available for purchase by domiciliaries of the countries or impose additional taxes on foreign investors. Certain issuers may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if a deterioration occurs in a country's balance of payments the country could impose temporary restrictions on foreign capital remittances. A Portfolio could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Portfolio of any restrictions on investments. Investing in local markets may require a Portfolio to adopt special procedures, seek local government approvals or take other actions, each of which may involve additional costs to the Portfolio.

  BRADY BONDS. Brady Bonds are sovereign debt securities issued under the framework of the Brady Plan, an initiative announced by former U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external commercial bank indebtedness. In restructuring its external debt under the Brady Plan framework, a debtor nation negotiates with its existing bank lenders as well as multilateral institutions such as the International Monetary Fund ("IMF"). The Brady Plan framework, as it has developed, contemplates the exchange of commercial bank debt for newly issued Brady Bonds. Brady Bonds may also be issued in respect of new money being advanced by existing lenders in connection with the debt restructuring. The World Bank and the IMF support the restructuring by providing funds pursuant to loan agreements or other arrangements which enable the debtor nation to collateralize the new Brady Bonds or to repurchase outstanding bank debt at a discount.

  There can be no assurance that the circumstances regarding the issuance of Brady Bonds by these countries will not change. Investors should recognize that Brady Bonds have been issued only recently, and accordingly do not have a long payment history. Agreements implemented under the Brady Plan to date are designed to achieve debt and debt-service reduction through specific options negotiated by a debtor nation with its creditors. As a result, the financial packages offered by each country differ. The types of options have included the exchange of outstanding commercial bank debt for bonds issued at 100% of face value of such debt, which carry a below-market stated rate of interest (generally known as par bonds), bonds issued at a discount from the face value of such debt (generally known as discount bonds), bonds bearing an interest rate which increases over time and bonds issued in exchange for the advancement of new money by existing lenders. Regardless of the stated face amount and stated interest rate of the various types of Brady Bonds, a Portfolio will purchase Brady Bonds in secondary markets, as described below, in which the price and yield to the investor reflect market conditions at the time of purchase.

  Certain Brady Bonds have been collateralized as to principal due at maturity by U.S. Treasury zero coupon bonds with maturities equal to the final maturity of such Brady Bonds. Collateral purchases are financed by the IMF, the World Bank and the debtor nations' reserves. In the event of a default with respect to collateralized Brady Bonds as a result of which the payment obligations of the issuer are accelerated, the U.S. Treasury zero coupon obligations held as collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds, which will continue to be outstanding, at which time the face amount of the collateral will equal the principal payments which would have then been due on the Brady Bonds in the normal course. In addition, interest payments on certain types of Brady Bonds may be collateralized by cash or high grade securities in amounts that typically represent between 12 and 18 months of interest accruals on these instruments, with the balance of the interest accruals being uncollateralized. Brady Bonds are often viewed as having several valuation components: (1) the collateralized repayment of principal, if any, at final maturity, (2) the collateralized interest payments, if any, (3) the uncollateralized interest payments and (4) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk"). In light of the residual risk of Brady Bonds and, among other factors, the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds are to be viewed as speculative. A Portfolio may purchase Brady Bonds with no or limited collateralization, and will be relying for payment of interest and (except in the case of principal collateralized Brady Bonds) repayment of principal primarily on the willingness and ability of the foreign government to make payment in accordance with the terms of the Brady Bonds. Brady Bonds issued to date are purchased and sold in secondary markets through U.S. securities dealers and other institutions and are generally maintained through European transnational securities depositories.

  STRUCTURED FOREIGN INVESTMENTS. This term refers to interests in U.S. and foreign entities organized and operated solely for the purpose of securitizing or restructuring the investment characteristics of foreign securities. This type of securitization or restructuring involves the deposit with or purchase by a U.S. or foreign entity, such as a corporation or trust, of specified instruments (such as commercial bank loans or Brady Bonds) and the issuance by that entity of one or more classes of securities backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured foreign investments to create securities with different investment characteristics such as varying maturities, payment priorities and interest rate provisions, and the extent of the payments made with respect to structured foreign investments is dependent on the extent of the cash flow on the underlying instruments.

  Structured foreign investments frequently involve no credit enhancement. Accordingly, their credit risk generally will be equivalent to that of the underlying instruments. In addition, classes of structured foreign investments may be subordinated to the right of payment of another class. Subordinated structured foreign investments typically have higher yields and present greater risks than unsubordinated structured foreign investments. Structured foreign investments are typically sold in private placement transactions, and there currently is no active trading market for structured foreign investments.

  FOREIGN CURRENCY TRANSACTIONS. Although each Portfolio that invests in securities denominated in foreign currencies values its assets daily in U.S. dollars, none of these Portfolios intends to convert its holdings of foreign currencies to U.S. dollars on a daily basis. The Portfolios' foreign currencies may be held as "foreign currency call accounts" at foreign branches of foreign or domestic banks. These accounts bear interest at negotiated rates and are payable upon relatively short demand periods. If a bank became insolvent, a Portfolio could suffer a loss of some or all of the amounts deposited. The Portfolios may convert foreign currency to U.S. dollars from time to time. Although foreign exchange dealers generally do not charge a stated commission or fee for conversion, the prices posted generally include a "spread," which is the difference between the prices at which the dealers are buying and selling foreign currencies.

  SELECTION OF SECURITIES--STRATEGIC INCOME PORTFOLIO. In selecting U.S. government and investment grade securities for Strategic Income Portfolio's, Mitchell Hutchins will consider factors such as the general level of interest rates, changes in the perceived creditworthiness of the issuers, the prepayment outlook for the mortgage market and changes in general economic conditions and business conditions affecting the issuers and their respective industries.

  In selecting U.S. high yield securities for Strategic Income Portfolio's portfolio, Mitchell Hutchins seeks to identify issuers and industries that Mitchell Hutchins believes are more likely to experience stable or improving financial conditions. Many corporations are in the process of strengthening, or have recently improved, their financial positions through cost-cutting, restructuring or refinancing with lower cost debt. Mitchell Hutchins expects that, at times when the U.S. economy is improving, these factors and others may lead many issuers to experience financial improvement and possible credit upgrades. Mitchell Hutchins seeks to identify these issuers through detailed credit research. Mitchell Hutchins' analysis may include consideration of general industry trends, the issuer's experience and managerial strength, changing financial conditions, borrowing requirements or debt maturity schedules, the issuer's responsiveness to changes in business conditions and interest rates, and other terms and conditions. Mitchell Hutchins may also consider relative values based on anticipated cash flow, interest or dividend coverage, asset coverage and earnings prospects.

  Mitchell Hutchins selectively invests Strategic Income Portfolio's assets allocated to foreign and emerging market securities in securities of issuers in countries where the combination of income market yields, the price appreciation potential of fixed income securities and, with respect to non-U.S. dollar-denominated securities, currency exchange rate movements present opportunities for high current income and, secondarily, capital appreciation. Determinations as to the foreign markets in which the Portfolio invests are based on an evaluation of total debt levels, currency reserve levels, net exports/imports, overall economic growth, level of inflation, currency fluctuation, political and social climate and payment history of the country in which the issuer is located. Particular securities are selected based upon credit risk analysis of potential issuers, the characteristics of the security and interest rate sensitivity of the various issues by a single issuer, analysis of volatility and liquidity of these particular instruments and the tax implications to the Portfolio of various instruments.

  SELECTION OF INVESTMENTS BY BALANCED PORTFOLIO. The money market instruments in which Balanced Portfolio may invest include U.S. Treasury bills and other obligations issued or guaranteed as to interest and principal by the U.S. government, its agencies and instrumentalities; obligations of U.S. banks (including certificates of deposit and bankers' acceptances) having total assets at the time of purchase in excess of $1.5 billion and interest-bearing savings deposits in U.S. commercial and savings banks in principal amounts at each such bank not greater than are fully insured by the Federal Deposit Insurance Corporation, provided that the aggregate amount of such deposits does not exceed 5% of the value of the Portfolio's assets; commercial paper and other short-term corporate obligations; and variable and floating rate securities and repurchase agreements. The Portfolio may also hold cash.

  The commercial paper and other short-term corporate obligations purchased by Balanced Portfolio will consist only of obligations of U.S. corporations that are (1) rated at least Prime-2 by Moody's Investors Service, Inc. ("Moody's") or A-2 by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"), (2) comparably rated by another nationally recognized statistical rating organization ("NRSRO") or (3) unrated and determined by Mitchell Hutchins to be of comparable quality. These obligations may include variable amount master demand notes, which are unsecured obligations redeemable upon notice that permit investment of fluctuating amounts at varying rates of interest pursuant to direct arrangements with the issuer of the instrument. Such obligations are usually unrated by a rating agency.

  YIELD FACTORS AND RATINGS. S&P, Moody's and other NRSRO's are private services that provide ratings of the credit quality of debt obligations. A description of the ratings assigned to debt obligations by S&P and Moody's is included in the Appendix to the Prospectus. The process by which S&P and Moody's determine ratings for mortgage- and asset-backed securities includes consideration of the likelihood of the receipt by security holders of all distributions, the nature of the underlying securities, the credit quality of the guarantor, if any, and the structural, legal and tax aspects associated with such securities. Not even the highest such ratings represent an assessment of the likelihood that principal prepayments will be made by mortgagors or the degree to which such prepayments may differ from that originally anticipated, nor do such ratings address the possibility that investors may suffer a lower than anticipated yield or that investors in such securities may fail to recoup fully their initial investment due to prepayments.

  A Portfolio may use these ratings in determining whether to purchase, sell or hold a security. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, debt obligations with the same maturity, interest rate and rating may have different market prices. Also, rating agencies may fail to make timely changes in credit ratings in response to subsequent events so that an issuer's current financial condition may be better or worse than the rating indicates. The rating assigned to a security by a NRSRO does not reflect an assessment of the volatility of the security's market value or of the liquidity of an investment in the security. Subsequent to its purchase by any Portfolio, an issue of debt obligations may cease to be rated or its rating may be reduced below the minimum rating required for purchase by that Portfolio.

  In addition to ratings assigned to individual bond issues, Mitchell Hutchins or a Sub-Adviser, as applicable, will analyze interest rate trends and developments that may affect individual issuers, including factors such as liquidity, profitability and asset quality. The yields on bonds and other debt securities in which the Portfolios invest are dependent on a variety of factors, including general money market conditions, general conditions in the bond market, the financial condition of the issuer, the size of the offering, the maturity of the obligation and its rating. There is a wide variation in the quality of bonds, both within a particular classification and between classifications. An issuer's obligations under its bonds are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of bond holders or other creditors of an issuer; litigation or other conditions may also adversely affect the power or ability of issuers to meet their obligations for the payment of interest and principal on their bonds.

  Debt securities rated Ba or lower by Moody's, BB or lower by S&P, comparably rated by another NRSRO or determined by Mitchell Hutchins or a Sub-Adviser, as applicable, to be of comparable quality are below investment grade, are deemed by those agencies to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal and may involve major risk exposure to adverse conditions. Lower rated debt securities generally offer a higher current yield than that available for investment grade issues, but they involve higher risks, in that they especially subject to adverse changes in general economic conditions and in the industries in which the issuers are engaged, to changes in the financial condition of the issuers and to price fluctuations in response to changes in interest rates. During periods of economic downturn or rising interest rates, highly leveraged issuers may experience financial stress which could adversely affect their ability to make payments of interest and principal and increase the possibility of default. In addition, such issuers may not have more traditional methods of financing available to them and may be unable to repay debt at maturity by refinancing. The risk of loss due to default by such issuers is significantly greater because such securities frequently are unsecured and subordinated to the prior payment of senior indebtedness.

  The market for lower rated debt securities has expanded rapidly in recent years, and its growth generally paralleled a long economic expansion. In the past, the prices of many lower rated debt securities declined substantially, reflecting an expectation that many issuers of such securities might experience financial difficulties. As a result, the yields on lower rated debt securities rose dramatically. However, such higher yields did not reflect the value of the income stream that holders of such securities expected, but rather the risk that holders of such securities could lose a substantial portion of their value as a result of the issuers' financial restructuring or defaults. There can be no assurance that such declines will not recur. The market for lower rated debt issues generally is thinner or less active than that for higher quality securities, which may limit a Portfolio's ability to sell such securities at fair value in response to changes in the economy or financial markets. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of lower rated securities, especially in a thinly traded market.

  ASSET-BACKED SECURITIES. Asset-backed securities have structural characteristics similar to mortgage-backed securities, as discussed in more detail below. However, the underlying assets are not first lien mortgage loans or interests therein, but include assets such as motor vehicle installment sale contracts, other installment sale contracts, home equity loans, leases of various types of real and personal property and receivables from revolving credit (credit card) agreements. Such assets are securitized through the use of trusts or special purpose corporations. Payments or distributions of principal and interest may be guaranteed up to a certain amount and for a certain time period by a letter of credit or pool insurance policy issued by a financial institution unaffiliated with the issuer, or other credit enhancements may be present.

  MORTGAGE-BACKED SECURITIES. Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property and include single- and multi-class pass-through securities and collateralized mortgage obligations. Multi-class pass-through securities and collateralized mortgage obligations are collectively referred to herein as CMOs. The U.S. government mortgage-backed securities in which the Portfolios may invest include mortgage-backed securities issued or guaranteed as to the payment of principal and interest (but not as to market value) by the Government National Mortgage Association ("Ginnie Mae"), Fannie Mae (also known as, the Federal National Mortgage Association), or the Federal Home Loan Mortgage Corporation ("Freddie Mac"). Other mortgage-backed securities are issued by private issuers, generally originators of and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers and special purpose entities (collectively "Private Mortgage Lenders"). Payments of principal and interest (but not the market value) of such private mortgage-backed securities may be supported by pools of mortgage loans or other mortgage-backed securities that are guaranteed, directly or indirectly, by the U.S. government or one of its agencies or instrumentalities, or they may be issued without any government guarantee of the underlying mortgage assets but with some form of non-government credit enhancement. New types of mortgage-backed securities are developed and marketed from time to time and, consistent with its investment limitations, each Portfolio expects to invest in those new types of mortgage-backed securities that Mitchell Hutchins or a Sub-Adviser believes may assist a Portfolio in achieving its investment objective. Similarly, a Portfolio may invest in mortgage-backed securities issued by new or existing governmental or private issuers other than those identified herein.

  Ginnie Mae Certificates. Ginnie Mae guarantees certain mortgage pass-through certificates ("Ginnie Mae certificates") that are issued by Private Mortgage Lenders and that represent ownership interests in individual pools of residential mortgage loans. These securities are designed to provide monthly payments of interest and principal to the investor. Timely payment of interest and principal is backed by the full faith and credit of the U.S. government. Each mortgagor's monthly payments to his lending institution on his residential mortgage are "passed through" to certificateholders such as a Portfolio. Mortgage pools consist of whole mortgage loans or participations in loans. The terms and characteristics of the mortgage instruments are generally uniform within a pool but may vary among pools. Lending institutions that originate mortgages for the pools are subject to certain standards, including credit and other underwriting criteria for individual mortgages included in the pools.

  Fannie Mae Certificates. Fannie Mae facilitates a national secondary market in residential mortgage loans insured or guaranteed by U.S. government agencies and in privately insured or uninsured residential mortgage loans (sometimes referred to as "conventional mortgage loans" or "conventional loans") through its mortgage purchase and mortgage-backed securities sales activities. Fannie Mae issues guaranteed mortgage pass-through certificates ("Fannie Mae certificates"), which represent pro rata shares of all interest and principal payments made and owed on the underlying pools. Fannie Mae guarantees timely payment of interest and principal on Fannie Mae certificates. The Fannie Mae guarantee is not backed by the full faith and credit of the U.S. government.

  Freddie Mac Certificates. Freddie Mac also facilitates a national secondary market for conventional residential and U.S. government-issued mortgage loans through its mortgage purchase and mortgage-backed securities sales activities. Freddie Mac issues two types of mortgage pass-through securities: mortgage participation certificates ("PCs") and guaranteed mortgage certificates ("GMCs"). Each PC represents a pro rata share of all interest and principal payments made and owed on the underlying pool. Freddie Mac generally guarantees timely monthly payment of interest on PCs and the ultimate payment of principal, but it also has a PC program under which it guarantees timely payment of both principal and interest. GMCs also represent a pro rata interest in a pool of mortgages. These instruments, however, pay interest semi-annually and return principal once a year in guaranteed minimum payments. The Freddie Mac guarantee is not backed by full faith and credit of the U.S. government.

  Private, RTC and Similar Mortgage-Backed Securities. Mortgage-backed securities issued by Private Mortgage Lenders are structured similarly to the CMOs or single class mortgage-backed securities issued or guaranteed by Ginnie Mae, Fannie Mae and Freddie Mac. Such mortgage-backed securities may be supported by pools of U.S. government or agency insured or guaranteed mortgage loans or by other mortgage-backed securities issued by a government agency or instrumentality, but they generally are supported by pools of conventional (i.e., non-government guaranteed or insured) mortgage loans. Since such mortgage-backed securities normally are not guaranteed by an entity having the credit standing of Ginnie Mae, Fannie Mae or Freddie Mac, they normally are structured with one or more types of credit enhancement. See "--Types of Credit Enhancement." Such credit enhancements do not protect investors from changes in market value.

  The Resolution Trust Corporation ("RTC"), which was organized by the U.S. government in connection with the savings and loan crisis, held assets of failed savings associations as either a conservator or receiver for such associations, or it acquired such assets in its corporate capacity. These assets include, among other things, single family and multi-family mortgage loans, as well as commercial mortgage loans. In order to dispose of such assets in an orderly manner, RTC established a vehicle registered with the SEC through which it sold mortgage-backed securities. RTC mortgage-backed securities represent pro rata interests in pools of mortgage loans that RTC held or had acquired, as described above, and are supported by one or more of the types of private credit enhancements used by Private Mortgage Lenders.

  Collateralized Mortgage Obligations and Multi-Class Mortgage Pass-
Throughs. CMOs are debt obligations that are collateralized either by mortgage loans, mortgage pass-through securities or other CMOs (such collateral collectively being called "Mortgage Assets"). CMOs may be issued by Private Mortgage Lenders or by government entities such as Fannie Mae or Freddie Mac. Multi-class mortgage pass-through securities are interests in trusts that are comprised of Mortgage Assets and that have multiple classes similar to those of CMOs. Unless the context indicates otherwise, references herein to CMOs include multi-class mortgage pass-through securities. Payments of principal of and interest on the Mortgage Assets (and, in the case of CMOs, any reinvestment income thereon) provide the funds to pay debt service on the CMOs or to make scheduled distributions on the multi-class mortgage pass-through securities.

  In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of a CMO, also referred to as a "tranche," is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrues on all classes of a CMO (other than any principal-only or PO class) on a monthly, quarterly or semi-annual basis. The principal and interest on the Mortgage Assets may be allocated among the several classes of a CMO in many ways. In one structure, payments of principal, including any principal prepayments, on the Mortgage Assets are applied to the classes of a CMO in the order of their respective stated maturities or final distribution dates so that no payment of principal will be made on any class of the CMO until all other classes having an earlier stated maturity or final distribution date have been paid in full. In some CMO structures, all or a portion of the interest attributable to one or more of the CMO classes may be added to the principal amounts attributable to such classes, rather than passed through to certificateholders on a current basis, until other classes of the CMO are paid in full.

  Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO structures, must be retired by its stated maturity date or final distribution date but may be retired earlier.

  Some CMO classes are structured to pay interest at rates that are adjusted in accordance with a formula, such as a multiple or fraction of the change in a specified interest rate index, so as to pay at a rate that will be attractive in certain interest rate environments but not in others. For example, an inverse floating rate CMO class pays interest at a rate that increases as a specified interest rate index decreases but decreases as that index increases. For other CMO classes, the yield may move in the same direction as market interest rates--i.e. the yield may increase as rates increase and decrease as rates decrease--but may do so more rapidly or to a greater degree. The market value of such securities generally is more volatile than that of a fixed rate obligation. Such interest rate formulas may be combined with other CMO characteristics. For example, a CMO class may be an "inverse IO," on which the holders are entitled to receive no payments of principal and are entitled to receive interest at a rate that will vary inversely with a specified index or a multiple thereof.

  Types of Credit Enhancement. To lessen the effect of failures by obligors on Mortgage Assets to make payments, mortgage-backed securities may contain elements of credit enhancement. Such credit enhancement falls into two categories: (1) liquidity protection and (2) protection against losses resulting after default by an obligor on the underlying assets and collection of all amounts recoverable directly from the obligor and through liquidation of the collateral. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets (usually the bank, savings association or mortgage banker that transferred the underlying loans to the issuer of the security), to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting after default and liquidation ensures ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. The Portfolios will not pay any additional fees for such credit enhancement, although the existence of credit enhancement may increase the price of a security. Credit enhancements do not provide protection against changes in the market value of a security.

  Examples of credit enhancement arising out of the structure of the transaction include "senior-subordinated securities" (multiple class securities with one or more classes subordinate to other classes as to the payment of principal thereof and interest thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class), creation of "spread accounts" or "reserve funds" (where cash or investments, sometimes funded from a portion of the payments on the underlying assets, are held in reserve against future losses) and "over-collateralization" (where the scheduled payments on, or the principal amount of, the underlying assets exceed that required to make payment of the securities and pay any servicing or other fees). The degree of credit enhancement provided for each issue generally is based on historical information regarding the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated could adversely affect the return on an investment in such a security.

  Special Characteristics of Mortgage- and Asset-Backed Securities. The yield characteristics of mortgage- and asset-backed securities differ from those of traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other obligations generally may be prepaid at any time. Prepayments on a pool of mortgage loans are influenced by a variety of economic, geographic, social and other factors, including changes in mortgagors' housing needs, job transfers, unemployment, mortgagors' net equity in the mortgaged properties and servicing decisions. Generally, however, prepayments on fixed-rate mortgage loans will increase during a period of falling interest rates and decrease during a period of rising interest rates. Similar factors apply to prepayments on asset-backed securities, but the receivables underlying asset-backed securities generally are of a shorter maturity and thus are less likely to experience substantial prepayments. Such securities, however, often provide that for a specified time period the issuers will replace receivables in the pool that are repaid with comparable obligations. If the issuer is unable to do so, repayment of principal on the asset-backed securities may commence at an earlier date. Mortgage- and asset-backed securities may decrease in value as a result of increases in interest rates and may benefit less than other fixed-income securities from declining interest rates because of the risk of prepayment.

  The rate of interest on mortgage-backed securities is lower than the interest rates paid on the mortgages included in the underlying pool due to the annual fees paid to the servicer of the mortgage pool for passing through monthly payments to certificateholders and to any guarantor, and due to any yield retained by the issuer. Actual yield to the holder may vary from the coupon rate, even if adjustable, if the mortgage-backed securities are purchased or traded in the secondary market at a premium or discount. In addition, there is normally some delay between the time the issuer receives mortgage payments from the servicer and the time the issuer makes the payments on the mortgage-backed securities, and this delay reduces the effective yield to the holder of such securities.

  Yields on pass-through securities are typically quoted by investment dealers and vendors based on the maturity of the underlying instruments and the associated average life assumption. The average life of pass-through pools varies with the maturities of the underlying mortgage loans. A pool's term may be shortened by unscheduled or early payments of principal on the underlying mortgages. Because prepayment rates of individual pools vary widely, it is not possible to predict accurately the average life of a particular pool. In the past, a common industry practice has been to assume that prepayments on pools of fixed rate 30-year mortgages would result in a 12-year average life for the pool. At present, mortgage pools, particularly those with loans with other maturities or different characteristics, are priced on an assumption of average life determined for each pool. In periods of declining interest rates, the rate prepayment tends to increase, thereby shortening the actual average life of a pool of mortgage-related securities. Conversely, in periods of rising interest rates, the rate of prepayment tends to decrease, thereby lengthening the actual average life of the pool. However, these effects may not be present, or may differ in degree, if the mortgage loans in the pools have adjustable interest rates or other special payment terms, such as a prepayment charge. Actual prepayment experience may cause the yield of mortgage-backed securities to differ from the assumed average life yield. Reinvestment of prepayments may occur at lower interest rates than the original investment, thus adversely affecting the yield of a Portfolio.

  Additional Information on ARM and Floating Rate Mortgage-Backed
Securities. Adjustable rate mortgage ("ARM") securities are mortgage-backed securities that represent a right to receive interest payments at a rate that is adjusted to reflect the interest earned on a pool of mortgage loans bearing variable or adjustable rates of interest (such mortgage loans are referred to as "ARMs"). Floating rate mortgage-backed securities are classes of mortgage-backed securities that have been structured to represent the right to receive interest payments at rates that fluctuate in accordance with an index but that generally are supported by pools comprised of fixed-rate mortgage loans.

  Because the interest rates on ARM and floating rate mortgage-backed securities are reset in response to changes in a specified market index, the values of such securities tend to be less sensitive to interest rate fluctuations than the values of fixed-rate securities. As a result, during periods of rising interest rates, ARMs generally do not decrease in value as much as fixed rate securities. Conversely, during periods of declining rates, ARMs generally do not increase in value as much as fixed rate securities. ARM mortgage-backed securities represent a right to receive interest payments at a rate that is adjusted to reflect the interest earned on a pool of ARMs. ARMs generally specify that the borrower's mortgage interest rate may not be adjusted above a specified lifetime maximum rate or, in some cases, below a minimum lifetime rate. In addition, certain ARMs specify limitations on the maximum amount by which the mortgage interest rate may adjust for any single adjustment period. ARMs also may limit changes in the maximum amount by which the borrower's monthly payment may adjust for any single adjustment period. In the event that a monthly payment is not sufficient to pay the interest accruing on the ARM, any such excess interest is added to the mortgage loan ("negative amortization"), which is repaid through future payments. If the monthly payment exceeds the sum of the interest accrued at the applicable mortgage interest rate and the principal payment that would have been necessary to amortize the outstanding principal balance over the remaining term of the loan, the excess reduces the principal balance of the ARM. Borrowers under ARMs experiencing negative amortization may take longer to build up their equity in the underlying property and may be more likely to default.

  ARMs also may be subject to a greater rate of prepayments in a declining interest rate environment. For example, during a period of declining interest rates, prepayments on ARMs could increase because the availability of fixed mortgage loans at competitive interest rates may encourage mortgagors to "lock-in" at a lower interest rate. Conversely, during a period of rising interest rates, prepayments on ARMs might decrease. The rate of prepayments with respect to ARMs has fluctuated in recent years.

  The rates of interest payable on certain ARMs, and therefore on certain ARM mortgage-backed securities, are based on indices, such as the one-year constant maturity Treasury rate, that reflect changes in market interest rates. Others are based on indices, such as the 11th District Federal Home Loan Bank Cost of Funds Index ("COFI"), that tend to lag behind changes in market interest rates. The values of ARM mortgage-backed securities supported by ARMs that adjust based on lagging indices tend to be somewhat more sensitive to interest rate fluctuations than those reflecting current interest rate levels, although the values of such ARM mortgage-backed securities still tend to be less sensitive than fixed-rate securities.

  Floating rate mortgage-backed securities are classes of mortgage-backed securities that have been structured to represent the right to receive interest payments at rates that fluctuate in accordance with an index but that generally are supported by pools comprised of fixed-rate mortgage loans. As with ARM mortgage-backed securities, interest rate adjustments on floating rate mortgage-backed securities may be based on indices that lag behind market interest rates. Interest rates on floating rate mortgage-backed securities generally are adjusted monthly. Floating rate mortgage-backed securities are subject to lifetime interest rate caps, but they generally are not subject to limitations on monthly or other periodic changes in interest rates or monthly payments.

  CONVERTIBLE SECURITIES. Convertible securities have unique investment characteristics in that they generally (1) have higher yields than common stocks, but lower yields than comparable fixed income nonconvertible securities, (2) are less subject to fluctuation in value than the underlying stock since they have fixed income characteristics and (3) provide the potential for capital appreciation if the market price of the underlying common stock increases.

  The value of a convertible security is a function of its "investment value" (determined by its yield comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its "conversion value" (the security's worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security's investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value, and generally the conversion value decreases as the convertible security approaches maturity. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. In addition, a convertible security generally will sell at a premium over its conversion value, determined by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed income security.

  A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument. If a convertible security held by a Portfolio is called for redemption, the Portfolio will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party. The Portfolios that may invest in convertible securities may hold any equity securities they acquire upon conversion subject only to their limitations on holding equity securities.

  DURATION. Duration is a measure of the expected life of a fixed income security that was developed as a more precise alternative to the concept "term to maturity." Traditionally, a debt security's "term to maturity" has been used as a proxy for the sensitivity of the security's price to changes in interest rates (which is the "interest rate risk" or "volatility" of the security). However, "term to maturity" measures only the time until a debt security provides for a final payment, taking no account of the pattern of the security's payments prior to maturity.

  For any fixed income security with interest payments occurring prior to the payment of principal, duration is always less than maturity. For example, depending upon its coupon and the level of market yields, a U.S. Treasury note with a remaining maturity of five years might have a duration of 4.5 years. For mortgage-backed and other securities that are subject to prepayments, put or call features or adjustable coupons, the difference between the remaining stated maturity and the duration is likely to be much greater.

  Futures, options and options on futures have durations that, in general, are closely related to the duration of the securities that underlie them. Holding long futures or call option positions (backed by a segregated account of cash and cash equivalents) will lengthen a Portfolio's duration by approximately the same amount as would holding an equivalent amount of the underlying securities. Short futures or put options have durations roughly equal to the negative duration of the securities that underlie these positions and have the effect of reducing portfolio duration by approximately the same amount as would selling an equivalent amount of the underlying securities.

  There are some situations in which the standard duration calculation does not properly reflect the interest rate exposure of a security. For example, floating and variable rate securities often have final maturities of ten or more years; however, their interest rate exposure corresponds to the frequency of the coupon reset. Another example where the interest rate exposure is not properly captured by the standard duration calculation is the case of mortgage-backed securities. The stated final maturity of such securities is generally 30 years, but current prepayment rates are critical in determining the securities' interest rate exposure. In these and other similar situations, Mitchell Hutchins and the Sub-Advisers, as applicable, will use more sophisticated analytical techniques that incorporate the economic life of a security into the determination of its duration and, therefore, its interest rate exposure.

  ILLIQUID SECURITIES. Each Portfolio may invest up to 10% (15% for Strategic Fixed Income and Aggressive Growth Portfolios) of its net assets in illiquid securities. The term "illiquid securities" for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which a Portfolio has valued the securities and includes, among other things, purchased over-the-counter ("OTC") options, repurchase agreements maturing in more than seven days and restricted securities other than those securities Mitchell Hutchins or the applicable Sub-Adviser has determined are liquid pursuant to guidelines established by the Fund's board of trustees (sometimes referred to as the "board"). The assets used as cover for OTC options written by a Portfolio will be considered illiquid unless the OTC options are sold to qualified dealers who agree that the Portfolio may repurchase any OTC option it writes at a maximum price to be calculated by a formula set forth in the option agreement. The cover for an OTC option written subject to this procedure will be considered illiquid only to the extent that the maximum repurchase price under the option formula exceeds the intrinsic value of the option. Illiquid restricted securities may be sold only in privately negotiated transactions or in public offerings with respect to which a registration statement is in effect under the Securities Act of 1933 ("1933 Act"). Restricted securities acquired by a Portfolio that may invest outside the United States include those that are subject to restrictions contained in the securities laws of other countries. For these Portfolios, securities that are freely marketable in the country where they are principally traded, but would not be freely marketable in the United States, will not be considered illiquid. Where registration is required, a Portfolio may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time it may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Portfolio might obtain a less favorable price than prevailed when it decided to sell.

  Not all restricted securities are illiquid. In recent years a large institutional market has developed for certain securities that are not registered under the 1933 Act, including private placements, repurchase agreements, commercial paper, foreign securities and corporate bonds and notes. These instruments are often restricted securities because the securities are sold in transactions not requiring registration. Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend either on an efficient institutional market in which such unregistered securities can be readily resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments.

  Rule 144A under the 1933 Act establishes a "safe harbor" from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. Institutional markets for restricted securities have developed as a result of Rule 144A, providing both readily ascertainable values for restricted securities and the ability to liquidate an investment to satisfy share redemption orders. Such markets might include automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc. An insufficient number of qualified buyers interested in purchasing Rule 144A-eligible restricted securities held by a Portfolio, however, could affect adversely the marketability of such portfolio securities and a Portfolio might be unable to dispose of such securities promptly or at favorable prices.

  The board has delegated the function of making day-to-day determinations of liquidity to Mitchell Hutchins or the applicable Sub-Adviser, pursuant to guidelines approved by the board. Mitchell Hutchins or the applicable Sub-Adviser takes into account a number of factors in reaching liquidity decisions, including but not limited to (1) the frequency of trades for the security, (2) the number of dealers that make quotes for the security, (3) the number of dealers that have undertaken to make a market in the security, (4) the number of other potential purchasers and (5) the nature of the security and how trading is effected (e.g., the time needed to sell the security, how bids are solicited and the mechanics of transfer). Mitchell Hutchins or the applicable Sub-Adviser monitors the liquidity of restricted securities in each Portfolio and reports periodically on such decisions to the board of trustees.

  ZERO COUPON, OID AND PIK SECURITIES. Federal tax law requires that a holder of a security with original issue discount ("OID") accrue a portion of the OID on the security as income each year, even though the holder may receive no interest payment on the security during the year. Accordingly, although a Portfolio will receive no payments on its zero coupon securities prior to their maturity or disposition, it will have income each year attributable to such securities. Similarly, while payment-in-kind ("PIK") securities may pay interest in the form of additional securities rather than cash, that interest must be included in a Portfolio's annual income.

  To qualify for pass-through federal income tax treatment as regulated investment companies, the Portfolios must distribute substantially all of their net investment income each year, including non-cash income. Accordingly, each Portfolio will be required to include in its dividends an amount equal to the income attributable to its zero coupon, other OID and PIK securities. See "Taxes." Those dividends will be paid from the cash assets of a Portfolio or by liquidation of portfolio securities, if necessary, at a time when the Portfolio otherwise might not have done so.

  Certain zero coupon securities are U.S. Treasury notes and bonds that have been stripped of their unmatured interest coupon receipts or interests in such U.S. Treasury securities or coupons. The staff of the SEC currently takes the position that "stripped" U.S. government securities that are not issued through the U.S. Treasury are not U.S. government securities. This technique is frequently used with U.S. Treasury bonds to create CATS (Certificate of Accrual Treasury Securities), TIGRs (Treasury Income Growth Receipts) and similar securities. [As long as the SEC takes this position, CATS and TIGRs, which are not issued through the U.S. Treasury, will not be counted as U.S. government securities for purposes of the 65% investment requirement applicable to Strategic Fixed Income Portfolio].

  MONEY MARKET INSTRUMENTS OF GLOBAL GROWTH PORTFOLIO. For cash management purposes, the Global Growth Portfolio may invest directly, or indirectly through its investment in the GEIM Short-Term Investment Fund (the "Investment Fund"), in the following types of money market instruments: (i) securities issued or guaranteed by the U.S. government or one of its agencies or instrumentalities. (ii) debt obligations of banks, savings and loan institutions, insurance companies and mortgage bankers, (iii) commercial paper and notes, including those with variable and floating rates of interest, (iv) debt obligations of foreign branches of U.S. banks, U.S. branches of foreign banks and foreign branches of foreign banks, (v) debt obligations issues or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities, including obligations of supranational entities, (vi) debt securities issued by foreign issuers, and
(vii) repurchase agreements. For these purposes, the Portfolio may invest up to 25% of its assets in the Investment Fund, an investment fund created specifically to serve as a vehicle for the collective investment of cash balances of the Portfolio and other accounts advised by either GEIM, or its affiliate, General Electric Investment Corporation. The Investment Fund invests exclusively in the money market instruments described in (i) through (vii) above. The Investment Fund is advised by GEIM. No advisory fee is charged by GEIM to the Investment Fund, nor will the Portfolio incur any sales charge, redemption fee, distribution fee or service in connection with its investments in the Investment Fund.

  SECTION 4(2) PAPER. Commercial paper issues in which the Portfolios may invest include securities issued by major corporations without registration under the 1933 Act in reliance on the exemption from such registration afforded by Section 3(a)(3) thereof, and commercial paper issued in reliance on the so-called "private placement" exemption from registration which is afforded by
Section 4(2) of the 1933 Act ("Section 4(2) paper"). Section 4(2) paper is restricted as to disposition under the federal securities laws in that any resale must similarly be made in an exempt transaction. Section 4(2) paper is normally resold to other institutional investors through or with the assistance of investment dealers who make a market in Section 4(2) paper, thus providing liquidity. Section 4(2) paper that is issued by a company that files reports under the Securities Exchange Act of 1934 is generally eligible to be sold in reliance on the safe harbor of Rule

144A described under "Illiquid Securities" above. Each Portfolio limitation on investments in illiquid securities includes Section 4(2) paper other than
Section 4(2) paper that Mitchell Hutchins or the applicable Sub-Adviser has determined to be liquid pursuant to guidelines established by the board. The board has delegated to Mitchell Hutchins or the applicable Sub-Adviser the function of making day-to-day determinations of liquidity with respect to
Section 4(2) paper, pursuant to guidelines approved by the board that require Mitchell Hutchins or the applicable Sub-Adviser to take into account the same factors described under "Illiquid Securities" above for other restricted securities and require Mitchell Hutchins or the applicable Sub-Adviser to perform the same monitoring and reporting functions.

  REPURCHASE AGREEMENTS. Repurchase agreements are transactions in which a Portfolio purchases securities from a bank or recognized securities dealer and simultaneously commits to resell the securities to the bank or dealer at an agreed-upon date or upon demand and at a price reflecting a market rate of interest unrelated to the coupon rate or maturity of the purchased securities. The Portfolio maintains custody of the underlying securities prior to their repurchase; thus, the obligation of the bank or dealer to pay the repurchase price on the date agreed to is, in effect, secured by such securities. If the value of these securities is less than the repurchase price, plus any agreed-upon additional amount, the other party to the agreement must provide additional collateral so that at all times the collateral is at least equal to the repurchase price plus any agreed-upon additional amount. The difference between the total amount to be received upon repurchase of the securities and the price that was paid by the Portfolio upon their acquisition is accrued as interest and included in the Portfolio's net investment income. Repurchase agreements carry certain risks not associated with direct investments in securities, including possible declines in the market value of the underlying securities and delays and costs to a Portfolio if the other party to a repurchase agreement becomes insolvent.

  Each Portfolio intends to enter into repurchase agreements only with banks and dealers in transactions believed by Mitchell Hutchins or the applicable Sub-Adviser to present minimum credit risks in accordance with guidelines established by the board. Mitchell Hutchins [or the applicable Sub-Adviser] reviews and monitors the creditworthiness of those institutions under the board's general supervision.

  REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLLS. Strategic Fixed Income, Strategic Income and Global Income Portfolios may enter into arbitraged reverse repurchase agreements with banks and securities dealers. Strategic Fixed Income and Strategic Income Portfolios also may invest in dollar rolls. Such agreements involve the sale of securities held by the Fund subject to its agreement to repurchase the securities at an agreed upon date or upon demand and at a price reflecting a market rate of interest. Such transactions are considered to be borrowings and may be entered into only for temporary purposes. While a reverse repurchase agreement or dollar roll is outstanding, a Portfolio's custodian segregates assets to cover the amount of its obligations under the reverse repurchase agreement or dollar roll. See "Investment Policies and Restrictions--Segregated Accounts."

  WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. A security purchased on a when-issued or delayed delivery basis is recorded as an asset on the commitment date and is subject to changes in market value, generally based upon changes in the level of interest rates. Thus, fluctuation in the value of the security from the time of the commitment date will affect a Portfolio's net asset value. When a Portfolio commits to purchase securities on a when-issued or delayed delivery basis, its custodian segregates assets to cover the amount of the commitment. See "Investment Policies and Limitations--Segregated Accounts." The Portfolios purchase when-issued securities only with the intention of taking delivery, but may sell the right to acquire the security prior to delivery if Mitchell Hutchins or the applicable Sub-Adviser deems it advantageous to do so, which may result in a capital gain or loss to a Portfolio.

  LENDING OF PORTFOLIO SECURITIES. As indicated in the Prospectus, each Portfolio is authorized to lend up to 33 1/3% of its total assets. A Portfolio may lend its portfolio securities to broker-dealers or institutional investors that Mitchell Hutchins deems qualified, but only when the borrower maintains acceptable collateral with the Portfolio's custodian, marked to market daily, in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends. Acceptable collateral is limited to cash, U.S. government securities and irrevocable letters of credit that meet certain guidelines established by Mitchell Hutchins. In determining whether to lend securities to a particular broker-dealer or institutional investor, Mitchell Hutchins will consider, and during the period of the loan will monitor, all relevant facts and circumstances, including the creditworthiness of the borrower. The Portfolios will retain authority to terminate any loans at any time. A Portfolio may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or money market instruments held as collateral to the borrower or placing broker. A Portfolio will receive reasonable interest on the loan or a flat fee from the borrower and amounts equivalent to any dividends, interest or other distributions on the securities loaned. A Portfolio will regain record ownership of loaned securities to exercise beneficial rights, such as voting and subscription rights and rights to dividends, interest or other distributions, when regaining such rights is considered to be in the Portfolio's interest.

  Pursuant to procedures adopted by the board governing each Portfolio's securities lending program, the board has approved retention of PaineWebber to serve as lending agent for each Portfolio. The board also has authorized the payment of fees (including fees calculated as a percentage of invested cash collateral) to PaineWebber for these services. The board periodically reviews all portfolio securities loan transactions for which PaineWebber acted as lending agent.

  LOAN PARTICIPATIONS AND ASSIGNMENTS. Strategic Fixed Income Portfolio and High Income Portfolio each may invest up to 5% of its net assets, and Strategic Income Portfolio may invest without limit, in secured or unsecured fixed or floating rate loans ("Loans") arranged through private negotiations between a borrowing corporation and one or more financial institutions ("Lenders"). A Portfolio's investments in Loans are expected in most instances to be in the form of participations ("Participations") in Loans and assignments ("Assignments") of all or a portion of Loans from third parties. Participations typically result in the Portfolio's having a contractual relationship only with the Lender, not with the borrower. A Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, a Portfolio generally has no direct right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the borrower, and a Portfolio may not directly benefit from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Portfolio assumes the credit risk of both the borrower and the Lender that is selling the Participation. In the event of the insolvency of the Lender selling a Participation, a Portfolio may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. A Portfolio will acquire Participations only if the Lender interpositioned between the Portfolio and the borrower is determined by Mitchell Hutchins to be creditworthy.

  When a Portfolio purchases Assignments from Lenders, it acquires direct rights against the borrower on the Loan. However, because Assignments are arranged through private negotiations between potential assignees and assignors, the rights and obligations acquired by a Portfolio as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender.

  Assignments and Participations are generally not registered under the 1933 Act and thus are subject to each Portfolio's limitation on investment in illiquid securities. Because there is no liquid market for such securities, the Portfolios anticipate that such securities could be sold only to a limited number of institutional investors. The lack of a liquid secondary market will have an adverse impact on the value of such securities and on a Portfolio's ability to dispose of particular Assignments or Participations when necessary to meet its liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the borrower.

  SHORT SALES "AGAINST THE BOX". Each Portfolio (other than Money Market Portfolio) may engage in short sales of securities it owns or has the right to acquire at no added cost through conversion or exchange of other securities it owns (short sales "against the box") to defer realization of gains or losses for tax or other purposes. To make delivery to the purchaser in a short sale, the executing broker borrows the securities being sold short on behalf of the Portfolio, and the Portfolio is obligated to replace the securities borrowed at a date in the future. When a Portfolio sells short, it will establish a margin account with the broker effecting the short sale, and will deposit collateral with the broker. In addition, the Portfolio will maintain with its custodian, in a segregated account, the securities that could be used to cover the short sale. A Portfolio will incur transaction costs, including interest expense, in connection with opening, maintaining and closing short sales against the box. None of the Portfolios currently intends to have obligations under short sales that at any time during the coming year exceed 5% of the Portfolio's net assets.

  A Portfolio might make a short sale "against the box" in order to hedge against market risks when Mitchell Hutchins or a Sub-Adviser believes that the price of a security may decline, thereby causing a decline in the value of a security owned by the Portfolio or a security convertible into or exchangeable for a security owned by the Portfolio. In such case, any loss in the Portfolio's long position after the short sale should be reduced by a gain in the short position. Conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which gains or losses in the long position are reduced will depend upon the amount of the securities sold short relative to the amount of the securities the Portfolio owns, either directly or indirectly, and in the case where the Portfolio owns convertible securities, changes in the investment values or conversion premiums of such securities

  SEGREGATED ACCOUNTS. When a Portfolio enters into certain transactions that involve obligations to make future payments to third parties, including dollar rolls, reverse repurchase agreements or the purchase of securities on a when-issued or delayed delivery basis, the Portfolio will maintain with an approved custodian in a segregated account cash or liquid securities, marked to market daily, in an amount at least equal to the Portfolio's obligation or commitment under such transactions. As described below under "Hedging and Related Strategies," segregated accounts may also be required in connection with certain transactions involving options or futures contracts, interest rate protection transactions or forward currency contracts.

  FUNDAMENTAL INVESTMENT LIMITATIONS. The foregoing fundamental investment limitations cannot be changed for a Portfolio without the affirmative vote of the lesser of (a) more than 50% of the outstanding shares of the Portfolio or
(b) 67% or more of the Portfolio's shares present at a meeting of its shareholders if more than 50% of the outstanding shares of the Portfolio are represented at the meeting in person or by proxy. If a percentage restriction is adhered to at the time of an investment or transaction, a later change in percentage resulting from a change in values of portfolio securities or amount of total assets will not be considered a violation of any of the foregoing limitations.

  Each Portfolio will not:

    (1) purchase any security if, as a result of that purchase, 25% or more of the Portfolio's total assets would be invested in securities of issuers having their principal business activities in the same industry, except that this limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities or to municipal securities (or, in the case of Money Market Portfolio, to certificates of deposit and bankers' acceptances of domestic branches of U.S. banks).

    For Money Market Portfolio only--the following interpretation applies to, but is not a part of, this fundamental restriction: With respect to this limitation, domestic and foreign banking will be considered to be different industries.

    (2) issue senior securities or borrow money, except as permitted under the Investment Company Act of 1940 ("1940 Act") and then not in excess of 33 1/3% of the Portfolio's total assets (including the amount of the senior securities issued but reduced by any liabilities not constituting senior securities) at the time of the issuance or borrowing, except that the Portfolio may borrow up to an additional 5% of its total assets (not including the amount borrowed) for temporary or emergency purposes.

    (3) make loans, except through loans of portfolio securities or through repurchase agreements, provided that for purposes of this restriction, the acquisition of bonds, debentures, other debt securities or instruments, or participations or other interests therein and investments in government obligations, commercial paper, certificates of deposit, bankers' acceptances or similar instruments will not be considered the making of a loan.

    (4) engage in the business of underwriting securities of other issuers, except to the extent that the Portfolio might be considered an underwriter under the federal securities laws in connection with its disposition of portfolio securities.

    (5) purchase or sell real estate, except that investments in securities of issuers that invest in real estate and investments in mortgage-backed securities, mortgage participations or other instruments supported by interests in real estate are not subject to this limitation, and except that the Portfolio may exercise rights under agreements relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.

    (6) purchase or sell physical commodities unless acquired as a result of owning securities or other instruments, but the Portfolio may purchase, sell or enter into financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

  The following investment restriction applies to all Portfolios except Global Income Portfolio and Strategic Income Portfolio.

    (7) purchase securities of any one issuer if, as a result, more than 5% of the Portfolio's total assets would be invested in securities of that issuer or the Portfolio would own or hold more than 10% of the outstanding voting securities of that issuer, except that up to 25% of the Portfolio's total assets may be invested without regard to this limitation, and except that this limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies and instrumentalities or to securities issued by other investment companies.

    The following interpretation applies to, but is not a part of, this fundamental limitation: Mortgage- and asset-backed securities will not be considered to have been issued by the same issuer by reason of the securities having the same sponsor, and mortgage- and asset-backed securities issued by a finance or other special purpose subsidiary that are not guaranteed by the parent company will be considered to be issued by a separate issuer from the parent company.

  NON-FUNDAMENTAL LIMITATIONS. The following investment restrictions may be changed by the board without shareholder approval.

  Each Portfolio will not:

    (1) hold assets of any issuers, at the end of any calendar quarter (or within 30 days thereafter), to the extent such holdings would cause the Portfolio to fail to comply with the diversification requirements imposed by section 817(h) of the Internal Revenue Code and the Treasury regulations issued thereunder on segregated asset accounts used to fund variable annuity contracts.

    (2) purchase securities on margin, except for short-term credit necessary for clearance of portfolio transactions and except that the Portfolio may make margin deposits in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

    (3) engage in short sales of securities or maintain a short position, except that the Portfolio may (a) sell short "against the box" and (b) maintain short positions in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

    (4) purchase securities of other investment companies, except to the extent permitted by the 1940 Act and except that this limitation does not apply to securities received or acquired as dividends, through offers of exchange, or as a result of reorganization, consolidation, or merger.

    (5) purchase portfolio securities while borrowings in excess of 5% of its total assets are outstanding.

        HEDGING AND RELATED STRATEGIES USING DERIVATIVE INSTRUMENTS

  GENERAL DESCRIPTION OF DERIVATIVE INSTRUMENTS. As discussed in the Prospectus, Mitchell Hutchins or the applicable Sub-Adviser may use a variety of financial instruments ("Derivative Instruments"), including certain options, futures contracts (sometimes referred to as "futures") and options on futures contracts, to attempt to hedge the Portfolios' investments or attempt to enhance the Portfolios' income or return. For Portfolios that are permitted to invest outside the United States, Mitchell Hutchins or the applicable Sub-Adviser also may use forward currency contracts, foreign currency options and futures and options thereon. Portfolios that invest primarily in bonds also may enter into interest rate protection transactions. A Portfolio may enter into transactions using one or more types of Derivative Instruments under which the full value of its portfolio is at risk. Under normal circumstances, however, a Portfolio's use of these instruments will place at risk a much smaller portion of its assets. The particular Derivative Instruments used by the Portfolios are described below. Money Market Portfolio is not authorized to use these Derivative Instruments. The particular Derivative Instruments used by the Portfolios are described below.

  OPTIONS ON EQUITY AND DEBT SECURITIES AND FOREIGN CURRENCIES--A call option is a short-term contract pursuant to which the purchaser of the option, in return for a premium, has the right to buy the security or currency underlying the option at a specified price at any time during the term of the option. The writer of the call option, who receives the premium, has the obligation, upon exercise of the option during the option term, to deliver the underlying security or currency against payment of the exercise price. A put option is a similar contract that gives its purchaser, in return for a premium, the right to sell the underlying security or currency at a specified price during the option term. The writer of the put option, who receives the premium, has the obligation, upon exercise of the option during the option term, to buy the underlying security or currency at the exercise price.

  OPTIONS ON STOCK INDEXES--A stock index assigns relative values to the stocks included in the index and fluctuates with changes in the market values of those stocks. A stock index option operates in the same way as a more traditional stock option, except that exercise of a stock index option is effected with cash payment and does not involve delivery of securities. Thus, upon exercise of a stock index option, the purchaser will realize, and the writer will pay, an amount based on the difference between the exercise price and the closing price of the stock index.

  STOCK INDEX FUTURES CONTRACTS--A stock index futures contract is a bilateral agreement pursuant to which one party agrees to accept, and the other party agrees to make, delivery of an amount of cash equal to a specified dollar amount times the difference between the stock index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the stocks comprising the index is made. Generally, contracts are closed out prior to the expiration date of the contract.

  INTEREST RATE AND FOREIGN CURRENCY FUTURES CONTRACTS--Interest rate and foreign currency futures contracts are bilateral agreements pursuant to which one party agrees to make, and the other party agrees to accept, delivery of a specified type of debt security or currency at a specified future time and at a specified price. Although such futures contracts by their terms call for actual delivery or acceptance of debt securities or currency, in most cases the contracts are closed out before the settlement date without the making or taking of delivery.

  OPTIONS ON FUTURES CONTRACTS--Options on futures contracts are similar to options on securities or currencies, except that an option on a futures contract gives the purchaser the right, in return for the premium, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put), rather than to purchase or sell a security or currency, at a specified price at any time during the option term. Upon exercise of the option, the delivery of the futures position to the holder of the option will be accompanied by delivery of the accumulated balance that represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the future. The writer of an option, upon exercise, will assume a short position in the case of a call and a long position in the case of a put.

  FORWARD CURRENCY CONTRACTS--A forward currency contract involves an obligation to purchase or sell a specific currency at a specified future date, which may be any fixed number of days from the contract date agreed upon by the parties, at a price set at the time the contract is entered into.

  GENERAL DESCRIPTION OF STRATEGIES USING DERIVATIVE INSTRUMENTS. Hedging strategies can be broadly categorized as "short hedges" and "long hedges." A short hedge is a purchase or sale of a Derivative Instrument intended partially or fully to offset potential declines in the value of one or more investments held by a Portfolio. Thus, in a short hedge a Portfolio takes a position in a Derivative Instrument whose price is expected to move in the opposite direction of the price of the investment being hedged. For example, a Portfolio might purchase a put option on a security to hedge against a potential decline in the value of that security. If the price of the security declined below the exercise price of the put, the Portfolio could exercise the put and thus limit its loss below the exercise price to the premium paid plus transaction costs. In the alternative, because the value of the put option can be expected to increase as the value of the underlying security declines, the Portfolio might be able to close out the put option and realize a gain to offset the decline in the value of the security.

  Conversely, a long hedge is a purchase or sale of a Derivative Instrument intended partially or fully to offset potential increases in the acquisition cost of one or more investments that a Portfolio intends to acquire. Thus, in a long hedge a Portfolio takes a position in a Derivative Instrument whose price is expected to move in the same direction as the price of the prospective investment being hedged. For example, a Portfolio might purchase a call option on a security it intends to purchase in order to hedge against an increase in the cost of the security. If the price of the security increased above the exercise price of the call, the Portfolio could exercise the call and thus limit its acquisition cost to the exercise price plus the premium paid and transaction costs. Alternatively, the Portfolio might be able to offset the price increase by closing out an appreciated call option and realizing a gain.

  A Portfolio may purchase and write (sell) covered straddles on securities and stock indices. A long straddle is a combination of a call and a put option purchased on the same security or on the same futures contract, where the exercise price of the put is equal to the exercise price of the call. A Portfolio might enter into a long straddle when Mitchell Hutchins or the applicable Sub-Adviser believes it likely that interest rates will be more volatile during the term of the option than the option pricing implies. A short straddle is a combination of a call and a put written on the same security where the exercise price of the put is equal to the exercise price of the call. A Portfolio might enter into a short straddle when Mitchell Hutchins or the applicable Sub-Adviser believes it unlikely that interest rates will be as volatile during the term of the option as the option pricing implies.

  Derivative Instruments on securities generally are used to hedge against price movements in one or more particular securities positions that a Portfolio owns or intends to acquire. Derivative Instruments on stock indices, in contrast, generally are used to hedge against price movements in broad equity market sectors in which the Portfolio has invested or expects to invest. Derivative Instruments on debt securities may be used to hedge either individual securities or broad fixed income market sectors.

  Income strategies include the writing of covered options to obtain the related option premiums. Return strategies include the use of Derivative Instruments to increase or reduce a Portfolio's exposure to an asset class without buying or selling the underlying instruments.

  The use of Derivative Instruments is subject to applicable regulations of the SEC, the several options and futures exchanges upon which they are traded and the Commodity Futures Trading Commission ("CFTC"). In addition, a Portfolio's ability to use Derivative Instruments will be limited by tax considerations. See "Taxes."

  In addition to the products, strategies and risks described below and in the Prospectus, Mitchell Hutchins or the applicable Sub-Adviser expects to discover additional opportunities in connection with options, future contracts, forward currency contracts and other hedging, income and return strategies. These new opportunities may become available as Mitchell Hutchins or the applicable Sub-Adviser develops new techniques, as regulatory authorities broaden the range of permitted transactions and as new options, futures contracts, forward currency contracts or other techniques are developed. Mitchell Hutchins or the applicable Sub-Adviser may utilize these opportunities to the extent that they are consistent with the Portfolios' investment objectives and permitted by the Portfolios' investment limitations and applicable regulatory authorities. The Fund's Prospectus or this Statement of Additional Information will be supplemented to the extent that new products or techniques involve materially different risks than those described below or in the Prospectus.

  SPECIAL RISKS OF STRATEGIES USING DERIVATIVES CONTRACTS. The use of Derivative Instruments involves special considerations and risks, as described below. Risks pertaining to particular Derivative Instruments are described in the sections that follow.

    (1) Successful use of most Derivative Instruments depends upon Mitchell Hutchins' or the applicable Sub-Adviser's ability to predict movements of the overall securities, currency and interest rate markets, which requires different skills than predicting changes in the prices of individual securities. While Mitchell Hutchins or the applicable Sub-Adviser is experienced in the use of Derivative Instruments, there can be no assurance that any particular strategy adopted will succeed.

    (2) There might be imperfect correlation, or even no correlation, between price movements of a Derivative Instrument and price movements of the investments being hedged. For example, if the value of a Derivative Instrument used in a short hedge increased by less than the decline in value of the hedged investment, the hedge would not be fully successful. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which Derivative Instruments are traded.

    The effectiveness of hedges using Derivative Instruments on indices will depend on the degree of correlation between price movements in the index and price movements in the securities being hedged.

    (3) Hedging strategies, if successful, can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments. For example, if a Portfolio entered into a short hedge because Mitchell Hutchins or the applicable Sub-Adviser projected a decline in the price of a security held by a Portfolio, and the price of that security increased instead, the gain from that increase might be wholly or partially offset by a decline in the price of the Derivative Instrument. Moreover, if the price of the Derivative Instrument declined by more than the increase in the price of the security, the Portfolio could suffer a loss. In either such case, the Portfolio would have been in a better position had it not hedged at all.

    (4) As described below, a Portfolio might be required to maintain assets as "cover," maintain segregated accounts or make margin payments when it takes positions in Derivative Instruments involving obligations to third parties (i.e., Derivative Instruments other than purchased options). If a Portfolio were unable to close out its positions in such Derivative Instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured. These requirements might impair a Portfolio's ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that a Portfolio sell a portfolio security at a disadvantageous time. A Portfolio's ability to close out a position in a Derivative Instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of a contra party to enter into a transaction closing out the position. Therefore, there is no assurance that any position can be closed out at a time and price that is favorable to the Portfolio.

  COVER FOR STRATEGIES USING DERIVATIVES INSTRUMENTS. Transactions using Derivative Instruments, other than purchased options, expose a Portfolio to an obligation to another party. A Portfolio will not enter into any such transactions unless it owns either (1) an offsetting ("covered") position in securities, currencies or other options, futures contracts or forward currency contracts or (2) cash and liquid securities, with a value sufficient at all times to cover its potential obligations to the extent not covered as provided in (1) above. Each Portfolio will comply with SEC guidelines regarding cover for such transactions and will, if the guidelines so require, set aside cash or liquid securities in a segregated account with its custodian in the prescribed amount.

  Assets used as cover or held in a segregated account cannot be sold while the position in the corresponding Derivative Instrument is open, unless they are replaced with similar assets. As a result, the commitment of a large portion of a Portfolio's assets to cover or segregated accounts could impede portfolio management or the Portfolio's ability to meet redemption requests or other current obligations.

  OPTIONS. Each Portfolio that may use options may purchase put and call options, and write (sell) covered put and call options, on equity and debt securities and, in the case of Strategic Fixed Income, Strategic Income Portfolio, High Income Portfolio, Global Income and Global Growth Portfolios, on foreign currencies. Each Portfolio that may use options may purchase put and call options and write (sell) covered call options on stock indices. The purchase of call options may serve as a long hedge, and the purchase of put options may serve as a short hedge. In addition, Balanced Portfolio [and Strategic Income Portfolio] may purchase options to enhance return by increasing or reducing its exposure to an asset class without purchasing or selling the underlying securities. Writing covered put or call options can enable a Portfolio to enhance income by reason of the premiums paid by the purchasers of such options. Writing covered put options serves as a limited long hedge because increases in the value of the hedged instrument would be offset to the extent of the premium received for writing the option. However, if the market price of the security underlying a covered put option declines to less than the exercise price of the option, minus the premium received, the Portfolio would expect to suffer a loss. Writing covered call options serves as a limited short hedge, because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised and the Portfolio will be obligated to sell the security at less than its market value. The securities or other assets used as cover for OTC options written by a Portfolio would be considered illiquid to the extent described under "Investment Policies and Restrictions--Illiquid Securities."

  The value of an option position will reflect, among other things, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment, the historical price volatility of the underlying investment and general market conditions. Options normally have expiration dates of up to nine months. Options that expire unexercised have no value.

  A Portfolio may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, a Portfolio may terminate its obligation under a call option that it had written by purchasing an identical call option; this is known as a closing purchase transaction. Conversely, a Portfolio may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction.

  The Portfolios may purchase or write both exchange-traded and OTC options. Currently, many options on equity securities are exchange-traded. Exchange markets for options on debt securities and foreign currencies exist but are relatively new, and these instruments are primarily traded on the OTC market. Exchange-traded options in the United States are issued by a clearing organization affiliated with the exchange on which the option is listed which, in effect, guarantees completion of every exchange-traded option transaction. In contrast, OTC options are contracts between the Portfolio and its contra party (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when the Portfolio purchases or writes an OTC option, it relies on the contra party to make or take delivery of the underlying investment upon exercise of the option. Failure by the contra party to do so would result in the loss of any premium paid by the Portfolio as well as the loss of any expected benefits of the transaction. A Portfolio will enter into OTC option transactions only with contra parties that have a net worth of at least $20 million.

  Generally, the OTC debt and foreign currency options used by the Portfolios are European-style options. This means that the option is only exercisable immediately prior to its expiration. This is in contrast to American-style options, which are exercisable at any time prior to the expiration date of the option.

  A Portfolio's ability to establish and close out positions in exchange-listed options depends on the existence of a liquid market. Each Portfolio intends to purchase or write only those exchange-traded options for which there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the contra party, or by a transaction in the secondary market if any such market exists. Although a Portfolio will enter into OTC options only with contra parties that are expected to be capable of entering into closing transactions with the Portfolio, there is no assurance that the Portfolio will in fact be able to close out an OTC option position at a favorable price prior to expiration. In the event of insolvency of the contra party, the Portfolio might be unable to close out an OTC option position at any time prior to its expiration.

  If a Portfolio were unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit. The inability to enter into a closing purchase transaction for a covered call option written by a Portfolio could cause material losses because the Portfolio would be unable to sell the investment used as cover for the written option until the option expires or is exercised.

  LIMITATIONS ON THE USE OF OPTIONS. The Portfolios' use of options is governed by the following guidelines, which can be changed by the board without shareholder vote:

    (1) A Portfolio may purchase a put or call option, including any straddles or spreads, only if the value of its premium, when aggregated with the premiums on all other options held by the Portfolio, does not exceed 5% of the Portfolio's total assets.

    (2) The aggregate value of securities underlying put options written by a Portfolio, determined as of the date the put options are written, will not exceed 50% of the Portfolio's net assets.

    (3) The aggregate premiums paid on all options (including options on securities, foreign currencies and stock or bond indices and options on futures contracts) purchased by a Portfolio that are held at any time will not exceed 20% of the Portfolio's net assets.

  FUTURES. The purchase of futures or call options thereon can serve as a long hedge, and the sale of futures or the purchase of put options thereon can serve as a short hedge. Writing covered call options on futures contracts can serve as a limited short hedge, using a strategy similar to that used for writing covered call options on securities and indices. In addition, Balanced Portfolio may purchase or sell futures contracts or purchase options thereon to enhance return by increasing or reducing its exposure to an asset class without purchasing or selling the underlying securities.

  Futures strategies also can be used to manage the average duration of a Portfolio. If Mitchell Hutchins or the applicable Sub-Adviser wishes to shorten the average duration of a Portfolio, the Portfolio may sell a futures contract or a call option thereon, or purchase a put option on that futures contract. If Mitchell Hutchins or the applicable Sub-Adviser wishes to lengthen the average duration of a Portfolio, the Portfolio may buy a futures contract or a call option thereon.

  Strategic Fixed Income, Strategic Income, High Income, Global Income and Global Growth Portfolios may also write put options on foreign currency futures contracts while at the same time purchasing call options on the same futures contracts in order synthetically to create a long futures contract position. Such options would have the same strike prices and expiration dates. Each Portfolio will engage in this strategy only when it is more advantageous to the Portfolio than is purchasing the futures contract.

  No price is paid upon entering into a futures contract. Instead, at the inception of a futures contract a Portfolio is required to deposit in a segregated account with its custodian, in the name of the futures broker through whom the transaction was effected, "initial margin" consisting of cash, obligations of the United States or obligations fully guaranteed as to principal and interest by the United States, in an amount generally equal to 10% or less of the contract value. Margin must also be deposited when writing an option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to the Portfolio at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, the Portfolio may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

  Subsequent "variation margin" payments are made to and from the futures broker daily as the value of the futures position varies, a process known as "marking to market." Variation margin does not involve borrowing, but rather represents a daily settlement of the Portfolio's obligations to or from a futures broker. When a Portfolio purchases an option on a future, the premium paid plus transaction costs is all that is at risk. In contrast, when a Portfolio purchases or sells a futures contract or writes a call option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If the Portfolio has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.

  Holders and writers of futures positions and options on futures can enter into offsetting closing transactions, similar to closing transactions on options, by selling or purchasing, respectively, an instrument identical to the instrument held or written. Positions in futures and options on futures may be closed only on an exchange or board of trade that provides a secondary market. Each Portfolio intends to enter into futures transactions only on exchanges or boards of trade where there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist for a particular contract at a particular time.

  Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a future or related option can vary from the previous day's settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

  If a Portfolio were unable to liquidate a futures or related options position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Portfolio would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Portfolio would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option or to maintain cash or securities in a segregated account.

  Certain characteristics of the futures market might increase the risk that movements in the prices of futures contracts or related options might not correlate perfectly with movements in the prices of the investments being hedged. For example, all participants in the futures and related options markets are subject to daily variation margin calls and might be compelled to liquidate futures or related options positions whose prices are moving unfavorably to avoid being subject to further calls. These liquidations could increase price volatility of the instruments and distort the normal price relationship between the futures or options and the investments being hedged. Also, because initial margin deposit requirements in the futures market are less onerous than margin requirements in the securities markets, there might be increased participation by speculators in the futures markets. This participation also might cause temporary price distortions. In addition, activities of large traders in both the futures and securities markets involving arbitrage, "program trading" and other investment strategies might result in temporary price distortions.

  LIMITATIONS ON THE USE OF FUTURES AND RELATED OPTIONS. The Portfolios' use of futures is governed by the following guidelines, which can be changed by the board without shareholder vote.

    (1) To the extent a Portfolio enters into futures contracts, options on futures contracts or options on foreign currencies traded on a commodities exchange that are not for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums on those positions (excluding the amount by which options are "in-the-money") may not exceed 5% of the Portfolio's net assets.

    (2) The aggregate premiums on all options (including options on securities, foreign currencies and stock indices and options on futures contracts) purchased by a Portfolio that are held at any time will not exceed 20% of the Portfolio's net assets.

    (3) The aggregate margin deposits on all futures contracts and options thereon held at any time by a Portfolio will not exceed 5% of the Portfolio's total assets.

  FOREIGN CURRENCY HEDGING STRATEGIES--SPECIAL CONSIDERATIONS. Portfolios that may invest outside the United States may use options and futures on foreign currencies, as described above, and forward currency forward contracts, as described below, to hedge against movements in the values of the foreign currencies in which the Portfolios' securities are denominated. Such currency hedges can protect against price movements in a security that a Portfolio owns or intends to acquire that are attributable to changes in the value of the currency in which it is denominated. Such hedges do not, however, protect against price movements in the securities that are attributable to other causes.

  The Portfolios might seek to hedge against changes in the value of a particular currency when no Derivative Instruments on that currency are available or such Derivative Instruments are more expensive than certain other Derivative Instruments. In such cases, a Portfolio may hedge against price movements in that currency by entering into transactions using Derivative Instruments on another foreign currency or a basket of currencies, the values of which Mitchell Hutchins or the applicable Sub-Adviser believes will have a high degree of positive correlation to the value of the currency being hedged. The risk that movements in the price of the Derivative Instrument will not correlate perfectly with movements in the price of the currency being hedged is magnified when this strategy is used.

  The value of Derivative Instruments on foreign currencies depends on the value of the underlying currency relative to the U.S. dollar. Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of such Derivative Instruments, the Portfolios could be disadvantaged by having to deal in the odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

  There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information generally is representative of very large transactions in the interbank market and thus might not reflect odd-lot transactions where rates might be less favorable. The interbank market in foreign currencies is a global, round-the-clock market. To the extent the U.S. options or futures markets are closed while the markets for the underlying currencies remain open, significant price and rate movements might take place in the underlying markets that cannot be reflected in the markets for the Derivative Instruments until they reopen.

  Settlement of hedging transactions involving foreign currencies might be required to take place within the country issuing the underlying currency. Thus, a Portfolio might be required to accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign regulations regarding the maintenance of foreign banking arrangements by U.S. residents and might be required to pay any fees, taxes and charges associated with such delivery assessed in the issuing country.

  FORWARD CURRENCY CONTRACTS. Portfolios that may invest outside the United States may enter into forward currency contracts to purchase or sell foreign currencies for a fixed amount of U.S. dollars or another foreign currency. Such transactions may serve as long hedges--for example, a Portfolio may purchase a forward currency contract to lock in the U.S. dollar price of a security denominated in a foreign currency that the Portfolio intends to acquire. Forward currency contract transactions may also serve as short hedges--for example, a Portfolio may sell a forward currency contract to lock in the U.S. dollar equivalent of the proceeds from the anticipated sale of a security denominated in a foreign currency.

  As noted above, these Portfolios may seek to hedge against changes in the value of a particular currency by using forward contracts on another foreign currency or a basket of currencies, the value of which Mitchell Hutchins or the applicable Sub-Adviser believes will have a positive correlation to the values of the currency being hedged. In addition, the Portfolios may use forward currency contracts to shift exposure to foreign currency fluctuations from one country to another. For example, if a Portfolio owns securities denominated in a foreign currency and Mitchell Hutchins or the applicable Sub-Adviser believes that currency will decline relative to another currency, it might enter into a forward contract to sell an appropriate amount of the first foreign currency, with payment to be made in the second foreign currency. Transactions that use two foreign currencies are sometimes referred to as "cross hedging." Use of a different foreign currency magnifies the risk that movements in the price of the Strategic Instrument will not correlate or will correlate unfavorably with the foreign currency being hedged.

  The cost to the Portfolios engaging in forward currency contracts varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because forward currency contracts are usually entered into on a principal basis, no fees or commissions are involved. When a Portfolio enters into a forward currency contract, it relies on the contra party to make or take delivery of the underlying currency at the maturity of the contract. Failure by the contra party to do so would result in the loss of any expected benefit of the transaction.

  As is the case with future contracts, parties to forward currency contracts can enter into offsetting closing transactions, similar to closing transactions on futures, by entering into an instrument identical to the instrument held or written, but in the opposite direction. Secondary markets generally do not exist for forward currency contracts, with the result that closing transactions generally can be made for forward currency contracts only by negotiating directly with the contra party. Thus, there can be no assurance that a Portfolio will in fact be able to close out a forward currency contract at a favorable price prior to maturity. In addition, in the event of insolvency of the contra party, the Portfolio might be unable to close out a forward currency contract at any time prior to maturity. In either event, the Portfolio would continue to be subject to market risk with respect to the position and would continue to be required to maintain a position in securities denominated in the securities or currencies that are the subject of the hedge or to maintain cash or securities in a segregated account.

  The precise matching of forward currency contract amounts and the value of the securities involved generally will not be possible because the value of such securities, measured in the foreign currency, will change after the foreign currency contract has been established. Thus, a Portfolio might need to purchase or sell foreign currencies in the spot (cash) market to the extent such foreign currencies are not covered by forward contracts. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.

  LIMITATIONS ON THE USE OF FORWARD CURRENCY CONTRACTS. Portfolios that may invest outside the United States may enter into forward currency contracts or maintain a net exposure to such contracts only if (1) the consummation of the contracts would not obligate the Portfolio to deliver an amount of foreign currency in excess of the value of the position being hedged by such contracts or (2) the Portfolio maintains appropriate assets in a segregated account in an amount not less than the value of its total assets committed to the consummation of the contract and not covered as provided in (1) above, as described above in "Investment Policies and Limitations--Segregated Accounts."

  INTEREST RATE PROTECTION TRANSACTIONS. Portfolios that invest primarily in bonds may enter into interest rate protection transactions, including interest rate swaps and interest rate caps, collars and floors. Interest rate swap transactions involve an agreement between two parties to exchange payments that are based, for example, on variable and fixed rates of interest and that are calculated on the basis of a specified amount of principal (the "notional principal amount") for a specified period of time. Interest rate cap and floor transactions involve an agreement between two parties in which the first party agrees to make payments to the counterparty when a designated market interest rate goes above (in the case of a cap) or below (in the case of a floor) a designated level on predetermined dates or during a specified time period. Interest rate collar transactions involve an agreement between two parties in which payments are made when a designated market interest rate either goes above a designated ceiling level or goes below a designated floor level on predetermined dates or during a specified time period.

  Each Portfolio expects to enter into interest rate protection transactions to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities it anticipates purchasing at a later date. The Portfolios intend to use these transactions as a hedge and not as a speculative investment. Interest rate protection transactions are subject to risks comparable to those described above with respect to other hedging strategies.

  The Portfolios each may enter into interest rate swaps, caps, collars and floors on either an asset-based or liability-based basis, depending on whether it is hedging its assets or its liabilities, and will usually enter into interest rate swaps on a net basis, i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as these interest rate protection transactions are entered into for good faith hedging purposes, and inasmuch as segregated accounts will be established with respect to such transactions, Mitchell Hutchins and the applicable Sub-Adviser believe such obligations do not constitute senior securities and, accordingly, will not treat them as being subject to any Portfolio's borrowing restrictions. The net amount of the excess, if any, of a Portfolio's obligations over its entitlements with respect to each interest rate swap will be accrued on a daily basis, and appropriate Portfolio assets having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account as described above in "Investment Policies and Restrictions--Segregated Accounts." Each Portfolio also will establish and maintain such segregated accounts with respect to its total obligations under any interest rate swaps that are not entered into on a net basis and with respect to any interest rate caps, collars and floors that are entered into by the Portfolio.

  Each Portfolio will enter into interest rate protection transactions only with banks and recognized securities dealers believed by Mitchell Hutchins or the Sub-Adviser to present minimal credit risks in accordance with guidelines established by the board. If there is a default by the other party to such a transaction, the Portfolio will have to rely on its contractual remedies (which may be limited by bankruptcy, insolvency or similar laws) pursuant to the agreements related to the transaction.

  The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. Caps, collars and floors are more recent innovations for which documentation is less standardized, and, accordingly, they are less liquid than swaps.

          TRUSTEES AND OFFICERS; PRINCIPAL HOLDERS OF SECURITIES

  The trustees and executive officers of the Fund, their ages, business addresses and principal occupations during the past five years are:

                                                         BUSINESS EXPERIENCE
    NAME AND ADDRESS*; AGE    POSITION WITH THE FUND   AND OTHER DIRECTORSHIPS
    ----------------------    ----------------------   -----------------------
 Margo N. Alexander**; 50     Trustee and President  Mrs. Alexander is presi-
                                                      dent, chief executive of-
                                                      ficer and a director of
                                                      Mitchell Hutchins (since
                                                      January 1995) and an ex-
                                                      ecutive vice president
                                                      and director of
                                                      PaineWebber. Mrs. Alexan-
                                                      der is president and a
                                                      director or trustee of 28
                                                      investment companies for
                                                      which Mitchell Hutchins
                                                      or PaineWebber serves as
                                                      investment adviser.
 Richard Q. Armstrong; 62     Trustee                Mr. Armstrong is chairman
 78 West Brother Drive                                and principal of RQA En-
 Greenwich, CT 06830                                  terprises (management
                                                      consulting firm) (since
                                                      April 1991 and principal
                                                      occupation since March
                                                      1995). Mr. Armstrong is
                                                      also a director of Hi Lo
                                                      Automotive, Inc. He was
                                                      chairman of the board,
                                                      chief executive officer
                                                      and co-owner of Adiron-
                                                      dack Beverages (producer
                                                      and distributor of soft
                                                      drinks andsparkling/still
                                                      waters) (October 1993-
                                                      March 1995). Mr. Arm-
                                                      strong was a partner of
                                                      The New England Consult-
                                                      ing Group (management
                                                      consulting firm) (Decem-
                                                      ber 1992-September 1993).
                                                      He was managing director
                                                      of LVMH U.S. Corporation
                                                      (U.S. subsidiary of the
                                                      French luxury goods con-
                                                      glomerate, Louis Vuitton
                                                      Moet Hennessey Corpora-
                                                      tion) (1987-1991) and
                                                      chairman of its wine and
                                                      spirits subsidiary,
                                                      Schieffelin & Somerset
                                                      Company (1987-1991). Mr.
                                                      Armstrong is a director
                                                      or trustee of 27 invest-
                                                      ment companies for which
                                                      Mitchell Hutchins or
                                                      PaineWebber serves as in-
                                                      vestment adviser.
 E. Garrett Bewkes, Jr.**; 71 Trustee and Chairman   Mr. Bewkes is a director
                               of the Board of        of Paine Webber Group
                               Trustees               Inc. ("PW Group") (hold-
                                                      ing company of
                                                      PaineWebber and Mitchell
                                                      Hutchins). Prior to De-
                                                      cember 1995, he was a
                                                      consultant to PW Group.
                                                      Prior to 1988, he was
                                                      chairman of the board,
                                                      president and chief exec-
                                                      utive officer of American

                                                        BUSINESS EXPERIENCE
    NAME AND ADDRESS*; AGE    POSITION WITH THE FUND  AND OTHER DIRECTORSHIPS
    ----------------------    ----------------------  -----------------------
                                                      Bakeries Company. Mr.
                                                      Bewkes is also a direc-
                                                      tor of Interstate Baker-
                                                      ies Corporation and
                                                      NaPro BioTherapeutics,
                                                      Inc. Mr. Bewkes is a di-
                                                      rector or trustee of 28
                                                      investment companies for
                                                      which Mitchell Hutchins
                                                      or PaineWebber serves as
                                                      investment adviser.
 Richard R. Burt; 50          Trustee                Mr. Burt is chairman of
 1101 Connecticut Avenue,                             International Equity
 N.W.                                                 Partners (international
 Washington, D.C. 20036                               investments and consult-
                                                      ing firm) (since March
                                                      1994) and a partner of
                                                      McKinsey & Company (man-
                                                      agement consulting firm)
                                                      (since 1991). He is also
                                                      a director of American
                                                      Publishing Company and
                                                      Archer-Daniels-Midland
                                                      Co. (agricultural com-
                                                      modities). He was the
                                                      chief negotiator in the
                                                      Strategic Arms Reduction
                                                      Talks with the former
                                                      Soviet Union (1989-1991)
                                                      and the U.S. Ambassador
                                                      to the Federal Republic
                                                      of Germany (1985-1989).
                                                      Mr. Burt is a director
                                                      or trustee of 27 invest-
                                                      ment companies for which
                                                      Mitchell Hutchins or
                                                      PaineWebber serves as
                                                      investment adviser.
 Mary C. Farrell**; 47        Trustee                Ms. Farrell is a managing
                                                      director, senior
                                                      investment strategist
                                                      and member of the In-
                                                      vestment Policy Commit-
                                                      tee of PaineWebber. Ms.
                                                      Farrell joined
                                                      PaineWebber in 1982. She
                                                      is a member of the Fi-
                                                      nancial Women's Associa-
                                                      tion and Women's Eco-
                                                      nomic Roundtable and ap-
                                                      pears as a regular pan-
                                                      elist on Wall $treet
                                                      Week with Louis
                                                      Rukeyser. She also
                                                      serves on the Board of
                                                      Overseers of New York
                                                      University's Stern
                                                      School of Business. Ms.
                                                      Farrell is a director or
                                                      trustee of 27 investment
                                                      companies for which
                                                      Mitchell Hutchins or
                                                      PaineWebber serves as
                                                      investment adviser.
 Meyer Feldberg; 55           Trustee                Mr. Feldberg is Dean and
 Columbia University                                  Professor of Management
 101 Uris Hall                                        of the Graduate School
 New York, New York 10027                             of Business, Columbia
                                                      University. Prior to
                                                      1989, he was president
                                                      of the Illinois Insti-
                                                      tute of Technology. Dean
                                                      Feldberg is also a di-
                                                      rector of K-III Communi-
                                                      cations Corporation,
                                                      Federated Department
                                                      Stores Inc., and Revlon,
                                                      Inc. Dean Feldberg is a
                                                      director or trustee of
                                                      27 investment companies
                                                      for which Mitchell
                                                      Hutchins or PaineWebber
                                                      serves as investment ad-
                                                      viser.

                                                          BUSINESS EXPERIENCE
    NAME AND ADDRESS*; AGE      POSITION WITH THE FUND  AND OTHER DIRECTORSHIPS
    ----------------------      ----------------------  -----------------------
 George W. Gowen; 68            Trustee                Mr. Gowen is a partner
 666 Third Avenue                                       in the law firm of Dun-
 New York, New York 10017                               nington, Bartholow &
                                                        Miller. Prior to May
                                                        1994 he was a partner
                                                        in the law firm of Fry-
                                                        er, Ross & Gowen.
                                                        Mr. Gowen is also a di-
                                                        rector of Columbia Real
                                                        Estate Investments,
                                                        Inc. Mr. Gowen is a di-
                                                        rector or trustee of 27
                                                        investment companies
                                                        for which Mitchell
                                                        Hutchins or PaineWebber
                                                        serves as investment
                                                        adviser.
 Frederic V. Malek; 60          Trustee                Mr. Malek is Chairman of
 1455 Pennsylvania Avenue, N.W.                         Thayer Capital Partners
 Suite 350                                              (merchant bank). From
 Washington, D.C. 20004                                 January 1992 to Novem-
                                                        ber 1992 he was cam-
                                                        paign manager of Bush-
                                                        Quayle '92. From 1990
                                                        to 1992, he was vice
                                                        chairman and, from 1989
                                                        to 1990, he was presi-
                                                        dent of Northwest Air-
                                                        lines Inc., NWA Inc.
                                                        (holding company of
                                                        Northwest Airlines
                                                        Inc.) and Wings Hold-
                                                        ings Inc. (holding com-
                                                        pany of NWA Inc.).
                                                        Prior to 1989, he was
                                                        employed by the
                                                        Marriott Corporation
                                                        (hotels, restaurants,
                                                        airline catering and
                                                        contract feeding),
                                                        where he most recently
                                                        was an executive vice
                                                        president and president
                                                        of Marriott Hotels and
                                                        Resorts. Mr. Malek is
                                                        also a director of
                                                        American Management
                                                        Systems, Inc. (manage-
                                                        ment consulting and
                                                        computer related ser-
                                                        vices), Automatic Data
                                                        Processing, Inc., CB
                                                        Commercial Group, Inc.
                                                        (real estate services),
                                                        Choice Hotels Interna-
                                                        tional (hotel and hotel
                                                        franchising), FPL
                                                        Group, Inc. (electric
                                                        services), Integra,
                                                        Inc. (bio-medical),
                                                        Manor Care, Inc.
                                                        (health care), National
                                                        Education Corporation
                                                        and Northwest Airlines
                                                        Inc. Mr. Malek is a di-
                                                        rector or trustee of 27
                                                        investment companies
                                                        for which Mitchell
                                                        Hutchins or PaineWebber
                                                        serves as investment
                                                        adviser.
 Carl W. Schafer; 61            Trustee                Mr. Schafer is president
 P.O. Box 1164                                          of the Atlantic Founda-
 Princeton, NJ 08542                                    tion (charitable foun-
                                                        dation supporting
                                                        mainly oceanographic
                                                        exploration and re-
                                                        search). He is a direc-
                                                        tor of Roadway Express,
                                                        Inc. (trucking), The
                                                        Guardian Group of Mu-
                                                        tual Funds, Evans Sys-
                                                        tems, Inc. (motor fu-
                                                        els, convenience store
                                                        and diversified compa-
                                                        ny), Electronic Clear-
                                                        ing House, Inc. (finan-
                                                        cial transactions
                                                        processing), Wainoco
                                                        Oil Corporation and
                                                        Nutraceutix

                                                         BUSINESS EXPERIENCE
    NAME AND ADDRESS*; AGE    POSITION WITH THE FUND   AND OTHER DIRECTORSHIPS
    ----------------------    ----------------------   -----------------------
                                                      Inc. (biotechnology com-
                                                      pany). Prior to January
                                                      1993, he was chairman of
                                                      the Investment Advisory
                                                      Committee of the Howard
                                                      Hughes Medical Institute.
                                                      Mr. Schafer is a director
                                                      or trustee of 27 invest-
                                                      ment companies for which
                                                      Mitchell Hutchins or
                                                      PaineWebber serves as in-
                                                      vestment adviser.
 T. Kirkham Barneby; 50       Vice President         Mr. Barneby is a managing
                                                      director and chief in-
                                                      vestment officer--quanti-
                                                      tative investment of
                                                      Mitchell Hutchins. Prior
                                                      to September 1994, he was
                                                      a senior vice president
                                                      at Vantage Global Manage-
                                                      ment. Prior to June 1993,
                                                      he was a senior vice
                                                      president at Mitchell
                                                      Hutchins. Mr. Barneby is
                                                      a vice president of five
                                                      investment companies for
                                                      which Mitchell Hutchins
                                                      or PaineWebber serves as
                                                      investment adviser.
 Ellen R. Harris; 51          Vice President         Ms. Harris is a managing
                                                      director and a portfolio
                                                      manager of Mitchell
                                                      Hutchins. Ms. Harris is a
                                                      vice president of two in-
                                                      vestment companies for
                                                      which Mitchell Hutchins
                                                      or PaineWebber serves as
                                                      investment adviser.
 Donald R. Jones; 36          Vice President         Mr. Jones is a first vice
                                                      president and a portfolio
                                                      manager of Mitchell
                                                      Hutchins. Prior to Febru-
                                                      ary 1996, he was a vice
                                                      president in the asset
                                                      management group of First
                                                      Fidelity Bancorporation.
                                                      Mr. Jones is a vice pres-
                                                      ident of two investment
                                                      companies for which
                                                      Mitchell Hutchins or
                                                      PaineWebber serves as in-
                                                      vestment adviser.
 James F. Keegan; 36          Vice President         Mr. Keegan is a senior
                                                      vice president and a
                                                      portfolio manager of
                                                      Mitchell Hutchins. Prior
                                                      to March 1996, he was di-
                                                      rector of fixed income
                                                      strategy and research of
                                                      Merrion Group, L.P. From
                                                      1987 to 1994, he was a
                                                      vice president of global
                                                      investment management of
                                                      Bankers Trust. Mr. Keegan
                                                      is a vice president of
                                                      three investment compa-
                                                      nies for which Mitchell
                                                      Hutchins or PaineWebber
                                                      serves as investment ad-
                                                      viser.
 Thomas J. Libassi; 38        Vice President         Mr. Libassi is a senior
                                                      vice president and a
                                                      portfolio manager of
                                                      Mitchell Hutchins. Prior
                                                      to May 1994, he was a
                                                      vice president of Key-
                                                      stone Custodian Funds
                                                      Inc. with portfolio man-
                                                      agement responsibility.

                                                         BUSINESS EXPERIENCE
    NAME AND ADDRESS*; AGE    POSITION WITH THE FUND   AND OTHER DIRECTORSHIPS
    ----------------------    ----------------------   -----------------------
                                                      Mr. Libassi is a vice
                                                      president of five invest-
                                                      ment companies for which
                                                      Mitchell Hutchins or
                                                      PaineWebber serves as in-
                                                      vestment adviser.
 Dennis McCauley; 51          Vice President         Mr. McCauley is a managing
                                                      director and chief in-
                                                      vestment officer--fixed
                                                      income of Mitchell
                                                      Hutchins. Prior to Decem-
                                                      ber 1994, he was director
                                                      of fixed income
                                                      investments of IBM Corpo-
                                                      ration. Mr. McCauley is a
                                                      vice president of 18 in-
                                                      vestment companies for
                                                      which Mitchell Hutchins
                                                      or PaineWebber serves as
                                                      investment adviser.
 Ann E. Moran; 40             Vice President and     Ms. Moran is a vice presi-
                               Assistant Treasurer    dent and a manager of the
                                                      mutual fund finance divi-
                                                      sion of Mitchell
                                                      Hutchins. Ms. Moran is a
                                                      vice president and assis-
                                                      tant treasurer of 28 in-
                                                      vestment companies for
                                                      which Mitchell Hutchins
                                                      or PaineWebber serves as
                                                      investment adviser.
 Dianne E. O'Donnell; 45      Vice President and     Ms. O'Donnell is a senior
                               Secretary              vice president and deputy
                                                      general counsel of Mitch-
                                                      ell Hutchins. Ms.
                                                      O'Donnell is a vice pres-
                                                      ident and secretary of 27
                                                      investment companies and
                                                      vice president and assis-
                                                      tant secretary of one in-
                                                      vestment company for
                                                      which Mitchell Hutchins
                                                      or PaineWebber serves as
                                                      investment adviser.
 Emil Polito; 37              Vice President         Mr. Polito is a senior
                                                      vice president and direc-
                                                      tor of operations and
                                                      control for Mitchell
                                                      Hutchins. From March 1991
                                                      to September 1993 he was
                                                      director of the mutual
                                                      funds sales support and
                                                      service center for Mitch-
                                                      ell Hutchins and
                                                      PaineWebber. Mr. Polito
                                                      is a vice president of 28
                                                      investment companies
                                                      for which Mitchell
                                                      Hutchins or PaineWebber
                                                      serves as investment
                                                      adviser.
 Susan Ryan; 37               Vice President         Ms. Ryan is a senior vice
                                                      president of Mitchell
                                                      Hutchins. Ms. Ryan has
                                                      been with Mitchell
                                                      Hutchins since 1982.
                                                      Ms. Ryan is a vice presi-
                                                      dent of five investment
                                                      companies for which
                                                      Mitchell Hutchins or
                                                      PaineWebber serves as in-
                                                      vestment adviser.

                                                        BUSINESS EXPERIENCE
   NAME AND ADDRESS*; AGE   POSITION WITH THE FUND    AND OTHER DIRECTORSHIPS
   ----------------------   ----------------------    -----------------------
 Victoria E. Schonfeld; 46  Vice President         Ms. Schonfeld is a managing
                                                    director and general coun-
                                                    sel of Mitchell Hutchins.
                                                    Prior to May 1994, she was
                                                    a partner in the law firm
                                                    of Arnold & Porter.
                                                    Ms. Schonfeld is a vice
                                                    president of 27 investment
                                                    companies and a vice presi-
                                                    dent and secretary of one
                                                    investment company for
                                                    which Mitchell Hutchins or
                                                    PaineWebber serves as in-
                                                    vestment adviser.
 Paul H. Schubert; 34       Vice President and     Mr. Schubert is a first vice
                             Treasurer              president and the director
                                                    of the mutual fund finance
                                                    division of Mitchell
                                                    Hutchins. From August 1992
                                                    to August 1994, he was a
                                                    vice president at BlackRock
                                                    Financial Management Inc.
                                                    Prior to August 1992, he
                                                    was an audit manager with
                                                    Ernst & Young LLP. Mr.
                                                    Schubert is a vice presi-
                                                    dent and treasurer of 28
                                                    investment companies for
                                                    which Mitchell Hutchins or
                                                    PaineWebber serves as in-
                                                    vestment adviser.
 Nirmal Singh; 41           Vice President         Mr. Singh is a first vice
                                                    president and portfolio
                                                    manager of Mitchell
                                                    Hutchins. Prior to 1993, he
                                                    was a member of the portfo-
                                                    lio management team at Mer-
                                                    rill Lynch Asset Manage-
                                                    ment, Inc. Mr. Singh is a
                                                    vice president of five in-
                                                    vestment companies for
                                                    which Mitchell Hutchins or
                                                    PaineWebber serves as in-
                                                    vestment adviser.
 Barney A. Taglialatela; 36 Vice President and     Mr. Taglialatela is a vice
                             Assistant Treasurer    president and a manager of
                                                    the mutual fund finance di-
                                                    vision of Mitchell
                                                    Hutchins. Prior to February
                                                    1995, he was a manager of
                                                    the mutual fund finance di-
                                                    vision of Kidder Peabody
                                                    Asset Management, Inc. Mr.
                                                    Taglialatela is a vice
                                                    president and assistant
                                                    treasurer of 28 investment
                                                    companies for which Mitch-
                                                    ell Hutchins or PaineWebber
                                                    serves as investment advis-
                                                    er.
 Mark A. Tincher; 41        Vice President         Mr. Tincher is a managing
                                                    director and chief invest-
                                                    ment officer--equities of
                                                    Mitchell Hutchins. Prior to
                                                    March 1995, he was a
                                                    vice president and directed
                                                    the U.S. funds management
                                                    and equity research areas
                                                    of Chase Manhattan Private
                                                    Bank. Mr. Tincher is a vice
                                                    president of 13 investment
                                                    companies for which Mitch-
                                                    ell Hutchins or PaineWebber
                                                    serves as investment advis-
                                                    er.

                                                      BUSINESS EXPERIENCE
 NAME AND ADDRESS*; AGE POSITION WITH THE FUND      AND OTHER DIRECTORSHIPS
 ---------------------- ----------------------      -----------------------
 Craig M. Varrelman; 38 Vice President         Mr. Varrelman is a first vice
                                                president and a portfolio man-
                                                ager of Mitchell Hutchins. Mr.
                                                Varrelman is a vice president
                                                of five investment companies
                                                for which Mitchell Hutchins or
                                                PaineWebber serves as invest-
                                                ment adviser.
 Stuart Waugh; 42       Vice President         Mr. Waugh is a managing director
                                                and a portfolio manager of
                                                Mitchell Hutchins responsible
                                                for global fixed income invest-
                                                ments and currency trading.
                                                Mr. Waugh is a vice president
                                                of five investment companies
                                                for which Mitchell Hutchins or
                                                PaineWebber serves as invest-
                                                ment adviser.
 Keith A. Weller; 36    Vice President and     Mr. Weller is a first vice pres-
                         Assistant Secretary    ident and associate general
                                                counsel of Mitchell Hutchins.
                                                Prior to May 1995, he was an
                                                attorney in private practice.
                                                Mr. Weller is a vice president
                                                and assistant secretary of 28
                                                investment companies for which
                                                Mitchell Hutchins or
                                                PaineWebber serves as invest-
                                                ment adviser.
 Ian W. Williams; 40    Vice President and     Mr. Williams is a vice president
                         Assistant Treasurer    and a manager of the mutual
                                                fund finance division of Mitch-
                                                ell Hutchins. Prior to June
                                                1992, he was an audit senior
                                                accountant with Price
                                                Waterhouse LLP. Mr. Williams is
                                                a vice president and assistant
                                                treasurer of 28 investment com-
                                                panies for which Mitchell
                                                Hutchins or PaineWebber serves
                                                as investment adviser.

--------
 *Unless otherwise indicated, the business address of each listed person is 1285 Avenue of the Americas, New York, New York 10019.
**Mrs. Alexander, Mr. Bewkes and Ms. Farrell are "interested persons" of the
 Fund as defined in the 1940 Act by virtue of their positions with Mitchell Hutchins, PaineWebber and/or PW Group.

  The Fund pays trustees who are not "interested persons" of the Fund $500 annually for each Portfolio and $150 for each board meeting and for each separate meeting of a board committee. The Fund presently has 13 Portfolios and thus pays each such trustee $6,500 annually, plus any additional amounts due for board or committee meetings. Each chairman of the audit and contract review committees of individual funds within the PaineWebber fund complex receives additional compensation aggregating $15,000 annually from the relevant funds. All trustees are reimbursed for any expenses incurred in attending meetings. Because Mitchell Hutchins performs substantially all of the services necessary for the operation of the Fund, the Fund requires no employees. No officer, director or employee of Mitchell Hutchins or PaineWebber receives any compensation from the Fund for acting as a trustee or officer.

  The table below includes certain information relating to the compensation of the Fund's current trustees who held office with the Fund or other PaineWebber funds during the fiscal year ended December 31, 1997.

                              COMPENSATION TABLE+

                                               AGGREGATE    TOTAL COMPENSATION
                                             COMPENSATION   FROM THE TRUST AND
         NAME OF PERSON, POSITION           FROM THE TRUST* THE FUND COMPLEX**
         ------------------------           --------------- ------------------
Richard Q. Armstrong,
 Trustee...................................      $                 $
Richard R. Burt,
 Trustee...................................
Meyer Feldberg,
 Trustee...................................
George W. Gowen,
 Trustee...................................
Frederic V. Malek,
 Trustee...................................
Carl W. Schafer,
 Trustee...................................

--------
 + Only independent members of the board of trustees are compensated by the Fund and identified above; trustees who are "interested persons," as defined by the 1940 Act, do not receive compensation.

 * Represents fees paid to each trustee during the fiscal year ended December 31, 1997.

** Represents total compensation paid to each trustee by the fund complex during the twelve months ended December 31, 1997; no fund within the complex has a bonus, pension, profit sharing or retirement plan.

                          INVESTMENT ADVISORY SERVICES

  Mitchell Hutchins acts as the investment adviser and administrator of each Portfolio pursuant to a contract with the Fund dated April 21, 1988 as supplemented by Fee Agreements dated May 1, 1989, December 30, 1991, September 1, 1993 and February , 1998 ("Advisory Contract"). Under the Advisory Contract, the Fund pays Mitchell Hutchins a fee for each Portfolio, computed daily and payable monthly, according to the schedule set forth in the Prospectus.

  During each of the three years in the period ended December 31, 1997, Mitchell Hutchins earned (or accrued) advisory fees (net of any waivers) in the amounts set forth below for the Portfolios that had operations:

                                                           FOR THE YEARS ENDED
                                                               DECEMBER 31,
                                                          ----------------------
PORTFOLIO                                                 1997   1996     1995
---------                                                 ---- -------- --------
Money Market Portfolio................................... $    $ 79,283 $128,777
High Grade Fixed Income Portfolio........................        44,461   48,852
Strategic Fixed Income Portfolio.........................        62,785   90,046
Global Income Portfolio..................................       230,262  351,681
Balanced Portfolio.......................................       249,995  110,377
Growth and Income Portfolio..............................       111,599   94,315
Growth Portfolio.........................................       325,065  334,603
Aggressive Growth Portfolio..............................       155,896  133,956
Global Growth Portfolio..................................       198,128  257,692

  The Advisory Contract authorizes Mitchell Hutchins to retain one or more Sub-Advisers but does not require Mitchell Hutchins to do so. Under a Sub-Advisory Contract dated September 21, 1995, Pacific

Investment Management Company ("PIMCO") serves as Sub-Adviser to Strategic Fixed Income Portfolio and was paid (or accrued) by Mitchell Hutchins (not the
Portfolio) sub-advisory fees of    , $31,393 and $11,324 for the fiscal years
ended December 31, 1997, December 31, 1996 and December 31, 1995, respectively. Under a Sub-Advisory Contract dated September 1, 1993, Nicholas-Applegate Capital Management serves as Sub-Adviser to Aggressive Growth Portfolio and was paid (or accrued) by Mitchell Hutchins (not the Portfolio) sub-advisory fees of
   , $97,434 and $83,723 for the fiscal years ended December 31, 1997, December 31, 1996 and December 31, 1995, respectively. Under a Sub-Advisory Contract dated March 23, 1995, GE Investment Management Incorporated serves as Sub-Adviser to Global Growth Portfolio and was paid (or accrued) by Mitchell
Hutchins (not the Portfolio) sub-advisory fees of    , $76,609 and $74,893 for
the fiscal years ended December 31, 1997, December 31, 1996 and December 31, 1995, respectively.

  Under a Sub-Advisory Contract dated September 1, 1993, Wolf, Webb, Burk & Campbell served as Sub-Adviser to High Grade Fixed Income Portfolio until July 21, 1995 and was paid (or accrued) by Mitchell Hutchins (not the Portfolio) sub-advisory fees of $15,832 for the fiscal year ended December 31, 1995. Under a Sub-Advisory Contract dated May 26, 1994, Mitchell Hutchins Institutional Investors Inc. served as Sub-Adviser to Growth and Income Portfolio until April 3, 1995 and was paid (or accrued) by Mitchell Hutchins (not the Portfolio) sub-advisory fees of $7,400 for the fiscal year ended December 31, 1995.

  Under the terms of the Advisory Contract, each Portfolio bears all expenses incurred in its operation that are not specifically assumed by Mitchell Hutchins. General expenses of the Fund not readily identifiable as belonging to one of the Portfolios are allocated among the Portfolios by or under the direction of the Fund's board of trustees in such manner as the board determines to be fair and equitable. Expenses borne by each Portfolio include, but are not limited to, the following (or the Portfolio's allocated share of the following): (1) the cost (including brokerage commissions, if any) of securities purchased or sold by the Portfolio and any losses incurred in connection therewith; (2) fees payable to and expenses incurred on behalf of the Portfolio by Mitchell Hutchins; (3) organizational expenses; (4) filing fees and expenses relating to the registration and qualification of the Fund or the shares of a Portfolio under federal and state securities laws and maintenance of such registrations and qualifications; (5) fees and salaries payable to the trustees who are not "interested persons" of the Fund or Mitchell Hutchins; (6) all expenses incurred in connection with the trustees' services, including travel expenses; (7) taxes (including any income or franchise taxes) and governmental fees; (8) costs of any liability, uncollectible items of deposit and other insurance and fidelity bonds; (9) any costs, expenses or losses arising out of a liability of or claim for damages or other relief asserted against the Fund or Portfolio for violation of any law;
(10) legal, accounting and auditing expenses, including legal fees of special counsel for the trustees who are not interested persons of the Fund; (11) charges of custodians, transfer agents and other agents; (12) costs of preparing share certificates, if any; (13) expenses of setting in type and printing prospectuses and supplements thereto, statements of additional information and supplements thereto, reports and proxy materials for existing shareholders and costs of mailing such materials to shareholders; (14) any extraordinary expenses (including fees and disbursements of counsel) incurred by the Fund or Portfolio; (15) fees, voluntary assessments and other expenses incurred in connection with membership in investment company organizations;
(16) costs of mailing and tabulating proxies and costs of meetings of shareholders, the board and any committees thereof; (17) the cost of investment company literature and other publications provided to the trustees and officers; and (18) costs of mailing, stationery and communications equipment.

  Under the Advisory Contract, Mitchell Hutchins will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of the Advisory Contract, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of Mitchell Hutchins in the performance of its duties or from reckless disregard of its duties and obligations thereunder. Under each Sub-Advisory Contract, the Sub-Adviser will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund, the Portfolio, its shareholders or Mitchell Hutchins in connection with the Sub-Advisory Contract, except any liability to the Fund, the Portfolio, its shareholders or Mitchell Hutchins to which the Sub-Adviser would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under the Sub-Advisory Contract.

  The Advisory Contract terminates automatically upon assignment and is terminable at any time without penalty by the Fund's board of trustees or by vote of the holders of a majority of the Portfolio's outstanding voting securities on 60 days' written notice to Mitchell Hutchins or by Mitchell Hutchins on 60 days' written notice to the Fund. Each Sub-Advisory Contract terminates automatically upon its assignment or the termination of the Advisory Contract and is terminable at any time without penalty by the board of trustees or by vote of the holders of a majority of the Portfolio's outstanding voting securities on 60 days' notice to the Sub-Adviser, or by the Sub-Adviser on 120 days' written notice to Mitchell Hutchins. The Sub-Advisory Contract may also be terminated by Mitchell Hutchins (1) upon material breach by the Sub-Adviser of its representations and warranties; (2) if the Sub-Adviser becomes unable to discharge its duties and obligations under the Sub-Advisory Contract or (3) on 120 days' notice to the Sub-Adviser.

  Mitchell Hutchins personnel may invest in securities for their own accounts pursuant to a code of ethics that describes the fiduciary duty owed to shareholders of the PaineWebber funds and other Mitchell Hutchins' advisory accounts by all Mitchell Hutchins' directors, officers and employees, establishes procedures for personal investing and restricts certain transactions. For example, employee accounts generally must be maintained at PaineWebber, personal trades in most securities require pre-clearance and short-term trading and participation in initial public offerings generally are prohibited. In addition, the code of ethics puts restrictions on the timing of personal investing in relation to trades by PaineWebber funds and other Mitchell Hutchins advisory clients.

  Personnel of each Sub-Adviser also may invest in securities for their own accounts pursuant to the applicable Sub-Adviser's code of ethics, which establishes procedures for personal investing and restricts certain transactions.

                             PORTFOLIO TRANSACTIONS

  Subject to policies established by the board, Mitchell Hutchins or the applicable Sub-Adviser is responsible for the execution of portfolio transactions and the allocation of brokerage transactions for each Portfolio. In executing portfolio transactions, Mitchell Hutchins or the applicable Sub-Adviser seeks to obtain the best net results for each Portfolio taking into account such factors as the price (including the applicable brokerage commission or dealer spread), size of the order, difficulty of execution and operational facilities of the firm involved. Prices paid to dealers in principal transactions through which most debt securities and some equity securities are traded generally include a "spread," which is the difference between the prices at which the dealer is willing to purchase and sell a specific security at that time. Each Portfolio may invest in securities traded in the OTC markets and will engage primarily in transactions with the dealers who make markets in such securities, unless a better price or execution could be obtained by using a broker. While Mitchell Hutchins or the applicable Sub-Adviser generally seeks reasonably competitive commission rates, payment of the lowest commission is not necessarily consistent with obtaining the best net results.

  During each of the three years in the period ended December 31, 1997, the Portfolios that had operations paid the brokerage commissions set forth below:

                                              FOR THE YEARS ENDED DECEMBER 31,
                                              ---------------------------------
PORTFOLIO                                       1997      1996         1995
---------                                     -------------------- ------------
Money Market Portfolio....................... $        $         0 $          0
High Grade Fixed Income Portfolio............                    0            0
Strategic Fixed Income Portfolio.............                2,729            0
Global Income Portfolio......................                    0            0
Balanced Portfolio...........................               65,857       39,766
Growth and Income Portfolio..................               31,792       34,846
Growth Portfolio.............................               33,885       52,967
Aggressive Growth Portfolio..................               53,904       57,802
Global Growth Portfolio......................               78,261      341,107

  The Fund has no obligation to deal with any broker or group of brokers in the execution of portfolio transactions. The Fund contemplates that, consistent with the policy of obtaining the best net results, a substantial amount of the Portfolios' brokerage transactions may be conducted through Mitchell Hutchins or its affiliates, including PaineWebber. The Fund's board of trustees has adopted procedures in conformity with Rule 17e-1 under the 1940 Act to ensure that all brokerage commissions paid to Mitchell Hutchins or its affiliates are fair and reasonable. Specific provisions included in the Advisory Contract authorize Mitchell Hutchins and any of its affiliates that is a member of a national securities exchange to effect securities transactions for the Portfolios on such exchange and to retain compensation in connection with such transactions. Any such transactions will be effected and related compensation paid in accordance with applicable SEC regulations. During each of the three years in the period ended December 31, 1997, the Portfolios that had operations paid to PaineWebber the brokerage commissions set forth below:

                                              FOR THE YEARS ENDED DECEMBER 31,
                                              ---------------------------------
PORTFOLIO                                       1997       1996        1995
---------                                     --------------------- -----------
Money Market Portfolio....................... $         $         0 $         0
High Grade Fixed Income Portfolio............                     0           0
Strategic Fixed Income Portfolio.............                     0           0
Global Income Portfolio......................                     0           0
Balanced Portfolio...........................                 1,320         504
Growth and Income Portfolio..................                   852       1,400
Growth Portfolio.............................                   300         900
Aggressive Growth Portfolio..................                   186           0
Global Growth Portfolio......................                     0           0

  The $   in brokerage commissions paid by Growth Portfolio to PaineWebber
during the fiscal year ended December 31, 1997 represented   % of the aggregate
brokerage commissions paid by that Portfolio and   % of the aggregate dollar
amount of transactions involving the payment of commissions. The $   in
brokerage commissions paid by Balanced Portfolio to PaineWebber during the
fiscal year ended December 31, 1997 represented   % of the aggregate brokerage
commissions paid by that Portfolio and   % of the aggregate dollar amount of
transactions involving the payment of commissions. The $   in brokerage
commissions paid by Growth and Income Portfolio to PaineWebber during the
fiscal year ended December 31, 1997 represented   % of the aggregate brokerage
commissions paid by that Portfolio and   % of the aggregate dollar amount of
transactions involving the payment of commissions. The $   in brokerage
commissions paid by Aggressive Growth Portfolio to PaineWebber during the
fiscal year ended December 31, 1997 represented   % of the aggregate brokerage
commissions paid by that Portfolio and   % of the aggregate dollar amount of
transactions involving the payment of commissions.

  Transactions in futures contracts are executed through futures commission merchants ("FCMs") who receive brokerage commissions for their services. The Fund's procedures in selecting FCMs to execute the Portfolios' transactions in futures contracts, including procedures permitting the use of Mitchell Hutchins and its affiliates, are similar to those in effect with respect to brokerage transactions in securities.

  Consistent with the interest of each Portfolio and subject to the review of the Fund's board, Mitchell Hutchins or the applicable Sub-Adviser may cause a Portfolio to purchase and sell portfolio securities from and to brokers who provide the Portfolio with research, analysis, advice and similar services. In return for such services, the Portfolio may pay to those brokers a higher commission than may be charged by other brokers, provided that Mitchell Hutchins or the applicable Sub-Adviser determines in good faith that such commission is reasonable in terms either of that particular transaction or of the overall responsibility of Mitchell Hutchins or the applicable Sub-Adviser to the Portfolio and its other clients and that the total commissions paid by the Portfolio will be reasonable in relation to the benefits to the Portfolio over the long term. During the fiscal year ended December 31, 1997, the Portfolios that had operations directed the portfolio transactions indicated below to brokers chosen because they provide research and analysis, for which the Portfolios paid the brokerage commissions indicated below:

                                            AMOUNT OF PORTFOLIO    BROKERAGE
PORTFOLIO                                      TRANSACTIONS     COMMISSIONS PAID
---------                                   ------------------- ----------------
Money Market Portfolio.....................        $                  $
High Grade Fixed Income Portfolio..........        $                  $
Strategic Fixed Income Portfolio...........        $                  $
Global Income Portfolio....................        $                  $
Balanced Portfolio.........................        $                  $
Growth and Income Portfolio................        $                  $
Growth Portfolio...........................        $                  $
Aggressive Growth Portfolio................        $                  $
Global Growth Portfolio....................        $                  $

  For purchases or sales with broker-dealer firms that act as principal, Mitchell Hutchins seeks best execution. Although Mitchell Hutchins may receive certain research or execution services in connection with these transactions, Mitchell Hutchins or the applicable Sub-Adviser will not purchase securities at a higher price or sell securities at a lower price than would otherwise be paid if no weight was attributed to the services provided by the executing dealer. Moreover, Mitchell Hutchins or the applicable Sub-Adviser will not enter into any explicit soft dollar arrangements relating to principal transactions and will not receive in principal transactions the types of services which could be purchased for hard dollars. Mitchell Hutchins or the applicable Sub-Adviser may engage in agency transactions in OTC equity and debt securities in return for research and execution services. These transactions are entered into only in compliance with procedures ensuring that the transaction (including commissions) is at least as favorable as it would have been if effected directly with a market-maker that did not provide research or execution services. These procedures include Mitchell Hutchins or the applicable Sub-Adviser receiving multiple quotes from dealers before executing the transaction on an agency basis.

  Information and research received from such brokers and dealers will be in addition to, and not in lieu of, the services required to be performed by Mitchell Hutchins or the applicable Sub-Adviser under the Advisory Contract or Sub-Advisory Contract. Research services furnished by brokers or dealers through which or with which the Portfolios effect securities transactions may be used by Mitchell Hutchins or the applicable Sub-Adviser in advising other funds or accounts and, conversely, research services furnished to Mitchell Hutchins or the applicable Sub-Adviser in connection with these other funds or accounts may be used in advising the Portfolios.

  Investment decisions for each Portfolio and for other investment accounts managed by Mitchell Hutchins or the applicable Sub-Adviser are made independently of each other in light of differing considerations for the various accounts. However, the same investment decision may occasionally be made for a Portfolio and one or more of such accounts. In such cases, simultaneous transactions are inevitable. Purchases or sales are then averaged as to price and allocated between the Portfolio and such other account(s) as to amount according to a formula deemed equitable to the Portfolio and such account(s). While in some cases this practice could have a detrimental effect upon the price or value of the security as far as a Portfolio is concerned, or upon its ability to complete its entire order, in other cases it is believed that coordination and the ability to participate in volume transactions will be beneficial to the Portfolio.

  The Portfolios will not purchase securities that are offered in underwritings in which Mitchell Hutchins, the applicable Sub-Adviser or any of their affiliates is a member of the underwriting or selling group, except pursuant to procedures adopted by the Fund's board pursuant to Rule 10f-3 under the 1940 Act. Among other things, these procedures require that the commission or spread paid in connection with such a purchase be reasonable and fair, that the purchase be at not more than the public offering price prior to the end of the first business day after the date of the public offering and that Mitchell Hutchins, the applicable Sub-Adviser or any affiliate thereof not participate in or benefit from the sale to the Fund.

  PORTFOLIO TURNOVER. The turnover rate may vary greatly from year to year for any Portfolio and will not be a limiting factor when Mitchell Hutchins or the applicable Sub-Adviser deems portfolio changes appropriate. The annual portfolio turnover rate is calculated by dividing the lesser of a Portfolio's annual sales or purchases of portfolio securities (exclusive of purchases or sales of securities whose maturities at the time of acquisition were one year or less) by the monthly average value of the securities except short-term securities in the Portfolio during the year. For the fiscal years ended December 31, 1997 and December 31, 1996, respectively, the portfolio turnover rates were as set forth below:

                                                    PORTFOLIO TURNOVER RATES
                                                       FOR THE YEARS ENDED
                                                          DECEMBER 31,
                                                    --------------------------
PORTFOLIO                                               1997          1996
---------                                               ----          ----
Money Market Portfolio.............................                        n/a
High Grade Fixed Income Portfolio..................                        282%
Strategic Fixed Income Portfolio...................                        317%
Global Income Portfolio............................                        134%
Balanced Portfolio.................................                        235%
Growth and Income Portfolio........................                         99%
Growth Portfolio...................................                         53%
Aggressive Growth Portfolio........................                        115%
Global Growth Portfolio............................                         44%

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

  The insurance company separate accounts purchase and redeem shares of each Portfolio on each day on which the New York Stock Exchange ("NYSE") is open for trading ("Business Day") based on, among other things, the amount of premium payments to be invested and surrendered and transfer requests to be effected on that day pursuant to the variable contracts. Currently, the NYSE is closed on the observance of New Year's Day, Presidents' Day, Martin Luther King, Jr. Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Such purchases and redemptions of the shares of each Portfolio are effected at their respective net asset values per share determined as of the close of regular trading (currently 4:00 p.m., Eastern time) on the NYSE on that Business Day. Payment for redemptions are made by the Fund within seven days thereafter. No fee is charged the separate accounts when they purchase or redeem Portfolio shares.

  The Fund may suspend redemption privileges of shares of any Portfolio or postpone the date of payment during any period (1) when the NYSE is closed or trading on the NYSE is restricted as determined by the

SEC, (2) when an emergency exists, as defined by the SEC, that makes it not reasonably practicable for the Fund to dispose of securities owned by it or fairly to determine the value of its assets or (3) as the SEC may otherwise permit. The redemption price may be more or less than the shareholder's cost, depending on the market value of the Portfolio's securities at the time.

                              VALUATION OF SHARES

  Each Portfolio determines its net asset value as of the close of regular trading (currently 4:00 p.m., Eastern time) on the NYSE on each Monday through Friday when the NYSE is open.

  Securities that are listed on U.S. and foreign stock exchanges are valued at the last sale price on the day the securities are being valued or, lacking any sales on such day, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are generally valued on the exchange considered by Mitchell Hutchins or the applicable Sub-Adviser as the primary market. Securities traded in the OTC market and listed on the Nasdaq Stock Market ("Nasdaq") are valued at the last available sale price listed on Nasdaq at 4:00 p.m., Eastern time; other OTC securities are valued at the last available bid price prior to the time of valuation.

  When market quotations are readily available, the debt securities of the Portfolios (with the exception of Money Market Portfolio) are valued based upon market quotations, provided such quotations adequately reflect, in the judgment of Mitchell Hutchins or the applicable Sub-Adviser, the fair value of the securities. The amortized cost method of valuation generally is used with respect to debt obligations with 60 days or less remaining to maturity unless the board determines that this does not represent fair value. When market quotations for options and futures positions held by the Portfolios are readily available, those positions are valued based upon such quotations. Market quotations are not generally available for options traded in the OTC market. When market quotations for options and futures positions, or any other securities or assets of the Portfolios, are not available, they are valued at fair value as determined in good faith by or under the direction of the board. When practicable, such determinations are based upon appraisals received from a pricing service using a computerized matrix system or appraisals derived from information concerning the security or similar securities received from recognized dealers in those securities. In valuing thinly traded securities and lower rated corporate bonds, it should be recognized that judgment often plays a greater role than is the case with respect to securities for which a broader range of dealer quotations and last-sale information is available.

  All securities quoted in foreign currencies are valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined. Foreign currency exchange rates generally are determined prior to the close of regular trading on the NYSE. Occasionally, events affecting the value of foreign securities and such exchange rates occur between the time at which they are determined and the close of the NYSE, which events would not be reflected in the computation of a Portfolio's net asset value. If events materially affecting the value of such securities or currency exchange rates occurred during such time period, the securities will be valued at their fair value as determined in good faith by or under the direction of the board of trustees. The foreign currency exchange transactions conducted on a spot (that is, cash) basis for the Portfolios that invest outside the United States are valued at the spot rate for purchasing or selling currency prevailing on the foreign exchange market. This rate under normal market conditions differs from the prevailing exchange rate in an amount generally less than one-tenth of one percent due to the costs of converting from one currency to another.

  Money Market Portfolio values its portfolio securities in accordance with the amortized cost method of valuation under Rule 2a-7 under the 1940 Act. To use amortized cost to value its portfolio securities, the Portfolio must adhere to certain conditions under that Rule relating to its investments, some of which are discussed in the Prospectus. Amortized cost is an approximation of market value, whereby the difference between acquisition cost and value at maturity is amortized on a straight-line basis over the remaining life of the instrument. The effect of changes in the market value of a security as a result of fluctuating interest rates is not taken into account and thus the amortized cost method of valuation may result in the value of a security being higher or lower than its actual market value. In the event that a large number of redemptions takes place at a time when interest rates have increased, the Portfolio might have to sell portfolio securities prior to maturity and at a price that might not be as desirable as the value at maturity.

  The board has established procedures for the purpose of maintaining a constant net asset value of $1.00 per share for Money Market Portfolio, which include a review of the extent of any deviation of net asset value per share, based on available market quotations, from the $1.00 amortized cost per share. Should that deviation exceed 1/2 of 1%, the trustees will promptly consider whether any action should be initiated to eliminate or reduce material dilution or other unfair results to shareholders. Such action may include redeeming shares in kind, selling portfolio securities prior to maturity, reducing or withholding dividends and utilizing a net asset value per share as determined by using available market quotations. Money Market Portfolio will maintain a dollar-weighted average portfolio maturity of 90 days or less and will not purchase any instrument with a remaining maturity greater than 13 months (as calculated under Rule 2a-7) and except that securities subject to repurchase agreements may have maturities in excess of 13 months, will limit portfolio investments, including repurchase agreements, to those U.S. dollar-denominated instruments that are of high quality and that the trustees determine present minimal credit risks as advised by Mitchell Hutchins and will comply with certain reporting and recordkeeping procedures. There is no assurance that constant net asset per share value will be maintained. In the event amortized cost ceases to represent fair value, the board will take appropriate action.

  In determining the approximate market value of portfolio investments, the Fund may employ outside organizations, which may use a matrix or formula method that takes into consideration market indices, matrices, yield curves and other specific adjustments. This may result in the securities being valued at a price different from the price that would have been determined had the matrix or formula method not been used. All cash, receivables and current payables are carried at their face value. Other assets, if any, are valued at fair value as determined in good faith by or under the direction of the board.

                                     TAXES

  Shares of the Portfolios are offered only to insurance company separate accounts that fund benefits under the Contracts. See the applicable Contract prospectus for a discussion of the special taxation of insurance companies with respect to such accounts and of the Contract holders.

  Each Portfolio is treated as a separate corporation for federal income tax purposes. In order to qualify or continue to qualify for treatment as a regulated investment company ("RIC") under the Internal Revenue Code, each Portfolio must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income (consisting generally of net investment income, net short-term capital gain and, for certain Portfolios, net gains from certain foreign currency transactions) ("Distribution Requirement") and must meet several additional requirements. With respect to each Portfolio, these requirements include the following: (1) the Portfolio must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from options, futures or forward currency contracts) derived with respect to its business of investing in securities or those currencies ("Income Requirement"); (2) at the close of each quarter of the Portfolio's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities, with these other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Portfolio's total assets and that does not represent more than 10% of the issuer's outstanding voting securities; and (3) at the close of each quarter of the Portfolio's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. government securities or the securities of other RICs) of any one issuer.

  As noted in the Prospectus, each Portfolio intends to comply or continue to comply with the diversification requirements imposed on it by section 817(h) of the Internal Revenue Code and the regulations thereunder. These requirements, which are in addition to the diversification requirements mentioned above, place certain limitations on the proportion of each Portfolio's assets that may be represented by any single investment (which includes all securities of the same issuer). For these purposes, each U.S. government agency or instrumentality is treated as a separate issuer.

  The use of hedging and related strategies, such as selling (writing) and purchasing options and futures contracts and entering into forward currency contracts, involves complex rules that will determine for income tax purposes the amount, character and timing of recognition of the gains and losses a Portfolio realizes in connection therewith. Gains from the disposition of foreign currencies (except certain gains therefrom that may be excluded by future regulations), and gains from options, futures and forward currency contracts derived by a Portfolio with respect to its business of investing in securities or foreign currencies, will qualify as permissible income under the Income Requirement.

  Dividends and interest received by a Portfolio, and gains realized thereby, may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield and/or total return on its securities. Tax conventions between certain countries and the United States may reduce or eliminate these foreign taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.

  Any Portfolio that may purchase or hold equity securities may invest in the stock of "passive foreign investment companies" ("PFICs"). A PFIC is a foreign corporation--other than a "controlled foreign corporation" (i.e., a foreign corporation in which, on any day during its taxable year, more than 50% of the total voting power of all voting stock therein or the total value of all stock therein is owned, directly, indirectly, or constructively, by "U.S. shareholders," defined as U.S. persons that individually own, directly, indirectly, or constructively, at least 10% of that voting power) as to which a Portfolio is a U.S. shareholder --that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, a Portfolio will be subject to federal income tax on a portion of any "excess distribution" received on the stock of a PFIC or of any gain from disposition of such stock (collectively "PFIC income"), plus interest thereon, even if the Portfolio distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in each Portfolio's investment company taxable income and, accordingly, will not be taxable to it to the extent that income is distributed to its shareholders.

  If a Portfolio invests in a PFIC and elects to treat the PFIC as a "qualified electing fund" ("QEF"), then in lieu of the foregoing tax and interest obligation, the Portfolio would be required to include in income each year its pro rata share of the QEF's annual ordinary earnings and net capital gain (the excess of net long-term capital gain over net short-term capital loss)--which most likely would have to be distributed to the Portfolio's shareholders to satisfy the Distribution Requirement--even if those earnings and gain were not distributed to the Portfolio by the QEF. In most instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof.

  Each Portfolio may elect to "mark-to-market" its stock in any PFIC. "Marking-to-market," in this context, means including in ordinary income each taxable year the excess, if any, of the fair market value of a PFIC's stock over a Portfolio's adjusted basis therein as of the end of that year. Pursuant to the election, a Portfolio also would be allowed to deduct (as an ordinary, not capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, by only to the extent of any net mark-to-market gains with respect to that stock included by the Portfolio for prior taxable years. A Portfolio's adjusted basis in each PFIC's stock with respect to which it makes this election will be adjusted to reflect the amounts of income included and deductions taken under the election. Regulations proposed in 1992 would provide a similar election with respect to the stock of certain PFICs.

  The foregoing is only a general summary of some of the important federal income tax considerations generally affecting the Portfolios and their shareholders. No attempt is made to present a complete explanation of the federal tax treatment of the Portfolios' activities, and this discussion is not intended as a substitute for careful tax planning. Accordingly, potential investors are urged to consult their own tax advisers for more detailed information and for information regarding any state, local or foreign taxes applicable to the Portfolios and to dividends and other distributions therefrom.

                                   DIVIDENDS

  MONEY MARKET PORTFOLIO. Shares begin earning dividends on the day of purchase; dividends are accrued to shareholder accounts daily and are automatically reinvested in Portfolio shares monthly. The Portfolio does not expect to realize net capital gain. In the event of a redemption of all of the Portfolio's shares held by a shareholder, all accrued dividends declared on the shares up to the date of redemption are credited to the shareholder's account.

  The board may revise the above dividend policy, or postpone the payment of dividends, if the Portfolio has or anticipates any large unexpected expense, loss or fluctuation in net assets that, in the opinion of the board, might have a significant adverse effect on shareholders. To date, no situation has arisen to cause the board to take any such action.

                               OTHER INFORMATION

  Prior to August 14, 1995, the name of Growth and Income Portfolio was "Dividend Growth Portfolio." Prior to September 21, 1995, the name of Strategic Fixed Income Portfolio was "Government Portfolio" and the name of High Grade Fixed Income Portfolio was "Fixed Income Portfolio." Prior to January 26, 1996, the name of Balanced Portfolio was "Asset Allocation Portfolio." Prior to November 19, 1997, the Fund was known as "PaineWebber Series Trust."

  The Fund is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Fund or a Portfolio. However, the Fund's Declaration of Trust disclaims shareholder liability for acts or obligations of the Fund or any Portfolio and requires that notice of such disclaimer be given in each note, bond, contract, instrument, certificate or undertaking made or issued by the trustees or by any officers or officer by or on behalf of the Fund, the trustees or any of them in connection with the Fund. The Declaration of Trust provides for indemnification from Fund or Portfolio property, as appropriate, for all losses and expenses of any shareholder held personally liable for the obligations of the Fund or Portfolio. Thus, the risk of a shareholder's incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund or Portfolio itself would be unable to meet its obligations, a possibility that Mitchell Hutchins believes is remote and not material. Upon payment of any liability incurred by a shareholder of a Portfolio, the shareholder paying such liability will be entitled to reimbursement from the general assets of the Portfolio. The board intends to conduct the operations of the Fund so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Fund and the Portfolios.

  More than [99%] of the outstanding shares of Money Market, Strategic Fixed Income, Global Income, Balanced, Growth and Income, Growth and Global Growth Portfolios is, at the date of this Statement of Additional Information, owned by American Republic Variable Annuity Account, a segregated investment account of American Republic Insurance Company, American Benefit Variable Annuity Account, a segregated investment account of American Benefit Life Insurance Company, and PaineWebber Life Variable Annuity Account, a segregated investment account of PaineWebber Life Insurance Company. More than

[99%] of the outstanding shares of High Grade Fixed Income and Aggressive Growth Portfolios is, at the date of this Statement of Additional Information, owned by PaineWebber Life Variable Annuity Account. American Benefit Life Insurance Company is a wholly owned subsidiary of American Republic Insurance Company.

  COUNSEL. The law firm of Kirkpatrick & Lockhart LLP, 1800 Massachusetts Avenue, N.W., Washington, D.C. 20036-1800, serves as counsel to the Fund. Kirkpatrick & Lockhart LLP also acts as counsel to Mitchell Hutchins and PaineWebber in connection with other matters.

  AUDITORS. Ernst & Young LLP, 787 Seventh Avenue, New York, New York 10019, serves as independent auditors for the Fund.

                              FINANCIAL STATEMENTS

  The Fund's Annual Report to shareholders for the fiscal year ended December 31, 1997 is a separate document supplied with this Statement of Additional Information, and the financial statements, accompanying notes and report of independent auditors appearing therein are incorporated by reference in this Statement of Additional Information.

                DESCRIPTION OF COMMERCIAL PAPER AND BOND RATINGS

  COMMERCIAL PAPER RATINGS. Moody's employs the designation "Prime-1," "Prime-2" and "Prime-3" to indicate the repayment capacity of issuers of commercial paper. Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; well-established access to a range of financial markets and assured sources of alternate liquidity. Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained. Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained. Not Prime. Issuers assigned this rating do not fall within any of the Prime rating categories.

  An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market. Ratings are graded into several categories, ranging from "A-1" for the highest quality obligations to "D" for the lowest. These categories are as follows: A-1. This highest rating category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation. A-2. Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1." A-3. Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations. B. Issues rated "B" are regarded as having only speculative capacity for timely payment.
C. This rating is assigned to short-term debt obligations with a doubtful capacity for payment. D. Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

                                 APPENDIX

DESCRIPTION OF MOODY'S CORPORATE BOND RATINGS

  Aaa. Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues; Aa. Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities; A. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future; Baa. Bonds which are rated Baa are considered as medium grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well; Ba. Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class; B. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small; Caa. Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest; Ca. Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings; C. Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

  Note: Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from "AA" to "B." The modifier 1 indicates that the company ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the company ranks in the lower end of its generic rating category.

DESCRIPTION OF S&P CORPORATE DEBT RATINGS

  AAA. An obligation rated AAA has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong; AA. An obligation rated AA differs from the higher rated issues only in small degree. The obligor's ability to meet its financial commitment on the obligation is very strong; A. An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong; BBB. An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation; BB, B, CCC, CC, C. Obligations rated BB, B, CCC, CC and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions; BB. An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation; B. An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation; CCC. An obligation rated CCC is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation; CC. An obligation rated CC is currently highly vulnerable to nonpayment; C. The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued; D. An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

  Plus (+) or Minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

                          PART C.  OTHER INFORMATION
                          --------------------------

Item 24.  Financial Statements and Exhibits
          ---------------------------------

(a)  Financial Statements (to be filed):

Included in Part A of this Registration Statement:
--------------------------------------------------

   Financial Highlights for each of Global Growth Portfolio, Growth Portfolio and Money Market Portfolio for each of the ten years in the period ended December 31, 1997.

   Financial Highlights for Global Income Portfolio for each of the nine years in the period ended December 31, 1997 and for the period May 1, 1988 (commencement of operations) to December 31, 1988.

   Financial Highlights for Balanced Portfolio for each of the nine years in the period ended December 31, 1997 and for the period June 1, 1988 (commencement of operations) to December 31, 1988.

   Financial Highlights for Strategic Fixed Income Portfolio for each of the eight years in the period ended December 31, 1997 and for the period July 5, 1989 (commencement of operations) to December 31, 1989.

   Financial Highlights for Growth and Income Portfolio for each of the five years in the period ended December 31, 1997 and for the period January 2, 1992 (commencement of operations) to December 31, 1992.

   Financial Highlights for Aggressive Growth Portfolio for each of the four years in the period ended December 31, 1997 and for the period November 2, 1993 (commencement of operations) to December 31, 1993.

   Financial Highlights for High Grade Fixed Income Portfolio for each of the four years in the period ended December 31, 1997 and for the period November 8, 1993 (commencement of operations) to December 31, 1993.


Included in Part B of this Registration Statement through incorporation by
--------------------------------------------------------------------------
reference from the Annual Report to Shareholders (previously filed with the
---------------------------------------------------------------------------
Securities and Exchange Commission through EDGAR on February      , 1998,
-------------------------------------------------------------------------
Accession No.         :
-----------------------

   Portfolio of Investments at December 31, 1997

   Statement of Assets and Liabilities at December 31, 1997

   Statement of Operations for the year ended December 31, 1997

   Statement of Changes in Net Assets for each of the two years in the period ended December 31, 1997

   Notes to Financial Statements

   Financial Highlights for each of the five years in the period ended December 31, 1997 for Balanced Portfolio, Global Growth Portfolio, Global Income Portfolio, Growth Portfolio, Growth and Income Portfolio, Money Market and Strategic Fixed Income Portfolio.

   Financial Highlights for each of the four years in the period ended December 31, 1997 and for the period November 2, 1993 (commencement of operations) to December 31, 1993 for Aggressive Growth Portfolio.

   Financial Highlights for each of the four years in the period ended December 31, 1997 and for the period November 8, 1993 (commencement of operations) to December 31, 1993 for High Grade Fixed Income Portfolio.

   Report of Ernst & Young LLP, Independent Auditors, dated February          ,
            1998.

(b)  Exhibits:

(1)  (a)   Declaration of Trust 1/
                                -
     (b)  Amendment effective January 28, 1988 to Declaration of Trust 3/
                                                                       -
     (c)  Amendment effective February 24, 1989 to Declaration of Trust 5/
                                                                        -
     (d)  Amendment effective December 31, 1990 to Declaration of Trust 7/
                                                                        -
     (e)  Amendment effective October 15, 1991 to Declaration of Trust 8/
                                                                       -
     (f)  Amendment effective May 25, 1993 to Declaration of Trust 10/
                                                                   --
     (g)  Amendment effective August 14, 1995 to Declaration of Trust 15/
                                                                      --
     (h)  Amendment effective February 29, 1996 to Declaration of Trust 16/
                                                                        --

     (i)  Amendment effective May 29, 1997 to Declaration of Trust (to be filed)
     (j)  Amendment effective November 12, 1997 to Declaration of Trust
          (to be filed)
(2)  (a)   By-laws, as amended 1/
                               -
     (b)  Amendments effective March 19, 1991 to By-Laws 7/
                                                    -
     (c)  Amendment dated September 28, 1994 to By-Laws 13/
                                                   --
(3)  Voting trust agreement - none
(4)  Instruments defining the rights of holders of the Registrant's shares of beneficial interest 14/
                                   --
(5)  Investment Advisory and Administration Contract 4/
                                                     -
     (a) Investment Advisory and Administration Fee Agreement with respect to Strategic Fixed Income Portfolio 6/
                                           -
     (b) Investment Advisory and Administration Fee Agreement with respect to Growth and Income Portfolio 9/
                                      -
     (c) Investment Advisory and Administration Fee Agreement with respect to High Grade Fixed Income Portfolio 12/
                                            --
     (d) Investment Advisory and Administration Fee Agreement with respect to Balanced Portfolio 12/
                             --
     (e) Investment Advisory and Administration Fee Agreement with respect to Aggressive Growth Portfolio 12/
                                      --

     (f) Investment Advisory and Administration Fee Agreement with respect to High Income Portfolio, Small Cap Portfolio, Strategic Income
          Portfolio and Tactical Allocation Portfolio (to be filed)
     (g) Sub-Investment Advisory Contract with respect to the Aggressive Growth Portfolio 11/
                    --
     (h)  Sub-Advisory Agreement with respect to the Global Growth Portfolio 16/
                                                                             --
     (i) Sub-Advisory Agreement with respect to the Strategic Fixed Income Portfolio 16/
                    --
(6)  Underwriting Contract - none
(7)  Bonus, profit sharing or pension plans - none
(8)  Custodian Agreement
     (a) Custodian Agreement with State Street Bank and Trust Company with respect to Money Market Portfolio and Growth Portfolio 2/
                                                                 -
     (b) Addendum to Custodian Agreement with State Street Bank and Trust Company for addition of Balanced Portfolio 5/
                                                     -
     (c) Amendment to Custodian Agreement with State Street Bank and Trust Company for addition of Strategic Fixed Income Portfolio 6/
                                                                   -
     (d) Addendum to Custodian Agreement with State Street Bank and Trust Company for addition of Growth and Income Portfolio 9/
                                                              -
     (e) Addendum to Custodian Agreement with State Street Bank and Trust Company for addition of Global Growth Portfolio 16/
                                                          --
     (f)  Custodian Agreement with Brown Brothers Harriman & Co. with respect to the assets of Global Income Portfolio 5/
                                                   -

     (g) Addendum to Custodian Agreement with State Street Bank and Trust Company for addition of High Income Portfolio, Small Cap Portfolio, Strategic Income Portfolio and Tactical Allocation Portfolio
          (to be filed)

(9)  Transfer Agency Services and Shareholder Services Agreement 9/
                                                                 -
(10) (a) Opinion and consent of Kirkpatrick & Lockhart LLP, counsel to the Registrant 1/
                     -
     (b)  Opinion and Consent of Kirkpatrick & Lockhart LLP with respect to Growth and Income Portfolio 8/
                                         -
     (c)  Opinion and Consent of Kirkpatrick & Lockhart LLP with respect to High Grade Fixed Income Portfolio and Aggressive Growth
          Portfolio 10/
                    --

     (d) Opinion and Consent of Kirkpatrick & Lockhart LLP with respect to High Income Portfolio, Small Cap Portfolio, Strategic
          Income Portfolio and Tactical Allocation Portfolio (to be filed)
(11) Other opinions, appraisals, rulings and consents:

          (a)  Independent Auditors' Consent (to be filed)
(12) Financial statements omitted from prospectus-none
(13) Letter of investment intent 1/
                                 -
(14) Prototype Retirement Plan - none
(15) Plan pursuant to Rule 12b-1 - none
(16) Schedule of Computation for Performance Quotations - not applicable

(17) and
(27) Financial Data Schedule (to be filed)
(18) Plan pursuant to Rule 18f-3 (not applicable)
----------------------

1/   Incorporated by reference to Pre-Effective Amendment No. 1, SEC File No.
-
     33-10438, filed April 1, 1987.

2/   Incorporated by reference to Post-Effective Amendment No. 1, SEC File No.
-
     33-10438, filed September 30, 1987.

3/   Incorporated by reference to Post-Effective Amendment No. 3, SEC File No.
-
     33-10438, filed March 3, 1988.

4/   Incorporated by reference to Post-Effective Amendment No. 4, SEC File No.
-
     33-10438, filed April 29, 1988.

5/   Incorporated by reference to Post-Effective Amendment No. 6, SEC File No.
-
     33-10438, filed April 28, 1989.

6/   Incorporated by reference to Post-Effective Amendment No. 8, SEC File No.
-
     33-10438, filed March 2, 1990.

7/   Incorporated by reference to Post-Effective Amendment No. 10, SEC File No.
-
     33-10438, filed May 1, 1991.

8/   Incorporated by reference to Post-Effective Amendment No. 11, SEC File No.
-
     33-10438, filed November 1, 1991.

9/   Incorporated by reference to Post-Effective Amendment No. 14, SEC File No.
-
     33-10438, filed April 30, 1993.

10/  Incorporated by reference to Post-Effective Amendment No. 15, SEC File No.
--
     33-10438, filed July 2, 1993.

11/  Incorporated by reference to Post-Effective Amendment No. 16, SEC File No.
--
     33-10438, filed March 2, 1994.

12/  Incorporated by reference to Post-Effective Amendment No. 17, SEC File No.
--
     33-10438, filed April 21, 1994.

13/  Incorporated by reference to Post-Effective Amendment No. 20, SEC File No.
--
     33-10438, filed April 28, 1995.

14/  Incorporated by reference from Articles III, VIII, IX, X, and XI of
--
     Registrant's Declaration of Trust, as amended effective August 13, 1987, February 26, 1988, February 24, 1989, December 31, 1990, October 15, 1991,
     May 25, 1993, August 14, 1995, and February 29, 1996, and from Articles II, VII and X of Registrant's By-Laws, as amended March 19, 1993 and September 28, 1994.

15/  Incorporated by reference to Post-Effective Amendment No. 21, SEC File No.
--
     33-10438, filed September 1, 1995.

16/  Incorporated by reference to Post-Effective Amendment No. 23, SEC File No.
--
     10438, filed May 1, 1996.


Item 25. Persons Controlled by or under Common Control with Registrant
         -------------------------------------------------------------

   As of December 15, 1997, more than 99% of the outstanding shares of beneficial interest of each of the nine operating portfolios of the Registrant were owned by American Republic Variable Annuity Account, a segregated investment account of American Republic Insurance Company, American Benefit Variable Annuity Account, a segregated investment account of American Benefit Life Insurance Company and PaineWebber Life Variable Annuity Account, a segregated investment account of PaineWebber Life Insurance Company. More than 99% of the outstanding shares of beneficial interest of each of Fixed Income, Balanced and Aggressive Growth Portfolios is, at the date of this Prospectus, owned by PaineWebber Life Variable Annuity Account. Information about persons controlled by or under common control of American Republic Insurance Company is set forth under Item 26 of the most recent Post-Effective Amendment to the Registration Statement of American Republic Variable Annuity Account, File No. 33-10417, and is hereby incorporated herein by reference. Information about persons controlled by or under common control of American Benefit Life Insurance Company is set forth under Item 26 of the most recent Post-Effective Amendment to the Registration Statement of American Benefit Variable Annuity Account, File No. 33-19254, and is hereby incorporated herein by reference. Information about persons controlled by or under common control of PaineWebber Life Insurance Company is set forth under Item 26 of the most recent Post-Effective Amendment to the Registration Statements of the PaineWebber Life Separate Account, File No. 33-58808 and File No. 33-61488, and is hereby incorporated by reference.


Item 26. Number of Holders of Securities
         -------------------------------

             Title of Class of Shares              Number of Record Holders
             ------------------------              ------------------------
              of Beneficial Interest                as of December 15, 1997
              ----------------------               ------------------------
         Money Market Portfolio                              4
         Global Growth Portfolio                             4
         Growth Portfolio                                    4
         Balanced Portfolio                                  4
         Global Income Portfolio                             4
         Strategic Income Portfolio                          4
         Growth and Income Portfolio                         4
         High Grade Fixed Income Portfolio                   2
         Aggressive Growth Portfolio                         2
         High Income Portfolio                               0
         Small Cap Portfolio                                 0
         Strategic Income Portfolio                          0
         Tactical Allocation Portfolio                       0


Item 27.  Indemnification
          ---------------

   Section 2 of "Indemnification" in Article X of the Declaration of Trust provides that the appropriate series of the Registrant will indemnify its trustees and officers to the fullest extent permitted by law against claims and expenses asserted against or incurred by them by virtue of being or having been a trustee or officer; provided that no such person shall be indemnified where there has been an adjudication or other determination, as described in Article

X, that such person is liable to the Registrant or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office or did not act in good faith in the reasonable belief that his action was in the best interest of the Registrant. Section 2 of "Indemnification" in Article X also provides that the Registrant may maintain insurance policies covering such rights of indemnification.

   Additionally, "Limitation of Liability" in Article X of the Declaration of Trust provides that the trustees or officers of the Registrant shall not be personally liable to any person extending credit to, contracting with or having a claim against the Trust or a particular series thereof; and that, provided they have exercised reasonable care and have acted under the reasonable belief that their actions are in the best interest of the Registrant, the trustees and officers shall not be liable for neglect or wrongdoing by them or any officer, agent, employee or investment adviser of the Registrant.

   Section 2 of Article XI of the Declaration of Trust additionally provides that, subject to the provisions of Section 1 of Article XI and to Article X, trustees shall not be liable for errors of judgment or mistakes of fact or law, or for any act or omission in accordance with the advice of counsel or other experts, or failing to follow such advice, with respect to the meaning and operation of the Declaration of Trust.

   Article XI of the By-Laws provides that the Registrant may purchase and maintain insurance on behalf of any person who is or was a trustee, officer or employee of the Trust, or is or was serving at the request of the Trust as a trustee, officer or employee of a corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him or her and incurred by him or her in any such capacity or arising out of his or her status as such, whether or not the Registrant would have the power to indemnify him or her against such liability, provided that the Registrant may not acquire insurance protecting any trustee or officer against liability to the Registrant or the Registrant or its shareholders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

   Section 9 of the Investment Advisory and Administration Contract between Mitchell Hutchins Asset Management Inc. ("Mitchell Hutchins") and the Registrant provides that Mitchell Hutchins shall not be liable for any error of judgment or mistake of law or for any loss suffered by Registrant in connection with the matters to which the Contract relates, except for a loss resulting from the willful misfeasance, bad faith, or gross negligence of Mitchell Hutchins in the performance of its duties or from its reckless disregard of its obligations and duties under the Contract. Section 10 of the Contract provides that the trustees shall not be liable for any obligations of the Registrant or any series under the Contract and that Mitchell Hutchins shall look only to the assets and property of the Registrant in settlement of such right or claim and not to the assets and property of the trustees.

   Section 7 of each Sub-Advisory Agreement provides that the applicable sub-adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the applicable Portfolio, the Registrant or its shareholders or by Mitchell Hutchins in connection with the matters to which the Sub-Advisory Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the sub-adviser's part in the performance of its duties or from reckless disregard by it of its obligations and duties under the Sub-Advisory Agreement.

   Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended, may be provided to trustees, officers and controlling persons of the Registrant, pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in connection with the successful defense of any action, suit or proceeding or payment pursuant to any insurance policy) is asserted against the Registrant by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 28.  Business and Other Connections of Investment Adviser
          ----------------------------------------------------

   Mitchell Hutchins, a Delaware corporation, is a registered investment adviser and is wholly owned by PaineWebber Incorporated ("PaineWebber"), which is, in turn, a wholly owned subsidiary of Paine Webber Group Inc. Mitchell Hutchins is primarily engaged in the investment advisory business. Information as to the officers and directors of Mitchell Hutchins is included in its Form ADV filed on as filed with the Securities and Exchange Commission (registration number 801-13219) and is incorporated herein by reference.

   Nicholas-Applegate Capital Management ("Nicholas-Applegate"), a California limited partnership, is a registered investment adviser. Nicholas-Applegate's general partner is Nicholas-Applegate Capital Management Inc., a California corporation owned by Arthur E. Nicholas, its director and sole shareholder. Nicholas-Applegate is primarily engaged in the investment advisory business and provides investment advisory services to corporate, institutional and individual clients as well as serving as adviser or sub-adviser to a number of registered investment companies. Information as to the officers and directors of Nicholas-Applegate is included in its Form ADV as filed with the Securities and Exchange Commission (registration number 801-21442) and is incorporated herein by reference.

   GE Investment Management Incorporated ("GEIM"), a Delaware corporation, is a registered investment adviser and is wholly owned by General Electric Company. GEIM is primarily engaged in the investment advisory business. Information as to the officers and directors of GEIM is included in its Form ADV as filed with the Securities and Exchange Commission (registration number 801-31947) and is incorporated herein by reference.

   Pacific Investment Management Company ("PIMCO"), a Delaware partnership, is a registered investment adviser and a subsidiary general partnership of PIMCO Advisors L.P. ("PIMCO Advisors"). A majority interest in PIMCO Advisors is held by PIMCO Partners, G.P., a general partnership between Pacific Financial Asset Management Corporation, an indirect wholly owned subsidiary of Pacific Mutual Life Insurance Company ("Pacific Mutual") and PIMCO Partners, L.L.C., a limited liability company controlled by the PIMCO Managing Directors. PIMCO is primarily engaged in the investment advisory business. Information as to the officers and Managing Directors and partners of PIMCO is included in its Form ADV as filed with the Securities and Exchange Commission (registration number 801-48187) and is incorporated herein by reference.

Item 29.  Principal Underwriters
          ----------------------

   Not applicable

Item 30.  Location of Accounts and Records
          --------------------------------

   The books and other documents required by paragraphs (b)(4), (c) and (d) of Rule 31a-1 under the Investment Company Act of 1940 are maintained in the physical possession of Registrant's investment adviser and administrator, Mitchell Hutchins, 1285 Avenue of the Americas, New York, New York 10019. All other accounts, books and documents required by Rule 31a-1 are maintained in the physical possession of Registrant's transfer agent and custodians.

Item 31.  Management Services
          -------------------

   Not applicable.

Item 32.  Undertakings
          ------------

   Registrant hereby undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders upon request and without charge.

                                 Exhibit Index
                                 -------------


Exhibits
--------

(1)  (a)   Declaration of Trust 1/
                                -
     (b)  Amendment effective January 28, 1988 to Declaration of Trust 3/
                                                                       -
     (c)  Amendment effective February 24, 1989 to Declaration of Trust 5/
                                                                        -
     (d)  Amendment effective December 31, 1990 to Declaration of Trust 7/
                                                                        -
     (e)  Amendment effective October 15, 1991 to Declaration of Trust 8/
                                                                       -
     (f)  Amendment effective May 25, 1993 to Declaration of Trust 10/
                                                                   --
     (g)  Amendment effective August 14, 1995 to Declaration of Trust 15/
                                                                      --
     (h)  Amendment effective February 29, 1996 to Declaration of Trust 16/
                                                                        --
     (i)  Amendment effective May 29, 1997 to Declaration of Trust (to be filed)
     (j)  Amendment effective November 12, 1997 to Declaration of Trust
          (to be filed)
(8)  (a)   By-laws, as amended 1/
                               -
     (b)  Amendments effective March 19, 1991 to By-Laws 7/
                                                         -
     (c)  Amendment dated September 28, 1994 to By-Laws 13/
                                                        --
(3)  Voting trust agreement - none
(4)  Instruments defining the rights of holders of the Registrant's shares of beneficial interest 14/
                                   --
(5)  Investment Advisory and Administration Contract 4/
                                                     -
     (a) Investment Advisory and Administration Fee Agreement with respect to Strategic Fixed Income Portfolio 6/
                                           -
     (b) Investment Advisory and Administration Fee Agreement with respect to Growth and Income Portfolio 9/
                                      -
     (c) Investment Advisory and Administration Fee Agreement with respect to High Grade Fixed Income Portfolio 12/
                                            --
     (d) Investment Advisory and Administration Fee Agreement with respect to Balanced Portfolio 12/
                             --
     (e) Investment Advisory and Administration Fee Agreement with respect to Aggressive Growth Portfolio 12/
                                      --
     (f) Investment Advisory and Administration Fee Agreement with respect to High Income Portfolio, Small Cap Portfolio, Strategic Income
          Portfolio and Tactical Allocation Portfolio (to be filed)
     (g) Sub-Investment Advisory Contract with respect to the Aggressive Growth Portfolio 11/
                    --
     (h)  Sub-Advisory Agreement with respect to the Global Growth Portfolio 16/
                                                                             --
     (i) Sub-Advisory Agreement with respect to the Strategic Fixed Income Portfolio 16/
                    --
(6)  Underwriting Contract - none
(7)  Bonus, profit sharing or pension plans - none
(8)  Custodian Agreement
     (a) Custodian Agreement with State Street Bank and Trust Company with respect to Money Market Portfolio and Growth Portfolio 2/
                                                                 -
     (b) Addendum to Custodian Agreement with State Street Bank and Trust Company for addition of Balanced Portfolio 5/
                                                     -
     (c) Amendment to Custodian Agreement with State Street Bank and Trust Company for addition of Strategic Fixed Income Portfolio 6/
                                                                   -
     (d) Addendum to Custodian Agreement with State Street Bank and Trust Company for addition of Growth and Income Portfolio 9/
                                                              -
     (e) Addendum to Custodian Agreement with State Street Bank and Trust Company for addition of Global Growth Portfolio 16/
                                                          --
     (f)  Custodian Agreement with Brown Brothers Harriman & Co. with respect to the assets of Global Income Portfolio 5/
                                                   -
     (g) Addendum to Custodian Agreement with State Street Bank and Trust Company for addition of Small Cap Portfolio, Strategic Income Portfolio and Tactical Allocation Portfolio (to be filed)
(9)  Transfer Agency Services and Shareholder Services Agreement 9/
                                                                 -
(10) (a)   Opinion and consent of Kirkpatrick & Lockhart LLP, counsel to the
     Registrant 1/
                -
     (b) Opinion and Consent of Kirkpatrick & Lockhart LLP with respect to Growth and Income Portfolio 8/
                                      -

     (c) Opinion and Consent of Kirkpatrick & Lockhart LLP with respect to High Grade Fixed Income Portfolio and Aggressive Growth Portfolio 10/
                                                                       --
     (d) Opinion and Consent of Kirkpatrick & Lockhart LLP with respect to High Income Portfolio, Small Cap Portfolio, Strategic Income Portfolio and Tactical Allocation Portfolio (to be filed)
(11) Other opinions, appraisals, rulings and consents:
     (a)  Independent Auditors' Consent (to be filed)
(12) Financial statements omitted from prospectus-none
(13) Letter of investment intent 1/
                                  -
(14) Prototype Retirement Plan - none
(15) Plan pursuant to Rule 12b-1 - none
(16) Schedule of Computation for Performance Quotations - not
     applicable
(17) and
(27) Financial Data Schedule (to be filed)
(18) Plan pursuant to Rule 18f-3 (not applicable)
----------------------

1/   Incorporated by reference to Pre-Effective Amendment No. 1, SEC File No.
-
     33-10438, filed April 1, 1987.

2/   Incorporated by reference to Post-Effective Amendment No. 1, SEC File No.
-
     33-10438, filed September 30, 1987.

3/   Incorporated by reference to Post-Effective Amendment No. 3, SEC File No.
-
     33-10438, filed March 3, 1988.

4/   Incorporated by reference to Post-Effective Amendment No. 4, SEC File No.
-
     33-10438, filed April 29, 1988.

5/   Incorporated by reference to Post-Effective Amendment No. 6, SEC File No.
-
     33-10438, filed April 28, 1989.

6/   Incorporated by reference to Post-Effective Amendment No. 8, SEC File No.
-
     33-10438, filed March 2, 1990.

7/   Incorporated by reference to Post-Effective Amendment No. 10, SEC File No.
-
     33-10438, filed May 1, 1991.

8/   Incorporated by reference to Post-Effective Amendment No. 11, SEC File No.
-
     33-10438, filed November 1, 1991.

9/   Incorporated by reference to Post-Effective Amendment No. 14, SEC File No.
-
     33-10438, filed April 30, 1993.

10/  Incorporated by reference to Post-Effective Amendment No. 15, SEC File No.
--
     33-10438, filed July 2, 1993.

11/  Incorporated by reference to Post-Effective Amendment No. 16, SEC File No.
--
     33-10438, filed March 2, 1994.

12/  Incorporated by reference to Post-Effective Amendment No. 17, SEC File No.
--
     33-10438, filed April 21, 1994.

13/  Incorporated by reference to Post-Effective Amendment No. 20, SEC File No.
--
     33-10438, filed April 28, 1995.

14/  Incorporated by reference from Articles III, VIII, IX, X, and XI of
--
     Registrant's Declaration of Trust, as amended effective August 13, 1987, February 26, 1988, February 24, 1989, December 31, 1990, October 15, 1991,
     May 25, 1993, August 14, 1995, and February 29, 1996, and from Articles II, VII and X of Registrant's By-Laws, as amended March 19, 1993 and September 28, 1994.

15/  Incorporated by reference to Post-Effective Amendment No. 21, SEC File No.
--
     33-10438, filed September 1, 1995.

16/  Incorporated by reference to Post-Effective Amendment No. 23, SEC File No.
--
     10438, filed May 1, 1996.

                                   SIGNATURES

   Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Post-Effective Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York, on the 15th day of December, 1997.

                                    MITCHELL HUTCHINS SERIES TRUST

                                    By:  /s/ Dianne E. O'Donnell
                                        ----------------------------
                                        Dianne E. O'Donnell
                                        Vice President and Secretary

  Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment has been signed below by the following persons in the capacities and on the dates indicated:

Signature                                                 Title                                      Date
---------                                                 -----                                      ----
/s/ Margo N. Alexander
--------------------------------------------              President and Trustee                      December 15, 1997
Margo N. Alexander *                                      (Chief Executive Officer)

/s/ E. Garrett Bewkes, Jr.
--------------------------------------------              Trustee and Chairman                       December 15, 1997
E. Garrett Bewkes, Jr. *                                  of the Board of Trustees

/s/ Richard Q. Armstrong
--------------------------------------------              Trustee                                    December 15, 1997
Richard Q. Armstrong *

/s/ Richard R. Burt
--------------------------------------------              Trustee                                    December 15, 1997
Richard R. Burt *

/s/ Mary C. Farrell
--------------------------------------------              Trustee                                    December 15, 1997
Mary C. Farrell *

/s/ Meyer Feldberg
--------------------------------------------              Trustee                                    December 15, 1997
Meyer Feldberg *

/s/ George W. Gowen
--------------------------------------------              Trustee                                    December 15, 1997
George W. Gowen *

/s/ Frederic V. Malek
--------------------------------------------              Trustee                                    December 15, 1997
Frederic V. Malek *

/s/ Carl W. Schafer
--------------------------------------------              Trustee                                    December 15, 1997
Carl W. Schafer *

/s/ Paul H. Schubert
--------------------------------------------              Vice President and Treasurer (Chief        December 15, 1997
Paul H. Schubert                                          Financial and Accounting Officer)

* Signature affixed by Elinor W. Gammon pursuant to powers of attorney dated May 21, 1996 and incorporated by reference from Post-Effective Amendment No. 30 to the registration statement of PaineWebber Managed Municipal Trust, SEC File 2-89016, filed June 27, 1996.